240466765.7 209615-10001 AGREEMENT OF LEASE BETWEEN 99 PARK AVENUE ASSOCIATES, L.P., OWNER AND AMALGAMATED BANK, TENANT Dated as of April 4, 2025 Demised Premises: A Portion of the Ground Floor and the Entire 2nd, 3rd and 5th Floors 99 Park Avenue New York, New York

240466765.7 209615-10001 i TABLE OF CONTENTS ARTICLE 1 RENT ......................................................................................................................... 1 ARTICLE 2 ACCEPTANCE OF DEMISED PREMISES; OCCUPANCY ................................ 11 ARTICLE 3 TENANT ALTERATIONS ..................................................................................... 14 ARTICLE 4 MAINTENANCE AND REPAIRS ......................................................................... 18 ARTICLE 5 WINDOW CLEANING ........................................................................................... 19 ARTICLE 6 REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS................... 19 ARTICLE 7 SUBORDINATION AND ATTORNMENT........................................................... 20 ARTICLE 8 PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY .................. 21 ARTICLE 9 DESTRUCTION, FIRE AND OTHER CASUALTY ............................................. 22 ARTICLE 10 EMINENT DOMAIN ............................................................................................ 24 ARTICLE 11 ASSIGNMENT, MORTGAGE, ETC. ................................................................... 24 ARTICLE 12 ELECTRIC CURRENT ......................................................................................... 28 ARTICLE 13 ACCESS TO DEMISED PREMISES ................................................................... 30 ARTICLE 14 VAULT, VAULT SPACE, AREA ........................................................................ 30 ARTICLE 15 CERTIFICATE OF OCCUPANCY ...................................................................... 31 ARTICLE 16 BANKRUPTCY .................................................................................................... 31 ARTICLE 17 DEFAULT ............................................................................................................. 31 ARTICLE 18 REMEDIES OF OWNER AND WAIVER OF REDEMPTION .......................... 32 ARTICLE 19 FEES AND EXPENSES ........................................................................................ 34 ARTICLE 20 BUILDING ALTERATIONS AND MANAGEMENT ........................................ 35 ARTICLE 21 NO REPRESENTATIONS BY OWNER.............................................................. 35 ARTICLE 22 END OF TERM ..................................................................................................... 35 ARTICLE 23 QUIET ENJOYMENT ........................................................................................... 35 ARTICLE 24 FAILURE TO GIVE POSSESSION ..................................................................... 36 ARTICLE 25 NO WAIVER ......................................................................................................... 37 ARTICLE 26 WAIVER OF TRIAL BY JURY ........................................................................... 37 ARTICLE 27 INABILITY TO PERFORM; FORCE MAJEURE ............................................... 38 ARTICLE 28 BILLS AND NOTICES ......................................................................................... 38 ARTICLE 29 SERVICES ............................................................................................................. 39 ARTICLE 30 CAPTIONS ............................................................................................................ 43 ARTICLE 31 DEFINITIONS ....................................................................................................... 43 ARTICLE 32 ADJACENT EXCAVATION – SHORING .......................................................... 43 ARTICLE 33 RULES AND REGULATIONS ............................................................................ 44 ARTICLE 34 ESTOPPEL CERTIFICATE .................................................................................. 44 ARTICLE 35 SUCCESSORS AND ASSIGNS ........................................................................... 45 ARTICLE 36 BROKER ............................................................................................................... 45 ARTICLE 37 OWNER’S LIABILITY ......................................................................................... 45 ARTICLE 38 INSURANCE ......................................................................................................... 45 ARTICLE 39 PARTIES NOT BOUND ....................................................................................... 46 ARTICLE 40 MODIFICATIONS REQUESTED BY LENDER ................................................ 47 ARTICLE 41 USE AND OCCUPANCY ..................................................................................... 47 ARTICLE 42 AUTHORIZATIONS............................................................................................. 47 ARTICLE 43 SECURITY ............................................................................................................ 48 ARTICLE 44 MISCELLANEOUS .............................................................................................. 49 ARTICLE 45 BASE BUILDING WORK; OWNER’S WORK; OWNER’S GROUND FLOOR WORK .............................................................................................................................. 46 ARTICLE 46 OPTION TO RENEW ........................................................................................... 54 ARTICLE 47 RIGHT OF FIRST OFFER .................................................................................... 50 ARTICLE 48 RIGHT OF FIRST REFUSAL ............................................................................... 52 ARTICLE 49 TENANT’S CANCELLATION OPTION............................................................. 54

240466765.7 209615-10001 i EXHIBITS: EXHIBIT A-1 - FLOOR PLAN OF THE GROUND FLOOR PREMISES EXHIBIT A-2 - FLOOR PLAN OF THE SECOND FLOOR PREMISES EXHIBIT A-3 - FLOOR PLAN OF THE THIRD FLOOR PREMISES EXHIBIT A-4 - FLOOR PLAN OF THE FIFTH FLOOR PREMISES EXHIBIT A-5 - DEDICATED ELEVATOR EXHIBIT B - CLEANING SPECIFICATIONS EXHIBIT C – RULES AND REGULATIONS EXHIBIT D - FORM OF COMMENCEMENT DATE AGREEMENT EXHIBIT E - WORK AGREEMENT EXHIBIT F - HVAC SPECIFICATIONS EXHIBIT G-1 - FOURTH FLOOR OFFER SPACE EXHIBIT G-2 - SIXTH FLOOR OFFER SPACE EXHIBIT G-3 - ROFR SPACE EXHIBIT H - SIGNAGE LOCATIONS

THIS AGREEMENT OF LEASE (this “Lease”), dated as of this 4th day of April 2025 (the “Effective Date”), between 99 PARK AVENUE ASSOCIATES, L.P., a New York limited partnership, having an address c/o Global Holdings Management (US) Inc., Nomad Tower, 1250 Broadway, 38th Floor, New York, New York 10001 (hereinafter referred to as “Owner”), and AMALGAMATED BANK, a New York state-chartered bank, having an office at 275 Seventh Avenue, New York, New York 10001 (hereinafter referred to as “Tenant”). W I T N E S S E T H: WHEREAS, Owner hereby leases to Tenant and Tenant hereby leases from Owner (i) a portion of the rentable area of the ground floor, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 2,116 rentable square feet (“RSF”), as more particularly shown hatched on Exhibit A-1 annexed hereto (the “Ground Floor Premises”); (ii) the entire rentable area of the second (2nd) floor, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 28,598 RSF, as more particularly shown hatched on Exhibit A-2 annexed hereto (the “Second Floor Premises”); (iii) the entire rentable area of the third (3rd) floor, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 31,715 RSF, as more particularly shown hatched on Exhibit A-3 annexed hereto (the “Third Floor Premises”); and (iv) the entire rentable area of the fifth (5th) floor, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 31,616 RSF, as more particularly shown hatched on Exhibit A-4 annexed hereto (the “Fifth Floor Premises”; the Ground Floor Premises, together with the Second Floor Premises, the Third Floor Premises and the Fifth Floor Premises, collectively, the “Demised Premises”), which Demised Premises the parties hereto acknowledge and agree (without representation or warranty on the part of Owner) contains 94,045 aggregate RSF, in the building commonly known as, and having an address at, 99 Park Avenue, New York, New York (the “Building”), for a term commencing on the Office Commencement Date (as hereinafter defined) and ending on the last day of the month in which the day immediately preceding the fifteenth (15th) anniversary of the Office Rent Commencement Date occurs (the “Expiration Date”) (or until such term shall sooner cease and expire as hereinafter provided), at the annual rental rate as set forth in Article 1. No easement for light or air is included in the Demised Premises. The Second Floor Premises, the Third Floor Premises and the Fifth Floor Premises are collectively herein referred to as the “Office Premises.” NOW THEREFORE, the parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, intending to be legally bound, hereby covenant and agree as follows: All of the foregoing recitals are incorporated herein by reference. ARTICLE 1 RENT (A) Basic Annual Rent. (i) (x) Tenant shall pay fixed rent (“Basic Annual Rent”) for the Office Premises at the rate of (a) $6,205,207.50 per annum ($517,100.63 per month), from the Office Rent Commencement Date (as hereinafter defined) through and including the day immediately preceding the fifth (5th) anniversary of the Office Rent Commencement Date; (b) $6,756,781.50 per annum ($563,065.13 per month), from the fifth (5th) anniversary of the Office Rent Commencement Date through and including the day immediately preceding the tenth (10th) anniversary of the Office Rent Commencement Date; and (c) $7,308,355.50 per annum ($609,029.63 per month), from the tenth (10th) anniversary of the Office Rent Commencement Date through and including the Expiration Date, it being agreed that Tenant shall pay such Basic Annual Rent in the foregoing monthly installments on the first day of each applicable calendar month during the term of this Lease, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at Owner’s office or such other place as Owner may designate, without any set off, counterclaim or deduction whatsoever, except as otherwise expressly set forth herein. For purposes of this Lease, the “Office Commencement Date” shall be the first date on which the following shall have occurred: (i) Owner shall have tendered delivery of the Office Premises to Tenant with the Base Building Work (as hereinafter defined) and Owner’s Work (as hereinafter defined) Substantially Completed (as

240466765.7 209615-10001 2 hereinafter defined), and (ii) Owner shall have obtained and delivered to Tenant the fully executed and acknowledged Existing Mortgagee SNDA (as hereinafter defined); provided, however, that in no event shall the Office Commencement Date occur prior to April 1, 2026. The “Office Rent Commencement Date” shall mean the date that is sixteen (16) months after the Commencement Date. (y) Tenant shall pay Basic Annual Rent for the Ground Floor Premises at the rate of (a) $142,830.00 per annum ($11,902.50 per month), from the Ground Floor Rent Commencement Date (as hereinafter defined) through and including the day immediately preceding the fifth (5th) anniversary of the Ground Floor Rent Commencement Date; (b) $155,526.00 per annum ($12,960.50 per month), from the fifth (5th) anniversary of the Ground Floor Rent Commencement Date through and including the day immediately preceding the tenth (10th) anniversary of the Ground Floor Rent Commencement Date; and (c) $168,222.00 per annum ($14,018.50 per month), from the tenth (10th) anniversary of the Ground Floor Rent Commencement Date through and including the Expiration Date, it being agreed that Tenant shall pay such Basic Annual Rent in the foregoing monthly installments on the first day of each applicable calendar month during the term of this Lease, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at Owner’s office or such other place as Owner may designate, without any set off, counterclaim or deduction whatsoever, except as otherwise expressly set forth herein. For purposes of this Lease, the “Ground Floor Commencement Date” shall be the date when Owner shall have tendered delivery of the Ground Floor Premises to Tenant with the Ground Floor Base Building Work (as hereinafter defined) and Owner’s Ground Floor Work (as hereinafter defined) Substantially Completed; “Commencement Date” shall mean the Office Commencement Date or Ground Floor Commencement Date, as applicable. For the avoidance of doubt, the Ground Floor Commencement Date shall occur on or after the Office Commencement Date and the performance and/or Substantial Completion of Owner’s Ground Floor Work shall not be a condition to the occurrence of the Office Commencement Date. The “Ground Floor Rent Commencement Date” shall mean the date that is sixteen (16) months after the Ground Floor Commencement Date; “Rent Commencement Date” shall mean the Office Rent Commencement Date or Ground Floor Rent Commencement Date, as applicable. (ii) In the event that this Lease shall commence (or terminate) on a day other than the first (or last) day of a calendar month, Tenant shall pay Owner with respect to such partial month an amount equal to one monthly installment of Basic Annual Rent multiplied by a fraction, the numerator of which is the number of days remaining in said month (or remaining during the term of this Lease) (including the day of termination) and the denominator of which is the total number of days in said month. (iii) If Owner receives from Tenant any payment less than the sum of the Basic Annual Rent, Additional Rent (as hereinafter defined) or any other charges then due and owing pursuant to the terms of this Lease (a “Partial Payment”), Owner, in its sole discretion, without any liability to Tenant, may allocate such Partial Payment in whole or in part to any Basic Annual Rent, any Additional Rent and/or any other charges then due to Owner (or to any combination thereof). (B) Escalations. (i) It is understood that the Basic Annual Rent specified in Paragraph 1(A)(i) above does not include provision for any increase in the amount of Taxes (as hereinafter defined) on the Building and the land upon which it is erected (the “Land”; the Building, together with the Land, collectively, the “Real Property”) or in the cost of operations and maintenance thereof. Therefore, in order that the rental payable throughout the term of this Lease shall reflect any such increase, the parties agree as hereinafter set forth. The amounts payable pursuant to this Paragraph 1(B) shall be known as the “Escalation Rent”. The Escalation Rent, together with all other sums of money as shall become due from and be payable by Tenant to Owner under this Lease shall be known as “Additional Rent”. Owner shall have the same remedies with respect to a default in payment of Escalation Rent and any and all other Additional Rent payable under this Lease as Owner has with respect to a default in payment of Basic Annual Rent. Certain terms herein are defined as follows: (a) The amount of Tenant’s pro rata share of the increase in Taxes over the Taxes payable for the Base Tax Year (as hereinafter defined) or the amount of Tenant’s pro

240466765.7 209615-10001 3 rata share of the increase in Operating Expenses (as hereinafter defined) over the Base Operating Amount (as hereinafter defined), as the case may be. Tenant’s pro-rata share (“Tenant’s Percentage”) of any such increase is agreed to be 19.56%, which shall be comprised of 19.12% with respect to the Office Premises and 0.44% with respect to the Ground Floor Premises. The parties hereto acknowledge and agree (without representation on the part of Owner) that for purposes of calculating Tenant’s Percentage, the Building is comprised of 480,802 rentable square feet in the aggregate. (b) The term “Base Operating Amount” as used herein means the Operating Expenses for the calendar year 2026 or the calendar year in which the Office Commencement Date occurs, if later. (c) A “Tax Year” shall be any fiscal year or portion thereof occurring during the term of this Lease, commencing on July 1 and ending on the next June 30. If the City of New York should amend its fiscal period, then the term Tax Year shall mean the twelve (12) month fiscal year then adopted by the City of New York. (d) The term “Base Tax Year” as used herein shall mean the period commencing July 1, 2026 and ending June 30, 2027, or the Tax Year in which the Office Commencement Date occurs, if later. (e) “BID Charges” shall mean business improvement district charges imposed on the Building and/or the Land, and any expenses incurred by Owner in contesting the same. (f) The term “Taxes” as used herein shall mean all real estate taxes, including the New York State equalization factor if any, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties, interest or discounts, on the Building and/or the Land, (i) any new, or substitute, taxes which shall be levied in lieu of any such taxes or which shall be levied on the gross rentals of the Building and/or the Land, (ii) any special assessments against the Building and/or the Land which shall be required to be paid during the Tax Year in respect to which taxes are being determined, excluding BID Charges, and (iii) the expense of contesting the amount or validity of any such taxes, charges or assessments (such expense to be applicable to the period of the item contested). Taxes shall exclude excise, franchise, income, transfer, mortgage, and other conveyance, inheritance, estate, value added or encumbrance taxes imposed on Owner. In the event Owner successfully contests the Taxes for any Tax Year with a resulting decrease therein, Owner shall refund or credit to Tenant, as the case may be, Tenant’s Percentage of such decrease, less Tenant’s Percentage of the expenses incurred in contesting the Taxes pursuant to clause (iii) above. Owner reserves the right to recompute the Escalation Rent due hereunder in the event of a reduction of Taxes for the Base Tax Year, and Tenant agrees to pay such Escalation Rent within thirty (30) days of being billed therefor. Taxes (including in connection with determination of Taxes for the Base Tax Year) shall be calculated without taking into account any abatement or exemption which Owner may receive pursuant to the New York City Industrial and Commercial Abatement Program (ICAP) and the rules and regulations promulgated thereunder or any other tax abatement or exemption program. (g) The term “Operating Expenses” shall mean those costs and expenses incurred or paid by or on behalf of the Owner for any calendar year, in respect of the operation, cleaning, repair, safety, security, management or maintenance of the Building, and its plazas, sidewalks and curbs, and the equipment of the Owner therein, the services provided to tenants thereof and properly chargeable to the operation and maintenance of the Real Property. Operating Expenses shall be determined in accordance with GAAP to the extent practicable, and shall include, without limitation (other than those exclusions specifically listed), the following items: (I) salaries, wages, contract costs, general welfare and other benefits, including group life, health, hospitalization, medical, surgical, accident and other types of insurance, and retirement benefits, vacation benefits, pension payments, payroll taxes, workers compensation, disability, union benefits paid by employer, unemployment insurance, social security and other similar taxes of or with respect to employees of Owner up to and including the grade of building manager to the extent engaged in the operation, repair, replacement, cleaning, safety, security, management and maintenance of the Building and/or independent contractors engaged in such ownership, operation, repair, replacement, cleaning, safety, security, management and maintenance;

240466765.7 209615-10001 4 (II) charges under cleaning contracts and other service contracts necessary for the operation, repair, replacement, cleaning, security, management and maintenance of the Building; (III) the cost of uniforms, including dry cleaning thereof, for employees; (IV) the cost of all fuel, gas, steam, electricity, heat, ventilation, air-conditioning and chilled or condenser water, water (including sewer rental), and any other utilities supplied to the Building and the Building systems and equipment, together with any taxes and surcharges thereon; (V) the cost of all casualty, terrorism, war risk (if obtainable), liability, excess liability, property damage, fidelity, rent, indemnification, plate glass and other types of insurance covering Owner, its agents, servants and employees, and/or all or any portion of the Real Property; (VI) the cost of all supplies (including cleaning supplies), tools, materials, and equipment and/or the rental thereof, and the depreciation of hand tools and other moveable equipment used in connection with the ownership, operation, cleaning, maintenance, repair, safety, security, and management of the Building; (VII) the cost of all repairs, painting, maintenance and/or non-capital replacements made by Owner; (VIII) the cost of any expenditures, whether by purchase or lease, for capital improvements and capital equipment that are expensed or regarded as deferred expenses and capital expenditures, whether by purchase or lease, that are made (i) by reason of Requirements (as hereinafter defined) (x) enacted after the date of this Lease or enacted as of the date of this Lease but hereafter applicable to the Real Property, or (y) currently in effect or applicable to the Real Property for which periodic or cyclical compliance may continue to be required from and after the date of this Lease, or (ii) for labor-saving devices or for devices or equipment which are otherwise designed to reduce Operating Expenses (but only to the extent of such designed reduction in Operating Expenses), in each case such capital expenditures to be included in Operating Expenses for the calendar year in which such costs are incurred and every subsequent calendar year (provided that no such costs shall be included in the Base Operating Amount), to the extent amortized on a straight-line basis over ten (10) years, with interest calculated at an annual rate equal to three (3%) percent over the Prime Rate in effect at the time of Owner’s having made said expenditure; (IX) management fees not to exceed three percent (3%) of the gross revenues of the Building, and the fair market value rental attributable to the Building’s management office; (X) the cost of window cleaning, janitorial, concierge, guard, watchman or other security personnel, service or system, if any; (XI) vault, sales, use and frontage taxes; (XII) customary dues and fees for trade and industry associations and costs of their related activities; (XIII) reasonable legal, accounting and other professional fees and disbursements incurred in connection with the operation, repair, replacement, cleaning, safety, security, maintenance, or management of the Building; (XIV) administrative costs for bookkeeping, telephone, and other administrative costs reasonably allocable to the Building; (XV) decorations and exterior and interior landscaping; and (XVI) any and all other fees, costs, charges and expenses paid or incurred by Owner for operation, repair, replacement, cleaning, safety, security, management and maintenance of the Real Property, which are customary for office buildings located in midtown of the Borough of Manhattan, City of New York, comparable to the Building.

240466765.7 209615-10001 5 Operating Expenses shall not include the following expenses: (1) franchise or income taxes imposed on Owner; (2) Taxes, as well as profits, franchise, gains, estate, income, succession, gift, corporation, unincorporated business and gross receipts taxes imposed upon Owner’s business, or any interest or penalties for failure to timely pay such taxes; (3) the cost of any non-Building standard services performed for any tenant(s) of the Building to the extent that any such work or services are in excess of the services which Owner is required to furnish to Tenant pursuant to this Lease at the expense of Owner; (4) expenses which would otherwise be Operating Expenses to the extent Owner is separately reimbursed therefor by any tenant or occupant of the Building, other than as part of escalation provisions contained in any lease or other agreement with such tenant or occupant; (5) interest and amortization payable by Owner under mortgages or any other loans; (6) the cost of any capital expenditure or improvement made prior to the date of this Lease (including interest and amortization of such amounts), and the cost of any capital expenditure or improvement made from and after the date of this Lease, except to the extent set forth above and in the last grammatical paragraph of this Paragraph 1(B)(f); (7) rent payable by Owner under any ground lease; (8) depreciation and amortization (except as otherwise set forth above and in the last grammatical paragraph of this Paragraph 1(B)(f)); (9) expenses that relate to leasing space in the Building, including, without limitation, attorneys’ fees and disbursements, the cost of leasing commissions and other leasing costs incurred by Owner in connection with leasing or procuring tenants, including, without limitation, Owner work letters, work allowances, rent credits and rent concessions; (10) expenses incurred by Owner to prepare, renovate, repaint, redecorate or perform any other work in any space leased to an existing tenant or prospective tenant of the Building; (11) expenses incurred by Owner for repairs or other work occasioned by fire, windstorm, or other insurable casualty other than the amount of any deductible under any insurance policy; (12) professional fees not allocated to the operation or management of the Real Property, and costs and expenses, including professional fees, allocable to disputes with, or preparation or negotiation of leases for, specific tenants and prospective tenants, or in enforcing any lease or in renewing, extending, terminating, surrendering or amending any lease for a tenant in the Building (except costs and expenses incurred in connection with Building-wide disputes); (13) any expense for which Owner is otherwise compensated or reimbursed or entitled to be reimbursed, whether by virtue of insurance proceeds, condemnation proceeds, claims under warranties (other than insurance deductibles, which shall be included in Operating Expenses), by Tenant or other third parties, other than from tenants of the Building pursuant to lease provisions similar in nature to this Article; (14) costs incurred due to Owner’s negligence or willful misconduct to the extent in excess of those costs which would have been included in Operating Expenses in the absence of such negligence or willful misconduct;

240466765.7 209615-10001 6 (15) expenses that Owner incurs in selling, purchasing, financing or refinancing the Real Property and costs incurred with respect to a sale or transfer of any direct or indirect interest in Owner; (16) costs incurred in connection with the acquisition or sale of air rights, transferable development rights, easements or other real property interests; (17) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act; (18) all bad debt loss, rent loss or reserves for bad debts or rent loss, if any; (19) salaries, wages, benefits and all other direct compensation to any persons above the grade of building manager; (20) advertising, entertainment and promotional costs that are paid or incurred for the Building; (21) costs of gifts and political or charitable contributions made by Owner; (22) costs incurred for acquiring and insuring, but not costs incurred for maintaining, works of art of the quality and nature of “fine art” (rather than decorative art of the type customarily found in comparable office buildings in the vicinity of the Building); (23) costs associated with the construction, installation, repair or operation of any broadcasting facility, conference center, luncheon club, athletic facility, child care facility, auditorium, cafeteria, gym, or any other similar specialty facility, except to the extent that any such facility exists in the Building for the general benefit of tenants in the Building; (24) all electrical costs incurred and furnished to leased areas of the Building and the costs of any other utilities furnished on a submetered basis to leased areas of the Building; (25) costs of any construction to expand the footprint of the Building or add additional floors to the Building; (26) costs and expenses, including professional fees, incurred curing Owner’s defaults or performing work resulting from any violation by Owner of the terms of this Lease or any other lease of space in the Building, or of any superior lease or mortgage, to the extent in excess of those costs and expenses which would have been included in Operating Expenses in the absence of such defaults or violations; (27) intentionally omitted; (28) amounts paid to affiliates of Owner for services to the extent that such costs exceed the costs of such services that would have been paid in the absence of such relationship; (29) to the extent any cost is includable in Operating Expenses and incurred with respect to both the Building and other properties, there shall be excluded from Operating Expenses a fair and reasonable percentage thereof, consistently applied on the basis of the rentable square footage of the properties involved, which is properly allocable to such other properties; (30) the cost of removing, encapsulating or otherwise abating any asbestos or other Hazardous Materials in the Building (unless introduced to the Building by Tenant or Persons Within Tenant’s Control); (31) costs associated with the operation of the business entity that constitutes Owner, including accounting and legal matters of such entity;

240466765.7 209615-10001 7 (32) any interest, fine, penalty or other late charges payable by Owner resulting from any non-payment or late payment; and (33) costs and expenses related to another tenant’s default unless the expense is to abate a nuisance affecting other tenants in the Building, including costs and related expenses incurred in terminating or taking over such lease. For purposes of this Paragraph the term “cost” and the term “expenses” shall each be deemed to mean “costs and expenses”. In determining the Base Operating Amount and the amount of Operating Expenses for all subsequent calendar years, (i) if less than 100% of the Building shall have been occupied by tenants at any time during the year, Operating Expenses shall be increased to an amount equal to the like operating expense which would normally be expected to be incurred, had such occupancy been 100% and had such full utilization been made during the entire period, or (ii) if the Owner is not furnishing any particular work or service (the cost of which if performed by the Owner would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Owner, Operating Expenses shall be deemed for the purpose of this Paragraph to be increased by an amount equal to the additional Operating Expense which would reasonably have been incurred during such period by the Owner if it had at its own expense furnished such work or service to such tenant. For the purposes hereof, “GAAP” shall mean Generally Accepted Accounting Principles, in effect from time to time in the United States, or any replacement thereof which becomes an industry standard utilized by landlords of comparable office buildings in the vicinity of the Building, including, without limitation, the International Financial Reporting Standards, as adopted by the European Union, in effect from time to time. Operating Expenses shall include, whether or not expensed or regarded as deferred expenses and capital expenditures, the cost of improvements, equipment or machinery installed for the purpose of (1) reducing energy consumption and carbon utilization at the Building in compliance with Carbon Emissions Law (as hereinafter defined), (2) reducing CEL Charges (as hereinafter defined), and/or (3) converting any Building equipment to an alternative energy source or installing new equipment to supplement or replace existing equipment for the purpose of providing alternative energy source(s) for Building systems in compliance with Carbon Emissions Law, provided, however, that, notwithstanding Paragraph 1(B)(g)(VIII), to the extent any such costs constitute capital expenditures, such costs shall be amortized over the useful life of such improvements, equipment and machinery (not to exceed 20 years), with interest calculated at an annual rate equal to three (3%) percent over the Prime Rate in effect at the time of Owner’s having made said expenditure. (h) The term “Prime Rate” shall mean the prime or base rate offered from time to time by Chase Manhattan Bank, N.A. or its successor, and if such prime or base rate shall cease to be so announced, then the term “Prime Rate” shall mean the commercially recognized equivalent. (ii) (a) In order to provide for current payments on account of an increase in Taxes and Operating Expenses over the Base Tax Year and the Base Operating Amount, respectively, Tenant agrees, at Owner’s request, to pay, from and after the first (1st) anniversary of the Office Commencement Date, in advance, as Escalation Rent, Tenant’s Percentage for the ensuing twelve (12) months, as estimated by Owner from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of Tenant’s Percentage so estimated by Owner (which amount Tenant agrees shall, notwithstanding anything herein set forth to the contrary, be paid at such times and in such amounts as may from time to time be required to be escrowed with any mortgagee escrowing for Taxes) commencing on the first day of the month following the month in which Owner notifies Tenant of the amount of such estimated Tenant’s Percentage. If, as finally determined, Tenant’s Percentage shall be greater than or less than the aggregate of all installments so paid on account to the Owner for such twelve (12) month period, then Tenant shall within thirty (30) days after being billed therefor, pay to Owner the amount of such underpayment, or the Owner shall refund or credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Taxes and Operating Expenses for each year and then to adjust such estimate in the following year based on actual Taxes and Operating Expenses incurred and/or paid by Owner. The obligation of Tenant with respect to the payment of Escalation Rent shall survive the expiration or sooner termination of this Lease. Any payment,

240466765.7 209615-10001 8 refund or credit made pursuant to this Paragraph shall be made without prejudice to any right of the Tenant to dispute, or of the Owner to correct, any item(s) as billed pursuant to the provisions hereof. (b) Notwithstanding anything herein contained to the contrary, from and after the Office Commencement Date, Tenant shall pay Owner 100% of any increase in Taxes resulting from any increase in the assessment of the Building or any portion thereof by reason of capital improvements made by or on behalf of Tenant or any party claiming through or under Tenant. (c) Commencing on the first (1st) anniversary of the Office Commencement Date, Tenant shall pay to Owner, as Rent, an amount equal to Tenant’s Percentage of the amount by which Operating Expenses for any calendar year during the term of this Lease (from and after the first (1st) anniversary of the Office Commencement Date) exceed the Base Operating Amount, and commencing on the first (1st) anniversary of the Office Commencement Date, Tenant shall pay to Owner, as Escalation Rent, an amount equal to Tenant’s Percentage of the amount by which the Taxes for any Tax Year (from and after the first (1st) anniversary of the Office Commencement Date) exceed the Taxes payable during the Base Tax Year. Tenant covenants and agrees to pay the increases in Escalation Rent pursuant to Paragraph 1(B)(ii)(a) above within thirty (30) days after rendition of Owner’s statement to Tenant, without further demand therefor, and without offset, counterclaim or deduction whatsoever. In addition, commencing on the first (1st) anniversary of the Office Commencement Date, Tenant shall pay to Owner, as Rent, an amount equal to Tenant’s Percentage of the BID Charges (with respect to periods from and after the first (1st) anniversary of the Office Commencement Date) within thirty (30) days after rendition of Owner’s statement to Tenant therefor. Failure to give any such statement shall not constitute a waiver by Owner of its right to require an increase in Escalation Rent nor shall such failure deprive Tenant of a decrease in Escalation Rent, as the case may be, nor shall the same relieve Tenant’s obligation to pay Tenant’s Percentage of BID Charges. (d) (I) The statements sent to Tenant pursuant to this Article shall be conclusively binding upon Tenant unless, within one hundred eighty (180) days after such statement is sent, Tenant shall send a written notice to Owner objecting to such statement and in the case of Operating Expenses, electing to review Owner’s books and records with respect thereto. If Tenant shall send such notice with respect to a statement of Operating Expenses, Tenant may, at its own expense, select an independent certified public accountant which is not being compensated by Tenant, in whole or in part, on a contingency or “success” basis (an “Approved Examiner”), provided that such Approved Examiner is not and has not during the term of this Lease been affiliated with, a shareholder in, an officer, director, partner, or employee of, any Manager during the term or the Manager named in this Lease, and such Approved Examiner may examine Owner’s books and records relating to such statement of Operating Expenses to determine the accuracy of the statement in question. Upon Owner’s request, Tenant shall furnish Owner with evidence that the Approved Examiner is not being compensated on a contingency or “success” basis, including a copy of Tenant’s engagement agreement with the Approved Examiner. The Approved Examiner must conclude its examination no later than ninety (90) days after Owner shall have made the applicable full, complete and accurate books and records available for review (it being agreed that the same shall be made available for review in an office in Manhattan, subject to the confidentiality requirements set forth herein). Tenant recognizes the confidential nature of Owner’s books and records and agrees that information obtained by it or an Approved Examiner during any examination (including any compromise, settlement or adjustment relating to the results of such examination) shall be maintained in strict confidence by Tenant and such Approved Examiner. As a condition precedent to Tenant’s exercise of its right to examine Owner’s books and records, Tenant shall deliver to Owner a confidentiality agreement, reasonably satisfactory to Owner, from the Approved Examiner to the same effect as Tenant’s agreement contained in the preceding sentence. If, after such examination, such Approved Examiner shall dispute the statement in question and Owner and Tenant shall be unable to resolve the dispute within thirty (30) days after the completion of the examination, then either party may elect to have the dispute resolved by arbitration, as set forth in Paragraph 1(B)(ii)(d) below. The fees and expenses involved in resolving such dispute shall be borne by the unsuccessful party. Notwithstanding the giving of such notice by Tenant, as a condition of Tenant’s right to cause the Approved Examiner to inspect Owner’s books and records, and pending the resolution of any such dispute, Tenant shall pay to Owner when due the amount shown on the statement in question as provided in this Paragraph 1(B). Notwithstanding anything to the contrary contained in Article, if it is finally determined (either by Owner agreeing with the Approved Examiner’s determination or pursuant to the

240466765.7 209615-10001 9 arbitration process in clause (II) below) that Tenant’s statement was overstated, Owner shall reimburse Tenant for such overpayment pursuant to this Article. The obligations contained in this Article shall survive the Expiration Date. (II) (1) Any dispute under this Paragraph 1(B)(ii)(d) shall be resolved as follows: An independent certified public accountant (the “Independent CPA”) shall be selected by Owner and approved by Tenant, which approval shall not be unreasonably withheld or delayed. If Owner and Tenant are unable to agree upon the Independent CPA, then he or she shall be designated by the American Arbitration Association (“AAA”). The Independent CPA selected by the parties or designated by the AAA shall not have been employed by Owner or Tenant during the previous five (5) year period and shall have at least ten (10) years’ experience in the practice of real estate accounting. Owner and Tenant shall each submit to the Independent CPA and to the other, based upon the definition of Operating Expenses and the principles set forth in this Paragraph 1(B), its determination of Operating Expenses for the applicable calendar year. The Independent CPA shall determine which of the two (2) determinations more closely represents the proper calculation of Operating Expenses pursuant to the provisions of this Paragraph 1(B). The Independent CPA may not select any other calculation of Operating Expenses other than one submitted by Owner or Tenant. The determination of the Independent CPA shall be binding upon Owner and Tenant and shall constitute the Operating Expenses for the applicable calendar year. (2) Owner and Tenant hereby agree to, and hereby do: (x) waive any and all rights either of them at any time may have to revoke their agreement hereunder to submit to arbitration as set forth in this Paragraph 1(B)(ii)(d); (y) consent to the entry of judgment in any court upon any award rendered in any arbitration held pursuant to this Paragraph 1(B)(ii)(d); and (z) acknowledge that any award rendered in any arbitration held pursuant to this Paragraph 1(B)(ii)(d), whether or not such award has been entered for judgment, shall be final and binding upon Owner and Tenant. (e) No subsequent decrease or correction in favor of Tenant in the calculation of Taxes and/or Operating Expenses (whether as a result of challenge pursuant to Paragraph 1(B)(ii)(d) above or otherwise) shall reduce the Basic Annual Rent. (f) The computation under this Article is intended to constitute a formula for agreed rental escalation and may or may not constitute an actual reimbursement to Owner for the costs and expenses paid with respect to the Real Property. (g) Only Owner shall be eligible to institute tax reduction or other proceedings to reduce Taxes. Owner shall, with respect to the Base Tax Year and each subsequent Tax Year, initiate and pursue in good faith an application or proceeding seeking a reduction in the assessed valuation of the Real Property; provided, however, that Owner shall not be required to initiate or pursue any such application or proceeding for any such Tax Year if Owner obtains with respect to such Tax Year advice from a reputable certiorari attorney or consultant that in such person’s reasonable opinion, considering only the Real Property (and not any other real estate owned by Owner), it would not be advisable or productive to bring such application or proceeding. Upon written request, Owner shall provide Tenant with a status update on any such proceedings. (h) If (x) the first (1st) anniversary of the Office Commencement Date or (y) the Expiration Date occurs on a date other than July 1 or June 30, respectively, any Escalation Rent for the year in which the first (1st) anniversary of the Office Commencement Date, or the Expiration Date, occurs shall be apportioned in that percentage which the number of days in the period from the first (1st) anniversary of the Office Commencement Date to June 30 or from July 1 to the Expiration Date, as the case may be, both inclusive, bears to the total number of days in the period for which such Escalation Rent is payable. (C) (a) The terms defined below shall for the purposes of this Lease have the meanings herein specified: (i) “Carbon Emissions Law” means collectively, Local Law 97 of the Local Laws of the City of New York for the Year 2019 or any amendment, modification, supplement or replacement thereof, any rules or regulations promulgated pursuant thereto. (ii) “CEL Charges” means (x) all costs, expenses, fines, penalties or other similar charges payable by Owner under or to comply with the Carbon Emissions

240466765.7 209615-10001 10 Law and attributable to the Building, and (y) amounts paid to purchase renewable energy credits and/or “greenhouse gas offsets” in order to reduce the amounts that would otherwise be payable under clause (x) up to the extent of such actual reduction; provided, that CEL Charges shall not include (A) any costs, expenses, fines, penalties or similar charges paid by Owner (including, without limitation, in connection with any penalties or charges levied upon the Building under the Carbon Emissions Law or otherwise) directly or indirectly arising from, or attributable to, (i) any failure of Owner to duly meet any reporting, improvements, installation and/or any other obligations under the Carbon Emissions Law applicable to the Building or (ii) Owner’s failure to operate and maintain any Building systems in accordance with the standards from time to time prevailing with respect to office buildings comparable in class and services to the Building in the vicinity of the Building (“Comparable Buildings”), or (B) any capital expenditures incurred by Owner in order to comply with Carbon Emissions Law (provided that the same shall be included in Operating Expenses as set forth in the last grammatical paragraph of Paragraph 1(B)(g)). (iii) “Base Building GHG Emissions” means the amount of greenhouse gas emissions, expressed in tons of carbon dioxide equivalents (tCO2e), for any calendar year in which the Building is subject to the Carbon Emissions Law, reasonably calculated by a registered design professional in accordance with the requirements of the Carbon Emissions Law and attributable to the energy used at the Building (including electricity, steam, natural gas, diesel fuel and any other energy source used at the Building in the future) to operate all non- leasable portions of the Building during such calendar year, as determined by the applicable meters and/or submeters in the Building. (iv) “Leasable Area GHG Emissions” means the amount of greenhouse gas emissions, expressed in tCO2e for any applicable calendar year in which the Building is subject to the Carbon Emissions Law, equal to all greenhouse gas emissions reasonably calculated by a registered design professional in accordance with the requirements of the Carbon Emissions Law and attributable to energy used to power the leasable portions of the Building during such calendar year, as determined by tenants’ meter or meters, connected supplemental air conditioning tonnage, documented overtime HVAC services provided, and documented usage of diesel fuel, as applicable with respect to such leasable portions. (v) “Total GHG Emissions” means, for any calendar year in which the Building is subject to the Carbon Emissions Law, the sum of the Base Building GHG Emissions plus the Leasable Area GHG Emissions, in each case, for such calendar year. (vi) “Total GHG Emissions Limit” means the amount of greenhouse gas emission, expressed in tCO2e, allocated to the Building for any calendar year in which the Building is subject to the Carbon Emissions Law based upon the areas and use categories therein as provided for by the Carbon Emissions Law. (vii) “Tenant’s GHG Emissions” means the amount of greenhouse emissions, expressed in tCO2e for any applicable calendar year in which the Building is subject to the Carbon Emissions Law, equal to all greenhouse gas emissions reasonably calculated by a registered design professional in accordance with the requirements of the Carbon Emissions Law and attributable to all energy used in the Demised Premises (x) by Tenant and anyone claiming by, through or under Tenant and (y) to provide overtime HVAC service and any other non-building standard utility service requested by Tenant to the Demised Premises, in each case, during such calendar year as determined by Tenant’s submeters or direct meters for electricity, steam and natural gas, connected supplemental air conditioning tonnage, documented overtime HVAC services provided, or documented usage of diesel fuel. From and after the Office Rent Commencement Date, Tenant shall send Owner monthly statements regarding Tenant’s consumption of any utilities in the Demised Premises (other than data and telecommunications) for which Tenant is billed directly by the utility or service provider, together with copies of the invoices that Tenant has received therefor during such calendar year. Owner shall have the right to audit Tenant’s GHG Emissions and Tenant’s books and records related thereto not more frequently than once per calendar year, in each case upon at least thirty (30) days’ notice to Tenant. (viii) “Tenant’s GHG Emissions Limit” means the amount of greenhouse gas emission, expressed in tCO2e, reasonably allocated to the Demised Premises by Owner’s consultant for any calendar year in which the Building is subject to the Carbon Emissions Law based solely upon the square footage of the Demised Premises and the category of Tenant’s use therein as provided for by the Carbon Emissions Law (it being agreed that all tenants using

240466765.7 209615-10001 11 their premises for general, administrative and executive office use shall be ascribed the same emissions limit per square foot as all other office areas in the Building). (b) In addition to Tenant’s obligation to pay Owner or the applicable utility provider the charges for utilities and services set forth in invoices for utilities and services furnished to the Demised Premises, from and after the first (1st) anniversary of the Office Commencement Date, if the Total GHG Emissions shall exceed the Total GHG Emissions Limit for the Building during any calendar year during the Term from and after the first (1st) anniversary of the Office Commencement Date, then Tenant shall pay to Owner an amount (such amount, “Tenant’s CEL Payment”) equal to (x) the amount of the CEL Charges payable by Owner for such calendar year as a result of Tenant’s GHG Emissions exceeding Tenant’s GHG Emissions Limit for the applicable calendar year, plus (y) Tenant’s Percentage of any CEL Charges payable by Owner for such calendar year attributable to excess Base Building GHG Emissions for the applicable calendar year, provided that the portion of Tenant’s CEL Payment attributable to clause (y) shall not exceed $1.00 per RSF of the Demised Premises per annum. If the Expiration Date occurs on a date other than December 31, any Tenant’s CEL Payment due under this Lease for any partial calendar year during the Term from and after the first (1st) anniversary of the Office Commencement Date shall be apportioned in that percentage which the number of days in such partial calendar year occurring during the Term bears to the total number of days in the applicable calendar year. (c) Within one hundred eighty (180) days following the assessment or imposition of any CEL Charges, Owner shall submit to Tenant a statement (each a “CEL Statement”) prepared by Owner or Manager and certified as true and correct by an officer of Owner or Manager, setting forth in reasonable line item detail a calculation of Tenant’s CEL Payment, if any, due to Owner from Tenant with respect to CEL Charges for such period. Within thirty (30) days after receipt of a CEL Statement, Tenant shall make payment of the Tenant’s CEL Payment. Tenant shall have the right to audit the CEL Statement in the same manner as Tenant’s audit of Operating Expenses. (d) In no event shall the Basic Annual Rent under the Lease be reduced by virtue of this Paragraph 1(C). (D) Notwithstanding anything to the contrary set forth in this Lease, Owner shall be solely responsible, and shall not hold Tenant liable (and same shall not be part of Operating Expenses), for any costs, expenses, charges, damages, and/or sums paid (including, without limitation, in connection with any penalties or charges levied upon the Building under the Carbon Emissions Law or otherwise) due to (1) the failure of Owner to timely or duly meet reporting, improvement, installation and/or any other obligations under the Carbon Emissions Law, and/or (2) Owner’s failure to operate and maintain any Building systems in accordance with the standards from time to time prevailing with respect to Comparable Buildings. No portion of Tenant’s CEL Payment shall be attributable to the excess consumption of utilities or systems by any other tenant or occupant of the Building within its leased premises, and in no event shall Tenant be obligated to pay Tenant’s CEL Payment attributable to Tenant exceeding Tenant’s GHG Emissions Limit for any particular period if no CEL Charges are assessed against the Building for such period. Tenant shall not be obligated to make any Tenant’s CEL Payments prior to the Office Rent Commencement Date. (E) Owner represents and warrants to Tenant that the Building is in compliance with the Carbon Emissions Law as of the date of this Lease, including the 2024 emissions limit. (F) Survival of Obligations. The obligations contained in this Article 1 shall survive the Expiration Date. ARTICLE 2 ACCEPTANCE OF DEMISED PREMISES; OCCUPANCY (A) Acceptance of Demised Premises. Tenant has inspected the Building and the Demised Premises, is acquainted with their condition and agrees to take the applicable portion thereof on the applicable Commencement Date in its “as is”, but vacant and broom-clean condition and except as expressly set forth in this Lease (including, without limitation, (x) Owner’s obligation to perform the Base Building Work and Owner’s Work in accordance with Article 45

240466765.7 209615-10001 12 of this Lease as applicable to the Office Premises and (y) Owner’s obligation to perform the Ground Floor Base Building Work and Owner’s Ground Floor Work in accordance with Article 45 of this Lease as applicable to the Ground Floor Premises) and Owner’s maintenance, repair and replacement obligations under this Lease. Except as otherwise expressly provided in this Lease, Tenant acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the applicable portion of the Demised Premises is in good and satisfactory condition subject to Owner’s obligation to complete (X) the Base Building Work and Owner’s Work and Punchlist Items as applicable to the Office Premises and (Y) the Ground Floor Base Building Work and Owner’s Ground Floor Work and Punchlist Items as applicable to the Ground Floor Premises. Except as may be provided for otherwise in this Lease, including Article 45 and Exhibit E of this Lease, Owner shall have no obligation to perform any work or make any installations in order to prepare the Demised Premises for Tenant’s occupancy. Owner represents to Tenant that the Building systems serving each portion of the Demised Premises shall be in working order on the Commencement Date applicable thereto. (B) Commencement Date Agreement. Subject to the terms and conditions of this Lease, Owner may submit to Tenant a written agreement (the “Commencement Date Agreement”), substantially in the form annexed hereto as Exhibit D, confirming the Commencement Date and the Rent Commencement Date applicable to each portion of the Demised Premises and the Expiration Date, and, Tenant shall execute such agreement and return it to Owner within ten (10) Business Days thereafter. Any failure of the parties to execute such written agreement shall not affect the validity of the Commencement Date and the Rent Commencement Date applicable to each portion of the Demised Premises or the Expiration Date set forth in such Commencement Date Agreement as reasonably determined by Owner in accordance with the terms of this Lease. (C) Occupancy. Tenant and its affiliates shall use and occupy the Office Premises for general, administrative and executive offices, and uses incidental thereto, which shall be legal purposes consistent with a first-class office building in midtown Manhattan, and for no other purpose. The Ground Floor Premises shall be used by Tenant solely as a private entrance lobby for ingress and egress to and from the Office Premises. Notwithstanding anything to the contrary contained in this Lease (including, without limitation this clause (C) and clause (D) immediately below), Tenant shall be permitted to host events, including, without limitation, by a customer or investor or potential customer or investor (but not to unrelated third-party events for a fee) in the Demised Premises (e.g., without limitation, client events, sales events, and employee trainings), including in the Ground Floor Premises, and such events may include, without limitation, service of food and beverages (including alcoholic beverages) as well as music and/or other sound amplification, provided that Tenant shall obtain all permits and licenses required by applicable Requirements and obtain and maintain the insurance described in Paragraph 38(A)(vi) of this Lease. During Operating Hours on Business Days, Tenant shall use commercially reasonable efforts to prevent such music or other sound amplification from being audible outside the Demised Premises, and if Owner shall receive a written complaint from any other occupant of the Building at any time, Tenant shall take reasonable steps to mitigate such excess sound and prevent the same from emanating from the Demised Premises. (D) Prohibited Uses. Tenant shall not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used, (1) for the business of photographic, multilith or multigraph reproductions or offset printing (other than those which are ancillary to an otherwise permitted use), (2) for an off-the-street retail commercial banking, thrift institution, loan company, trust company, depository or safe deposit business accepting deposits from the general public, (3) for the off-the-street retail sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (4) by the United States government, the City or State of New York, any foreign government, the United Nations or any agency or department of any of the foregoing having or asserting sovereign immunity, (5) for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, except for the preparation, dispensing and consumption of food by Tenant’s employees, agents and invitees in the Demised Premises and not for the sale of food to any persons other than such employees, agents and invitees in the Demised Premises, (6) as an employment agency, day-care facility, labor union (which shall not preclude members of a labor union from being invited to events in the Demised Premises), school, or vocational training center (except for the training of employees of Tenant), (7) as a barber shop, beauty salon or manicure shop, (8) for product display activities (such as those of a manufacturer’s representative), (9) as offices of any public utility company, (10) for data processing activities (other than those which are ancillary to an otherwise permitted use), (11) for health care activities, (12) for clerical support services or offices of public

240466765.7 209615-10001 13 stenographers or typists (other than those which are ancillary to an otherwise permitted use), (13) as reservation centers for airlines or travel agencies, (14) for retail or manufacturing use (including off the street retail sales of securities), (15) as studios for radio, television or other media (excluding podcasting or other similar media production consistent with office tenants in Comparable Buildings), (16) for offices for a real estate brokerage firm, (17) for the design, development, marketing, operating and/or managing of a shared working environment other than for Tenant’s employees (including, without limitation, flexible workplace center, executive/shared office suites, an incubatory-type office/facility, and/or virtual office space), or (18) for any obscene or pornographic purpose or any sort of commercial sex establishment or for exhibition to the public of any obscene or pornographic materials. For purposes of the preceding clause (18), “pornographic” shall mean that the material or purpose has prurient appeal or relates, directly or indirectly, to lewd or prurient sexual activity and “obscene” shall have the meaning ascribed thereto in New York Penal Law Section 235.00. Furthermore, the Demised Premises shall not be used for any purpose that would, in Owner’s reasonable judgment, tend to lower the first-class character of the Building, violate the certificate of occupancy of the Building, impair or interfere (to more than a de minimis extent) with any of the Building operations or the proper and economic heating, air-conditioning, cleaning or any other services of the Building, interfere (to more than a de minimis extent) with the use of the other areas of the Building by any other tenants or occupants, or impair the appearance of the Building. (E) Permitted Dogs. Notwithstanding any provision to the contrary contained in this Lease, Owner hereby permits Tenant, subject to the terms of this Paragraph 2(E), to bring to the Building fully domesticated, fully vaccinated, trained dogs weighing no more than 50 pounds (hereinafter referred to individually as a “Permitted Dog”, and collectively as the “Permitted Dogs”), which are owned by Tenant’s employees as pets (as opposed to service dogs as defined in applicable Requirements), and to keep such Permitted Dogs in the Demised Premises during those times in which such employees are present in the Demised Premises. At no time shall there be more than two (2) Permitted Dogs in the Demised Premises at any one time. The Permitted Dogs, accompanied by their owners, shall be transported to and from the Demised Premises through the Building’s freight elevator during Freight Elevator Hours, and after Freight Elevator Hours, such Permitted Dogs may be transported to and from the Demised Premises through the Building’s passenger elevators, so long as such dogs shall be on leads or in pet carriers and securely held by their owners at all such times in such passenger elevators. Tenant shall be responsible for monitoring compliance with the provisions of this Paragraph 2(E), and Tenant shall obtain from the owner of each Permitted Dog and submit to Owner an information sheet containing such Permitted Dog’s name and photograph, weight, breed and license number, and the name, address and telephone number of such dog’s veterinarian. Permitted Dogs shall not be left unattended in the Demised Premises or any part of the Building at any time. In all portions of the Building other than the Demised Premises (specifically including, without limitation, all common areas), Permitted Dogs shall, at all times, remain on a leash or in a pet carrier and controlled by Tenant’s employees, and shall not be permitted to walk or otherwise roam through the Building except for entry and egress to the Demised Premises. Tenant shall be responsible for any damage and/or costs incurred by Owner as a result of Permitted Dogs’ presence in any portion of the Building. Without limiting the generality of the foregoing, Tenant shall promptly repair any damage caused by Permitted Dogs to the Building, the Demised Premises or the common areas, and Tenant shall indemnify, protect, defend and hold Owner harmless from and against all losses, damages, claims, actions, causes of action, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred by Owner in connection with the rights granted to Tenant under this Paragraph 2(E). Tenant’s rights under this Paragraph 2(E) are subject to, and Tenant shall comply with, all applicable Requirements associated with or governing the presence of dogs at or within the Building. The rights granted herein with respect to Permitted Dogs shall not apply or be transferable to any other animal, and in the event Tenant wishes to bring an animal or dog other than Permitted Dogs into the Building, Tenant shall submit a written request to Owner for its approval, which approval may be withheld in Owner’s sole and absolute discretion. Further, Tenant agrees not to bring any Permitted Dog to the Building in the event such Permitted Dog becomes ill or contracts a disease that could potentially threaten the health or wellbeing of any tenant or occupant of the Building (which diseases shall include, without limitation, rabies, leptospirosis, flea infestation and Lyme disease). Owner shall have the right to preclude access to the Building of any Permitted Dog if such Permitted Dog is, in Owner’s judgment, found to violate the prior sentence or to be a substantial nuisance to the Building (for purposes hereof, the causes for which Permitted Dogs may be found to be a “substantial nuisance” include but are not limited to (i) repeated or excessively loud barking by such Permitted Dog, (ii) such Permitted Dog biting

240466765.7 209615-10001 14 any occupant or invitee of the Building, (iii) failure to clean up any defecation or urination by such Permitted Dog immediately upon verbal or other notice from Owner, (iv) such Permitted Dog otherwise damaging or destroying the Building, the Demised Premises or common areas (or any property in the Building, the Demised Premises or common areas) or (v) the Permitted Dog fighting or otherwise creating a disturbance with other Permitted Dogs. (F) Early Access. Tenant shall have access to the Demised Premises prior to the applicable Commencement Date to install Tenant’s Installations (as hereinafter defined) in accordance with and subject to the terms and conditions of Article V of the Work Agreement annexed hereto as Exhibit E. ARTICLE 3 TENANT ALTERATIONS (I) (A) Tenant shall not make or permit to be made any Alterations (as hereinafter defined) without Owner’s prior written consent, which consent shall not be unreasonably withheld or delayed, provided that: (i) the outside appearance of the Building shall not be affected; (ii) the strength of the Building shall not be affected; (iii) the structural parts of the Building shall not be affected; (iv) no part of the Building outside of the Demised Premises shall be affected; and (v) the Building systems shall not be adversely affected and the use of such systems by Tenant shall not be increased beyond Tenant’s allocable portion of the reserve capacity thereof, if any. Reference is hereby made to the Building Rules and Regulations for Alterations, a copy of which has been provided to the Tenant (the “Alterations Regulations”), and which is incorporated by reference in this Lease. Owner reserves the right to make reasonable Building standard changes and additions thereto. For the purposes of this Lease, “Alterations” shall mean all alterations, decorations, installations, repairs, improvements, additions, replacements or other physical changes in or about the Demised Premises. The term “Subject to CPI Adjustments” shall mean that such amount shall be increased on each anniversary of the Office Commencement Date occurring during the term of this Lease by the percentage increase in CPI (as hereinafter defined) that accumulated during the preceding twelve (12) month period, prorated for any partial month(s). “CPI” shall mean the Consumer Price Index for All Urban Consumers (“CPI-AUC”), New York, New York- Northeastern New Jersey, All Items (1982-1984=100), issued and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that CPI-AUC ceases to use a 1982-84 base rate of 100 as the basis of calculation, then the CPI-AUC shall be adjusted to the figure that would have been arrived at had the manner of computing the CPI-AUC in effect at the date of this Lease not been altered. If CPI-AUC is not available or may not lawfully be used for the purposes herein stated, the term “CPI” shall mean (i) a successor or substitute index to CPI- AUC, appropriately adjusted, selected by Owner; or (ii) if such a successor or substitute index is not available or may not lawfully be used for the purposes herein stated, a reliable governmental or other non-partisan publication, selected by Owner, evaluating the information theretofore used in determining CPI-AUC. Notwithstanding the foregoing, Tenant may, without the consent of Owner, but upon at least five (5) Business Days prior notice to Owner, make (I) purely decorative or cosmetic changes to the Demised Premises such as wall coverings, painting, carpeting, hanging artwork and the like (collectively, “Decorative Alterations”) and (II) certain minor, non-structural Alterations to the Demised Premises which shall not require a building permit or governmental approval under any applicable Requirements (collectively with Decorative Alterations, “Permitted Minor Alteration”), provided that the per project cost of such Decorative Alterations and Permitted Minor Alterations shall not exceed Five Hundred Thousand Dollars ($500,000.00), Subject to CPI Adjustments. (B) (1) Prior to making any Alterations, Tenant shall, at Tenant’s expense, (i) (except with respect to Permitted Minor Alterations) submit to Owner three (3) sets of blue lines of final, stamped and detailed plans and specifications (including layout, architectural, electrical, mechanical and structural drawings, to the extent applicable) that comply with all Requirements for each proposed Alteration, and Tenant shall not commence any such Alteration without first obtaining Owner’s approval of such plans and specifications which approval shall be granted or withheld in accordance with this Article (or deemed approval in accordance with this Article), (ii) at Tenant’s expense, obtain all permits, approvals and certificates if required by any government authorities, and (iii) furnish to Owner duplicate original policies of (or certificates evidencing) worker’s compensation insurance (covering all persons to be employed by Tenant, and Tenant’s contractors and subcontractors, in connection with such Alteration) and commercial general liability insurance (including premises operation, bodily injury, personal injury, death,

240466765.7 209615-10001 15 independent contractors, products and completed operations, broad form contractual liability and broad form property damage coverages), in such form, with such companies, for such periods and in such amounts as Owner may reasonably approve, which approval shall not be unreasonably withheld, conditioned or delayed, naming Owner and its agents (including Manager), any lessor and any mortgagee of which Owner notifies Tenant in writing, as additional insureds (the “Owner Additional Insureds”). Upon completion of such Alterations, Tenant, at Tenant’s expense, shall obtain certificates of final approval of such Alterations if required by any government authority and (except with respect to Permitted Minor Alterations) shall furnish Owner with copies thereof, together with the “as-built” plans and specifications for such Alterations, in such format as shall from time to time be reasonably designated by Owner. All Alterations shall be made and performed substantially in accordance with the plans and specifications therefor as approved by Owner (or deemed to have been so approved in accordance with this Article) and in compliance with all Requirements and the Alterations Regulations. All materials and equipment to be incorporated in the Demised Premises as a result of any Alterations shall be first quality and no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement. In addition, all Alterations (except Decorative Alterations and Permitted Minor Alterations) for which the cost of labor and materials (as reasonably estimated by Owner’s architect, engineer or contractor) is in excess of Three Hundred Thousand and 00/100 Dollars ($300,000.00), shall be performed only under the supervision of a licensed architect selected by Tenant and reasonably satisfactory to Owner. (2) Owner shall respond to the proposed plans and specifications referred to in Paragraph 3(I)(B)(1)(i) within fifteen (15) Business Days after submission (and within ten (10) Business Days following re-submission), but Owner shall have no liability to Tenant by reason of Owner’s failure to respond within such time period. Notwithstanding the foregoing, if Owner fails to respond to Tenant’s request for Owner’s approval to any such proposed plans and specifications within the fifteen (15) Business Day period (or ten (10) Business Day period), then provided Tenant sends a second request (“Tenant’s Second Alterations Request”) for such approval and, provided Tenant’s Second Alterations Request states in bold capital letters: “IF OWNER FAILS TO RESPOND TO THIS REQUEST FOR APPROVAL OF THE PROPOSED PLANS AND SPECIFICATIONS WITHIN FIVE (5) BUSINESS DAYS AFTER THIS REQUEST IS GIVEN, THEN OWNER’S APPROVAL THEREOF SHALL BE DEEMED GRANTED IN ACCORDANCE WITH PARAGRAPH 3(I)(B)(2) OF THE LEASE”, and Owner fails to respond to Tenant’s Second Alterations Request within such five (5) Business Day period then, in such event, Owner’s approval of the such plans and specifications in question shall be deemed to have been given. Owner reserves the right to disapprove any plans and specifications in part, to reserve approval of items shown thereon pending its review and approval of other plans and specifications, and to condition its approval upon Tenant making revisions to the plans and specifications or supplying additional information. Any disapproval or refusal to consent given by Owner shall be accompanied by a statement setting forth in reasonable detail the reasons for such disapproval or refusal to consent. Tenant agrees that any review or approval by Owner of any plans and/or specifications with respect to any Alteration is solely for Owner’s benefit, and without any representation, warranty or liability whatsoever to Tenant or any other person with respect to the adequacy, correctness or sufficiency thereof or with respect to Requirements or otherwise. (C) (1) Except as otherwise provided in the Alterations Regulations, Tenant shall be permitted to perform Alterations during Operating Hours (as hereinafter defined), provided that such work does not unreasonably interfere with or interrupt the operation and maintenance of the Building or unreasonably interfere with or interrupt the use and occupancy of the Building by other occupants of the Building. Otherwise, Alterations shall be performed at Tenant’s expense and at such times and in such manner as Owner may from time to time reasonably designate. (2) All Alterations shall become a part of the Building and shall be Owner’s property from and after the installation thereof and, except as otherwise provided in this Lease, may not be removed or changed without Owner’s consent, which consent shall be granted or withheld in accordance with the terms and conditions of this Article 3. Notwithstanding any provision to the contrary contained in this Lease, Tenant, at Tenant’s expense, prior to the Expiration Date, or, in the case of an earlier termination of this Lease, within thirty (30) days after such termination, shall remove all (i) Specialty Alterations (as hereinafter defined) and (ii) such other items installed by or on behalf of Tenant after the date of this Lease which are unusually difficult and/or expensive to remove as reasonably determined by Owner (the items described in this clause (ii) are referred to herein as “Additional Specialty Alterations”); provided, however,

240466765.7 209615-10001 16 that if Owner notifies Tenant in writing at least one hundred eighty (180) days prior to the Expiration Date or such earlier date upon which the term of this Lease shall expire that Owner desires all or any of such Specialty Alterations and/or Additional Specialty Alterations to remain in the Demised Premises, then any such items designated in such notice shall remain in the Demised Premises and shall not be removed by Tenant. Upon any such removal, Tenant shall repair in a good and workmanlike manner any damage to the Demised Premises or the Building caused by such removal. Notwithstanding the foregoing, Owner shall identify any Specialty Alterations contained within plans and specifications for Alterations, Owner’s Combined Work and/or Additional Work (as hereinafter defined) concurrently with Owner’s approval of the plans and specifications therefor. “Specialty Alterations” shall mean any and all vaults, cooking kitchens (as opposed to pantries), subflooring structures and raised flooring systems, structural reinforcements, auditoria, dumbwaiters, conveyors, mainframe computer centers (e.g., computer systems installed in racks and ancillary equipment (including supplemental HVAC units) installed within the Demised Premises, as opposed to the walls creating such computer rooms), slab penetrations, copying centers (not including pantries or coves containing one or two photocopying machines), libraries, fish tanks, back up energy supply systems and all equipment related thereto, generators and fuel tanks, fuel lines and all equipment related thereto, internal staircases, private lavatories, medical facilities and electrical and telecommunications risers and conduits installed by or on behalf of Tenant. For the avoidance of doubt, Decorative Alterations and Permitted Minor Alterations shall not constitute Specialty Alterations or Additional Specialty Alterations under this Lease, and notwithstanding anything to the contrary contained herein, Owner agrees that the internal staircase to be constructed between the Second Floor Premises and the Third Floor Premises and any improvements to the Ground Floor Premises to place the same in compliance with the ADA (as hereinafter defined) shall not constitute Specialty Alterations. (3) At the time of giving its consent thereto, Owner shall notify Tenant of any items of Alterations shown on Tenant’s plans and specifications that constitute Specialty Alterations or Additional Specialty Alterations which, subject to the terms of Paragraph 3(I)(C)(2) of this Lease, Tenant shall be required to remove from the Demised Premises upon the expiration or earlier termination of this Lease. (4) All Tenant’s trade fixtures, furniture, equipment and other personal property shall remain the property of Tenant and, on or before the Expiration Date or earlier end of the term hereof, may be removed from the Demised Premises by Tenant at Tenant’s option, provided, however, that Tenant shall repair in a good and workmanlike manner any damage to the Demised Premises or the Building caused by such removal. (5) The provisions of this Paragraph 3(I)(C) shall survive the expiration or earlier termination of this Lease. (D) (1) All Alterations shall be performed, at Tenant’s sole cost and expense, by contractors and subcontractors selected by Tenant and reasonably approved by Owner. Owner agrees not to unreasonably delay, condition or withhold its approval of Tenant’s contractors and subcontractors, provided that the same shall be properly licensed and insured and shall be equal opportunity employers. (2) Notwithstanding the foregoing, with respect to any Alteration affecting any Building systems (i.e., requiring more than mere connection thereto), (i) Tenant shall employ Owner’s or the Manager’s designated contractor (it being agreed that such contractor shall charge rates comparable to those of other similarly reputable contractors performing similar services in Comparable Buildings), and (ii) the Alteration shall, at Tenant’s expense, be designed by either Owner’s or the Manager’s engineer (it being agreed that such engineer shall charge rates comparable to those of other similarly reputable engineers performing similar services in Comparable Buildings) in consultation with Tenant’s construction professional(s) if so requested by Tenant. Notwithstanding the foregoing, Tenant shall employ Owner’s or the Manager’s designated contractor for all installations, connection, maintenance, repair and replacement of the life safety system components in the Demised Premises (it being agreed that such contractor shall charge rates comparable to those of other similarly reputable contractors performing similar services in Comparable Buildings). In addition, Tenant shall employ Owner’s or the Manager’s designated expediter with respect to any filings with, or other submissions to, applicable government authorities in connection with any of Tenant’s Alterations (it being agreed that such expediter shall charge rates comparable to those of other similarly reputable expediters performing similar services in Comparable Buildings).

240466765.7 209615-10001 17 (E) (1) Any mechanic’s lien filed against the Demised Premises or the Real Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant (excluding the Base Building Work, the Ground Floor Base Building Work, Owner’s Work and Owner’s Ground Floor Work) shall be cancelled or discharged by Tenant, by payment or filing of the bond required by law, within twenty (20) days after Tenant receives written notice of such lien, and Tenant shall indemnify and hold Owner harmless from and against any and all costs, expenses, claims, losses or damages resulting therefrom by reason thereof. (2) If Tenant shall fail to discharge such mechanic’s lien within the aforesaid period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding, and in any such event, Owner shall be entitled, if Owner so elects, to compel the prosecution of an action for the foreclosure of such mechanic’s lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances. (3) Any amount paid by Owner for any of the aforesaid charges and for all expenses of Owner (including, but not limited to, reasonable attorneys’ fees and disbursements) incurred in defending any such action, discharging said lien or in procuring the discharge of said lien, with interest on all such amounts at the lesser of (x) four (4) percentage points above the then current Prime Rate, and (y) the maximum legal rate of interest then chargeable to Tenant, in either case, applicable from the date of payment, shall be repaid by Tenant within ten (10) days after written demand therefor, and all amounts so repayable, together with such interest, shall be considered Additional Rent. (II) In the case of all Alterations except for Decorative Alterations, Tenant shall reimburse Owner, within thirty (30) days after demand therefor, for any reasonable third party expenses incurred by Owner for reviewing the plans and specifications therefor. (III) Owner, at Tenant’s expense, and upon the request of Tenant, shall join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (provided that the provisions of the applicable Requirements shall require that Owner join in such application) and shall otherwise cooperate with Tenant in connection therewith, provided that Owner shall not be obligated to incur any cost or expense or liability in connection therewith and, provided further, that in no event shall Tenant, its architect, engineer or other construction consultant be permitted to utilize any so-called “self-certification” procedure to obtain building permits with respect to any proposed Alterations. (IV) Tenant shall furnish to Owner copies of records of all Alterations and of the cost thereof within thirty (30) days after the completion of such Alterations. (V) Tenant shall not, at any time prior to or during the term hereof, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment would interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Owner, Tenant or others, or of any other property owned by Owner. In the event of any such interference or conflict, Tenant, upon demand of Owner, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately. For the avoidance of doubt, nothing in this Lease prohibits Tenant from using union labor or union contractors. (VI) Tenant shall have the right to use the fire stairways connecting the floors of the Office Premises as convenience stairs subject to compliance with the Rules and Regulations and applicable Requirements. Tenant shall have the right to install an internal security system in connection therewith, and shall tie such system into the Building’s security and Class E systems, at Tenant’s cost and expense (with Owner acknowledging and agreeing that card readers are an acceptable means of security). Tenant shall have the right to make purely cosmetic Alterations to the fire stairways connecting the floors of the Office Premises, subject to compliance with applicable Requirements, and subject to Owner’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Any such Alterations within the fire stairway by Tenant shall be maintained by Tenant at its cost and expense, and shall be removed and restored to conform with Building standards upon the expiration or earlier termination of the Term (notwithstanding

240466765.7 209615-10001 18 the fact that such Alterations may not constitute Specialty Alterations). Owner shall perform all other maintenance (including regular cleaning as reasonably necessary) of such fire stairways. ARTICLE 4 MAINTENANCE AND REPAIRS (A) Subject to Owner’s repair and maintenance obligations, Tenant shall, throughout the term of this Lease, take good care of the Demised Premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the Demised Premises or any other part of the Building and the systems and equipment thereof, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant’s subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant of Tenant (other than as provided by or on behalf of Owner) or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant of Tenant. Tenant shall also repair all damage to the Building and the Demised Premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant’s expense, all repairs in and to the Demised Premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least three (3) contractors per trade. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at Tenant’s expense. If Tenant installs a supplemental HVAC unit, system or equipment in the Demised Premises, Tenant, at its sole cost and expense, shall maintain, repair, and replace such unit, system or equipment during the term of this Lease, and shall remove same at the end of the term of this Lease, unless Owner notifies Tenant to the contrary. Owner shall maintain in good working order and repair the exterior and the structural portions of the Building, including the structural portions of the Demised Premises, and the public portions of the Building interior and Building plumbing, electrical, heating, ventilating and air conditioning, life safety, sewer, and vertical transportation systems (to the extent such systems presently exist, including the Dedicated Elevator) serving the Demised Premises, unless caused by the negligence of Tenant or any party claiming through or under Tenant. Tenant agrees to give prompt notice of any defective condition in the Demised Premises for which Owner may be responsible hereunder. Except as expressly provided in Article 9 and Paragraph 29(H) hereof, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set-off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other Article of this Lease. (B) Tenant shall maintain, at Tenant’s sole cost and expense, the Building sprinkler system distributed throughout the Demised Premises. If the Building sprinkler system shall be damaged by Tenant and/or if the Board of Fire Underwriters or Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, Alterations or additional sprinkler heads or other equipment be made or supplied in the Building sprinkler system solely by reason of the manner of use of the Demised Premises by Tenant or any party claiming through or under Tenant, including the location of partitions, trade fixtures, or other contents of the Demised Premises, or if any such changes, modifications, Alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Tenant shall, at Tenant’s expense, promptly make and supply such changes, modifications, Alterations, additional sprinkler heads or other equipment. If such modifications to the Building sprinkler system (i.e., exclusive of any sprinkler system located solely within the Demised Premises, the installation, repair and maintenance of which shall be deemed Tenant’s responsibility as hereinbefore provided) are not mandated by Tenant’s manner of use of the Demised Premises (including any Alterations made by or on behalf of Tenant), then same shall not be Tenant’s responsibility. (C) Owner agrees that at all times it will maintain the structural portions of the Building, the Building systems, and the common areas of the Building necessary for ingress and egress to and from the Demised Premises in a manner comparable to that of other first class office buildings in the vicinity of the Building.

240466765.7 209615-10001 19 ARTICLE 5 WINDOW CLEANING Tenant will not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction. ARTICLE 6 REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS (A) Tenant’s Compliance. At all times during the term of this Lease, Tenant, at Tenant’s sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations, codes and requirements of all state, federal, municipal and local governments, departments, commissions and boards (including, without limitation, Local Law 58) and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the Demised Premises (collectively, “Requirements”). Notwithstanding the preceding sentence, Tenant shall not be obligated to perform any Alterations necessary to comply with any Requirements, unless compliance shall be required by reason of (i) any cause or condition arising out of any Alterations in the Demised Premises (whether made by Tenant or by Owner on behalf of Tenant), or (ii) Tenant’s particular use, manner of use or manner of occupancy, as opposed to office use generally, or (iii) any breach of any of Tenant’s covenants or agreements under this Lease, or (iv) any wrongful act or negligence by Tenant or Persons Within Tenant’s Control (as hereinafter defined), or (v) Tenant’s use or manner of use or occupancy of the Demised Premises as a “place of public accommodation” within the meaning of the Americans With Disabilities Act of 1990, as amended (the “ADA”), in which event Tenant’s obligation to perform any Alteration by reason of this clause (v) shall be limited to Requirements of the ADA and apply only to the Demised Premises. Tenant may, after securing Owner to Owner’s reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys’ fees, by cash deposit, other form of security reasonably acceptable to Owner or surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements, provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the Demised Premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the Demised Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the Demised Premises or the Building of which the Demised Premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the Demised Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the Demised Premises in a manner which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. Tenant shall pay all costs, expenses, or damages which may be imposed upon Owner by reason of Tenant’s failure to comply with the provisions of this Article and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as Additional Rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” of rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said Demised Premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said Demised Premises. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s

240466765.7 209615-10001 20 expense, in settings sufficient, in Owner’s reasonable judgment, to absorb and prevent vibration, noise and annoyance. “Persons Within Tenant’s Control” shall mean and include Tenant, all of Tenant’s principals, officers, agents, contractors, servants, employees, subtenants and licensees (including, without limitation, Permitted Occupants). (B) Owner’s Compliance. Owner shall comply with all Requirements applicable to the Building, with respect to the Building’s common areas and the Building systems serving the Demised Premises, to the extent that non-compliance prevents or impairs Tenant from accessing the Demised Premises or using the Demised Premises for its normal business operations, in each case except to the extent that Tenant is so required to comply pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Lease, in the event that there are any Hazardous Materials (defined as such as of the date of this Lease), including asbestos, asbestos containing materials and/or vermiculite, in the Demised Premises, then, provided that such Hazardous Materials shall not have been introduced to the Demised Premises by Tenant or Persons Within Tenant’s Control, Owner, at Owner’s sole cost and expense, shall remove such Hazardous Materials from the Demised Premises. Owner will deliver to Tenant a Form ACP-5 for each floor of the Demised Premises on or prior to the Commencement Date applicable thereto. ARTICLE 7 SUBORDINATION AND ATTORNMENT (A) Subordination. Subject to Paragraph 7(C) and delivery of the Existing Mortgagee SNDA and Paragraph 7(D) hereof, this Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the Real Property of which the Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the Real Property of which the Demised Premises are a part. (B) Attornment. If at any time or times during the term of this Lease, the Building and/or the Land shall be encumbered by a mortgage or mortgages and/or if the Owner of the Demised Premises shall be the holder under a ground or other underlying lease of a leasehold estate covering the Real Property of which the Demised Premises are a part, and if such mortgagee or ground or underlying lessor shall so require or if such leasehold estate shall expire or terminate for any reason, Tenant shall, at the election and upon demand of any Owner of the Building of which the Demised Premises is a part, or of any mortgagee in possession thereof, attorn to any such Owner or mortgagee upon the then executory terms and conditions set forth herein for the remainder of the term of this Lease, subject to the terms and conditions of the Existing Mortgagee SNDA (if applicable) and any future SNDA. The foregoing provisions shall inure to the benefit of any such Owner or mortgagee and shall, in the event of any such election and demand, be self-operative without the necessity of the execution of any further instruments; however, Tenant agrees upon the demand of any such Owner or mortgagee to execute, acknowledge and deliver any instrument or instruments confirming such attornment. The foregoing provisions shall not be construed to limit or preclude any other rights which such Owner or mortgagee may then have under law or otherwise, and notwithstanding anything to the contrary contained herein, Tenant agrees that upon such attornment, such Owner or mortgagee shall not be: (1) liable for any act or omission of any prior landlord (including, without limitation, the then defaulting Owner); or (2) subject to any defense or offsets (except as expressly set forth in this Lease) which Tenant may have against any prior landlord (including, without limitation, the then defaulting Owner); or (3) bound by any payment of Basic Annual Rent or Additional Rent which Tenant might have paid for more than the current month to any prior landlord to the extent not received (including, without limitation, the then defaulting Owner); or (4) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Owner or mortgagee succeeded to any prior landlord’s interest (including, without limitation, that of the Owner named herein); or

240466765.7 209615-10001 21 (5) bound by any obligation to perform any work or to make improvements to the Demised Premises, except for (i) any repair and maintenance obligations of Owner expressly set forth in this Lease and (ii) any repairs to the Demised Premises or any part thereof as a result of damage by fire or other casualty pursuant to Article 9, but only to the extent that such repairs can be reasonably made from the net proceeds of any insurance actually made available to such Owner or mortgagee. (C) Notwithstanding anything to the contrary contained herein, Owner shall, at Tenant’s sole cost and expense, obtain from the holder of the existing mortgage on the Building (the “Existing Mortgagee”), and deliver to Tenant, a subordination, non-disturbance and attornment agreement (an “Existing Mortgagee SNDA”) in favor of Tenant on Existing Mortgagee’s standard form, subject to modifications reasonably acceptable to Existing Mortgagee and Tenant. Provided that Tenant shall so execute, acknowledge and deliver the Existing Mortgagee SNDA to Owner concurrently with Tenant’s execution and delivery of this Lease, Owner shall return the fully executed and acknowledged Existing Mortgagee SNDA to Tenant as a condition to the occurrence of the Effective Date, and Owner shall endeavor to do so within thirty (30) days. For the avoidance of doubt, in the event that the parties execute this Lease prior to delivery of the fully-executed Existing Mortgagee SNDA to Tenant, then this Lease shall remain in escrow and not yet effective, subject to release from escrow upon delivery of the fully-executed Existing Mortgagee SNDA to Tenant. (D) Notwithstanding anything to the contrary contained herein, Owner shall, at Tenant’s sole cost and expense, use commercially reasonable efforts to obtain from the holder of any future mortgage on the Building and the lessor under any future superior lease encumbering the Building, and deliver to Tenant, as a condition precedent to Tenant’s agreement to subordinate this Lease to the future mortgage or future superior lease in question, a subordination, non- disturbance and attornment agreement (each, a “SNDA”) in favor of Tenant on such future mortgagee’s or superior lessor’s standard form (provided that the same shall be commercially reasonable, it being agreed that the form of the Existing Mortgagee SNDA executed by Tenant shall be deemed to be commercially reasonable). Owner shall have no liability hereunder in the event that any future mortgagee or future superior lessor shall fail or refuse to execute and deliver a SNDA and the same shall not constitute a default under this Lease; however, in such event, this Lease shall not be subordinate to the future mortgage or future superior lease in question. For the purposes hereof, “commercially reasonable efforts” shall mean that Owner shall make a request in writing and shall follow-up with telephone calls and correspondence (which may be delivered via electronic mail) to the applicable future mortgagee or future superior lessor until Owner receives a response. (E) Owner represents and warrants to Tenant that (i) as of the date hereof, there is no superior lease encumbering any portion of the Real Property, and (ii) the only existing mortgage secured on the Real Property is the existing mortgage held by Existing Mortgagee. ARTICLE 8 PROPERTY LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY (A) Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said Building or caused by operations in construction of any private, public or quasi-public work. (B) If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of Basic Annual Rent or Additional Rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys’ fees, paid, suffered or incurred to the extent resulting from any breach by Tenant,

240466765.7 209615-10001 22 Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease, or the carelessness, negligence or improper conduct of Tenant, Tenant’s agents, contractors, employees, invitees or licensees, excluding to the extent resulting from Owner’s negligence or willful misconduct. Tenant’s liability under this Lease extends to the acts and omissions of any subtenant, any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld. (C) Subject to Paragraphs 9(E), 37(B) and 37(D), Owner shall indemnify and save harmless Tenant against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Tenant shall not be reimbursed by insurance, including reasonable attorneys’ fees, paid, to the extent suffered or incurred as a result of the negligence or willful misconduct of Owner or its agents or employees. Notwithstanding the foregoing, Owner shall not be liable to the extent the indemnification sought is for liabilities, obligations, damages, penalties, claims, costs and/or expenses due to the negligence or willful misconduct of Tenant or its agents, contractors, employees, invitees, or licensees. ARTICLE 9 DESTRUCTION, FIRE AND OTHER CASUALTY (A) If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this Lease shall continue in full force and effect except as hereinafter set forth. (B) If the Demised Premises are partially damaged or rendered partially unusable by fire or other casualty, the damage thereto shall be repaired by and at the expense of Owner (but such repair obligation shall be limited to the core and structural core and perimeter walls only with access available to the Demised Premises) (“Owner’s Restoration Obligations”), and the Basic Annual Rent and Escalation Rent applicable to the affected portion of the Demised Premises shall be abated until the earlier to occur of (i) the date that is sixty (60) days after substantial completion of Owner’s Restoration Obligations, and (ii) the date that Tenant completes its restoration following substantial completion of Owner’s Restoration Obligations. (C) If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the Basic Annual Rent and Escalation Rent shall be proportionately paid up to the time of the casualty and thenceforth shall be abated until the earlier to occur of (i) the date that is sixty (60) days after substantial completion of Owner’s Restoration Obligations, and (ii) the date that Tenant completes its restoration following substantial completion of Owner’s Restoration Obligations, subject to Owner’s right to elect not to restore the same as hereinafter provided. (D) If the Demised Premises are rendered wholly unusable for the permitted use (whether or not the Demised Premises are damaged in whole or in part) or if the Building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this Lease by written notice to Tenant, given within sixty (60) days after such fire or casualty, specifying a date for the expiration of this Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice however, to Owner’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any Basic Annual Rent and Escalation Rent owing shall be paid up to such date and any payments of Basic Annual Rent and Escalation Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall perform Owner’s Restoration Obligations under the conditions of Paragraphs 9(B) and (C) above, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the Demised Premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenant’s

240466765.7 209615-10001 23 liability for Basic Annual Rent and Escalation Rent shall be abated commencing on the date of the applicable casualty and shall resume in accordance with the terms and conditions of Paragraphs 9(B) and (C) above. (E) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is required to be maintained and to the extent permitted by law, each party hereby releases the other party (which term as used in this Paragraph includes the employees, agents, officers and directors of the other party) from all liability whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the Demised Premises or any interest or property therein or, thereon (whether or not such insurance is required to be carried under this Lease), but only to the extent that such loss is collected under said insurance policies (or would have been collectible if the insurance were in place). Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies, aforesaid, will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (F) If this Lease is terminated as a result of a fire or other casualty, Owner shall be entitled to retain for its benefit the proceeds of insurance maintained by Tenant on the Alterations and leasehold improvements (but not on Tenant’s property) in the Demised Premises. (G) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof. (H) Notwithstanding anything to the contrary contained herein, if all or any part of the Demised Premises is damaged or rendered unusable by fire or other casualty, Owner shall deliver to Tenant, within ninety (90) days after such fire or other casualty, subject to Article 27 hereof, a written estimate from Owner’s contractor of the time within which substantial completion of Owner’s required restoration work (as more particularly described in Paragraph 9(B)) will occur. If said contractor estimates the time as less than twelve (12) months from the date of the fire or other casualty (or less than nine (9) months if such casualty occurs during the eighteen (18) months of the term), this Lease will remain in full force and effect, unless Owner elects to terminate this Lease as permitted by this Article 9. If said contractor estimates such time as greater than twelve (12) months from the date of the fire or casualty (or greater than nine (9) months if the fire or casualty shall have occurred during the last eighteen (18) months of the term of this Lease), Tenant shall have the right to terminate this Lease by notice to Owner given within thirty (30) days after Owner shall have given contractor’s written estimate to Tenant (with time being of the essence). If said estimate is less than twelve (12) months from the date of the fire or other casualty (or less than nine (9) months if such casualty occurs during the last eighteen (18) months of the term), or if it is greater than twelve (12) months from the date of the fire or other casualty (or greater than nine (9) months if such casualty occurs during the last eighteen (18) months of the term) and Tenant has not elected to terminate this Lease, and Owner fails or is unable to substantially restore the Demised Premises (i.e., to core and structural walls and perimeter walls only) by the later to occur of (x) twelve (12) months (or nine (9) months, as applicable) after the date of such fire or other casualty and (y) the date estimated by Owner’s contractor for substantial completion of Owner’s restoration work (in each case, subject to extension due to force majeure), then Tenant shall have the right to terminate this Lease upon fifteen (15) days’ notice to Owner at any time following the expiration of said later period (but prior to completion of such Owner’s restoration), provided further that if Owner’s restoration work shall be substantially completed within such 15- day period following the giving of such termination notice, then such notice shall be null and void and this Lease shall continue in full force and effect.

240466765.7 209615-10001 24 ARTICLE 10 EMINENT DOMAIN If (i) the entire Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding; or (ii) a material portion of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, each party, upon notice to the other party, may elect to terminate this Lease, in which case the term of this Lease shall cease and terminate on the date of Owner’s notice to Tenant and, in either case, Tenant shall have no claim for the value of any unexpired term of this Lease and assigns to Owner, Tenant’s entire interest in any such award. Nothing contained in this Article shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the value of any Tenant’s property included in such taking, and for any moving expenses, so long as Owner’s award is not reduced thereby. ARTICLE 11 ASSIGNMENT, MORTGAGE, ETC. (I) (A) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Owner in each instance, and as otherwise set forth in this Lease. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to any assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting to the extent required in accordance with the terms and conditions of this Article 11. Tenant agrees to furnish to Owner upon demand at any time such information and assurances as Owner may reasonably request that neither Tenant nor any previously permitted subtenant has violated the provisions of this Article 11. Notwithstanding the foregoing, the “transfer” of the outstanding capital stock of any Tenant shall be deemed not to include the sale of such stock by persons or parties, other than those deemed “affiliates” of Tenant within the meaning of Rule 144 promulgated under the Securities Act of 1933 (as amended), through the “over-the-counter market” or through any recognized stock exchange, and the public offering of capital stock of any Tenant shall not be deemed a “transfer” or an “assignment” hereunder and shall not be subject to the terms of Paragraph 11(II)(B) below. (B) The transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership tenant or subtenant, or the transfer of control in any general or limited liability partnership tenant or subtenant, or the transfer of a majority of the issued and outstanding membership interests in a limited liability company tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, involving the tenant and/or its subtenant, shall be deemed an assignment of this Lease, or of such sublease, as the case may be, except that the transfer of the outstanding capital stock of any corporate tenant, subtenant or parent, shall be deemed not to include the sale of such stock by persons or parties, other than those deemed “affiliates” of Tenant within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, through the “over-the-counter market” or through any recognized stock exchange, including pursuant to an initial public offering of the stock of Tenant, and (ii) any increase in the amount of issued and/or outstanding capital stock of any corporate tenant, or of a corporate subtenant, or such tenant’s or subtenant’s parent, or of the issued and outstanding membership or equity partnership interests in a limited liability company, limited partnership or general partnership tenant or subtenant, or such tenant’s or subtenant’s parent, and/or the creation of one or more additional classes of capital stock of any corporate tenant or any corporate subtenant, or such tenant’s or subtenant’s parent, in a single transaction or a series of related or unrelated transactions involving the tenant, subtenant and/or its parent, resulting in a change in the legal or beneficial ownership of such tenant, subtenant or parent so that the

240466765.7 209615-10001 25 shareholders or members or other equity owners of such tenant, subtenant or parent existing immediately prior to such transaction or series of transactions shall no longer own a majority of the issued and outstanding capital stock or membership or other equity ownership interests of such entity, shall be deemed an assignment of this Lease, except in connection with an initial public offering. (II) (A) Intentionally omitted. (B) Tenant shall notify Owner in writing of its desire to assign its interest in this Lease or to sublet the Demised Premises (or a portion thereof), which notification shall be accompanied by a copy of the fully executed sublease or assignment, and Owner shall have the right, at its option, to notify Tenant in writing, within twenty (20) days after Tenant’s notification, that Owner elects to cancel this Lease (if the proposed transaction shall be either an assignment of this Lease, a sublease of the entire Demised Premises, or a sublease of substantially all of the rentable area of the Demised Premises for substantially the balance of the term of this Lease (i.e., for a sublease of at least 90% of the rentable area of the Demised Premises for a term ending not more than 18 months prior to the Expiration Date)). In such event, Tenant shall enter into a written agreement with Owner canceling this Lease as of the date that is the later of (x) twenty (20) days following Tenant’s notification and (y) the date that Tenant’s proposed sublease or assignment would have become effective. In lieu of notifying Tenant that Owner elects to cancel this Lease, as herein provided, Owner shall have the right, at its option, during the twenty (20) day period following Tenant’s notification, to notify Tenant that Owner or Owner’s designee desires to sublet the entire Demised Premises, in the case of (I) a proposed assignment of this Lease, (II) a proposed sublease of the entire Demised Premises, or (III) a proposed sublease of substantially all of the rentable area of the Demised Premises for substantially the balance of the term of this Lease (i.e., a sublease of at least 90% of the rentable area of the Demised Premises for a term ending not more than 18 months prior to the Expiration Date), in such events on the same terms and conditions on which the Demised Premises so affected are leased by Owner to Tenant, for the balance of the term less one (1) day, but without any restrictions whatsoever on the right of Owner or Owner’s designee to sub-sublease the Demised Premises so affected or to alter, renovate or otherwise use, employ or occupy the Demised Premises so affected (provided, however, Tenant shall have no obligation to restore any alterations, renovations, additions or improvements in or to the Demised Premises made by Owner or its designee or to otherwise maintain or repair any damage); and if Owner so notifies Tenant, Tenant shall enter into such a sublease with Owner or Owner’s designee, which sublease shall commence on a date selected by Owner which is not later than twenty (20) days following Tenant’s aforesaid notification. To the extent that Owner or Owner’s designee defaults under such sublease beyond the applicable grace period, then until cure thereof shall have been effectuated, Tenant shall be excused from performing its particular corresponding obligation under this Lease with respect to the applicable portion of the Demised Premises. Cure of a non-monetary default by Owner or Owner’s designee shall be deemed cure by Tenant under this Lease. Owner shall indemnify and save Tenant harmless from all obligations under this Lease as to the subleased space to be performed by Owner or its designee (or their sublessee) during the period of time it is so sublet. Subject to the foregoing, performance by Owner, or its designee, under a sublease of such space shall be deemed performance by Tenant of any similar obligation under this Lease. Notwithstanding anything to the contrary contained herein, Tenant shall be entitled to offset such sublease rents against the rents due hereunder. Subject to the terms and conditions of this Article, Owner agrees to approve or disapprove the proposed assignment or sublease in accordance with this Paragraph 11(II)(B) within twenty (20) days after Owner’s receipt of a copy of the fully executed assignment or sublease (and any ancillary documents executed in connection therewith), provided that Owner shall not have exercised its rights to cancel this Lease or cause the Demised Premises to be subleased back to Owner or its designee. If Owner shall fail to approve or disapprove the executed sublease or assignment within such twenty (20) day period, then provided Tenant sends a second request (“Tenant’s Second Assignment/Sublet Request”) for such approval and, provided Tenant’s Second Assignment/Sublet Request states in bold capital letters: “IF OWNER FAILS TO RESPOND TO THIS REQUEST FOR APPROVAL OF THE APPLICABLE ASSIGNMENT/SUBLET WITHIN FIVE (5) BUSINESS DAYS AFTER THIS REQUEST IS GIVEN, THEN OWNER’S APPROVAL THEREOF SHALL BE DEEMED GRANTED IN ACCORDANCE WITH PARAGRAPH 11(II)(B) OF THE LEASE,” and Owner fails to respond to Tenant’s Second Assignment/Sublet Request within such five (5) Business Day period then, in such event, Owner’s approval of the assignment or sublease in question shall be deemed to have been given (and Owner shall be deemed not to have exercised any right to terminate this

240466765.7 209615-10001 26 Lease or sublease all or any portion of the Demised Premises as set forth herein). If Owner shall disapprove any proposed assignment or subletting with respect to which Owner agreed not to unreasonably withhold, condition or delay its consent, Owner shall specify in its notice to Tenant of such decision the reasons (in reasonable detail) for such disapproval. (C) If Tenant shall have notified Owner of Tenant’s desire to assign this Lease or sublet the Demised Premises (or a portion thereof) and if Owner declines to exercise its right to cause the cancellation of this Lease (or to cause Tenant to enter into a sublease with Owner or Owner’s designee) within said twenty (20) day period, Owner shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subletting of all or a portion of the Demised Premises, provided that (i) the proposed use of the Demised Premises by the proposed assignee or subtenant shall not violate the terms of this Lease or the terms of any then existing lease in the Building (provided that Owner shall notify Tenant of any then applicable restrictive covenants within twenty (20) days after written request from Tenant), or of any applicable law; (ii) the proposed assignee or subtenant and its proposed use of the Demised Premises shall be in keeping with the character of the Building; (iii) Tenant is not then in default in the performance of any of the terms and conditions of this Lease after the expiration of all applicable grace, notice and/or cure periods; (iv) Tenant shall furnish Owner with the name and business address of the proposed assignee or subtenant, an execution counterpart of the proposed assignment or subleasing agreement, and satisfactory information with respect to the nature and character of the business of the proposed assignee or subtenant, together with current financial information reasonably satisfactory to Owner so that in the reasonable judgment of the Owner, Owner may determine that the proposed assignee or subtenant is financially responsible with respect to the proposed assignment or sublease obligations; (v) the proposed assignee or subtenant is not then an occupant, a tenant or sublessee in the Building (or any person or entity that, directly or indirectly, is controlled by, controls or is under common control with, such occupant, tenant or sublessee in the Building); (vi) the proposed assignee or subtenant is not a person or entity (or any person or entity that, directly or indirectly, is controlled by, controls or is under common control with, such person or entity) with whom Owner has negotiated for space in the Building during the prior six (6) month period and there is substantially similar space available for lease in the Building; (vii) the assignment or subletting shall be effected pursuant to a written instrument in form and content reasonably satisfactory to Owner or its counsel; (viii) Tenant covenants and agrees that notwithstanding any assignment or subletting and/or acceptance of rent or Additional Rent by Owner from any assignee or subtenant, Tenant shall and will remain fully liable for the payment of the Basic Annual Rent, Escalation Rent and all other Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and upon the occurrence of a default hereunder, Owner may proceed to collect rental and other payments to be made by such subtenant directly from such subtenant without prior notice to Tenant, it being further agreed by Tenant that the liability of Tenant hereunder shall be unaffected by any extensions of time which Owner may grant to any assignee or subtenant for the payment of any rent or other charges due hereunder, or for the performance of any other term, covenant or condition of this Lease; (ix) Owner shall not be responsible for any broker’s commission(s) in connection with any such assignment or subletting; (x) except for an assignment or sublet to a Related Transferee as set forth in Paragraph 11(II)(F) below, Tenant shall pay over to Owner, as Additional Rent hereunder, as and when received, 50% of the Assignment Profit and 50% of the Sublease Profit (as such terms are hereinafter defined), and Owner shall have reasonable access to Tenant’s books, accounts and records relating to collection of Escalation Rent and other Additional Rent and consideration at the Demised Premises or resulting from an assignment of this Lease; (xi) as to any subletting, the sublease expressly prohibits assignment or further subletting by the subtenant without Owner’s prior written consent, which shall be granted or denied on the same terms and conditions as are herein contained; (xii) as to any subletting, the sublease expressly states that it is subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary herein; (xiii) as to any subletting, the listing or advertising for the subletting of the Demised Premises shall not have included a proposed rental rate (provided, however, that Tenant may quote in writing directly to prospective subtenants the proposed rental rate); (xiv) all sublet premises shall consist of a commercially reasonable configuration and at no time shall there be more than two (2) occupants (including Tenant) of any particular floor of the Demised Premises with separately demised space; and (xv) Tenant shall have provided to Owner the names of all persons holding an ownership interest in the proposed subtenant or assignee for the purposes of compliance with Presidential Executive Order 13224 (issued September 24, 2001), as amended, unless such proposed assignee or sublessee is a publicly traded company.

240466765.7 209615-10001 27 (D) Tenant shall pay, on demand, as Additional Rent, Owner’s actual and reasonable attorneys’ fees and disbursements, in connection with Tenant’s request for consent to an assignment or sublease (whether or not Owner shall approve the same); provided, however, that if Owner shall approve any assignment or sublease in accordance with this Article 11, the effectiveness thereof shall be conditioned upon Owner’s receipt of such payment. In addition, Tenant acknowledges and agrees that no assignment of this Lease or sublease of the Demised Premises shall be effective unless and until Tenant shall have delivered to Owner (i) a copy of the assignment or sublease and (ii) in the case of an assignment, an agreement executed by the assignee in form acceptable to Owner in its reasonable discretion whereby the assignee assumes all of the obligations on the part of Tenant to be performed under this Lease. (E) (i) The term “Assignment Profit” as used herein shall mean an amount equal to the excess of (x) all sums payable to Tenant by the assignee for or by reason of such assignment (including, without limitation, sums reasonably designated as paid for Tenant’s fixtures, furniture, etc., less the then net unamortized or undepreciated cost thereof, determined on the same basis as carried on Tenant's books in accordance with generally accepted accounting principles), over (y) commercially reasonable brokerage commissions (not to exceed one and one-half full commissions), if any, reasonable advertising and marketing fees, the cost of any improvement allowance actually paid by Tenant to the assignee, and reasonable legal fees actually paid by Tenant (including to Owner and its counsel) in connection with the assignment. (ii) The term “Sublease Profit” as used herein shall mean in any year of the term of this Lease the excess of (x) any rents, additional charges payable under the sublease to Tenant by the subtenant (including, without limitation, any fee, penalty or charge paid by the subtenant for the right to cancel the sublease) which is in excess of the Basic Annual Rent, Escalation Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant pursuant to the terms of this Lease), and payment for furniture or other items of personal property (including, without limitation, sums reasonably designated as paid for Tenant’s fixtures, furniture, etc., less the then net unamortized or undepreciated cost thereof, determined on the same basis as carried on Tenant’s books in accordance with generally accepted accounting principles), over (y) commercially reasonable brokerage commissions (not to exceed one and one-half full commissions), if any, reasonable advertising and marketing fees, the cost of any improvement allowance actually paid by Tenant to the applicable subtenant (or the cost of Alterations performed to prepare the Demised Premises (or the applicable portion thereof) for occupancy by the applicable subtenant), and reasonable legal fees actually paid by Tenant (including to Owner and its counsel) in connection with the sublease. The sums payable as Assignment Profit and Sublease Profit shall be Additional Rent under this Lease and shall be paid to Owner within thirty (30) days of the day said sums are paid by the assignee or the subtenant, as the case may be, to Tenant. Promptly upon Owner’s request, Tenant will provide to Owner any and all reasonable information and documentation from time to time so that Owner may determine the Assignment Profit or Sublease Profit, as the case may be, and Owner’s share thereof in accordance with this Lease. (F) The prohibition in this Article 11 against assignment, subletting, underletting or permitting the Demised Premises to be used by others without Owner’s consent, Owner’s cancellation and sublease rights set forth in Paragraph 11(II)(B), and the profit-sharing requirement set forth in Paragraphs 11(II)(C)(x) and 11(II)(E)(i) and (ii), shall not apply to transactions with (i) a corporation into or with which Tenant is merged or consolidated, or a person or entity to which all or substantially all of Tenant’s assets are transferred, or a person or entity to which the majority of the stock or other equity ownership interests in Tenant are transferred (or the deemed assignee resulting from such majority stock or other equity ownership interests transfer), provided such merger or transfer of assets or stock (or other equity ownership interests) is for a good business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease, and provided, further, that the assignee shall have a net worth of not less than that of Tenant on the day immediately prior to such transfer, (ii) if Tenant is a partnership, a successor partnership, provided that the assignee shall have a net worth of not less than that of Tenant on the day immediately prior to such transfer, or (iii) an entity that controls Tenant or is controlled by Tenant or is under common control with Tenant (i.e., a parent company, subsidiary, successor entity, or affiliate of Tenant) (any of clauses (i), (ii) or (iii) of this Paragraph 11(II)(F) being referred to herein as a “Related Transferee”). Tenant shall notify Owner at least ten (10) Business Days before any such transaction is consummated (or, if such disclosure is subject to confidentiality restrictions, within five (5) Business Days after such transaction is consummated)

240466765.7 209615-10001 28 and furnish to Owner such documentation reasonably satisfactory to Owner that such assignee, subtenant, undertenant or occupant qualifies as a Related Transferee hereunder. The term “control” as used in this Paragraph shall mean (1) in the case of a corporation, ownership of more than 50% of the outstanding capital stock of that corporation and control over the management of such corporation, (2) in the case of a general partnership, ownership of more than 50% of the general partnership interests of the partnership and control over the management of such partnership, (3) in the case of a limited partnership, ownership of more than 50% of the general partnership interests and control over the management of such limited partnership, and (4) in the case of a limited liability company, ownership of more than 50% of the membership interests of such limited liability company and control over the management of such limited liability company. Further, notwithstanding anything to the contrary contained herein, Owner acknowledges and agrees that the mere change in form of the named Tenant entity shall not be deemed an assignment or transfer of this Lease, provided that the majority of the equity ownership interests in such Tenant entity shall continue to be held by the shareholders of the named Tenant as of the date of this Lease. For the avoidance of doubt, Tenant may retain one hundred percent (100%) of any profits derived from assignment of this Lease or sublease of the Demised Premises, or any part thereof, to a Related Transferee as permitted pursuant to this Paragraph 11(II)(F). (G) Notwithstanding anything to the contrary contained in this Article 11, provided that there shall not then be an Event of Default hereunder, up to fifteen percent (15%) of the rentable area of the Demised Premises may be used or occupied by Permitted Occupants (as hereinafter defined) for use only as Tenant is permitted under this Lease, without the consent of Owner (and without Owner’s cancellation, recapture, processing fee or profit-sharing rights set forth in this Article 11 being applicable thereto), provided that (A) Tenant shall, at least five (5) days prior to permitting any such occupancy (and from time to time, promptly following Owner’s request), provide a list of each such Permitted Occupant to Owner, (B) no demising walls are installed in the Demised Premises in connection with such occupancy (and there is no separate reception area) so that the Demised Premises shall at all times give the appearance of being solely occupied by Tenant, (C) Tenant shall not charge a fee for the use or occupancy of such space in any amount which would result in a net profit to Tenant, and (D) use of the space by the Permitted Occupants shall be in compliance with the terms of this Lease. For the avoidance of doubt, the use and occupancy of the Demised Premises by Permitted Occupants shall be subject to all of the terms and conditions of this Lease (except as expressly set forth herein). For the purposes hereof, the term “Permitted Occupants” shall mean persons or entities who have independent ongoing business relationships with Tenant. Tenant acknowledges and agrees that Tenant shall be responsible for compliance by the Permitted Occupants with the terms and conditions of this Lease, and Tenant agrees to protect, defend, indemnify and hold Owner harmless from and against all claims, actions, judgments, liability, costs or expenses (including actual and reasonable attorneys’ fees and costs) incurred by Owner arising out of or in connection with the permitted use or occupancy of the Demised Premises or any portion thereof by such parties. Notwithstanding anything to the contrary contained herein, Permitted Occupants shall not constitute subtenants or assignees of Tenant, shall not have any rights to make Alterations to the Demised Premises, and shall have no rights against Owner under this Lease. ARTICLE 12 ELECTRIC CURRENT (A) Subject to the provisions of this Article 12, Owner shall provide electricity to the Demised Premises through the existing electrical system of the Building for the operation of Tenant’s electrical systems and equipment at the Demised Premises. Owner, at Owner’s expense as part of the Base Building Work and Ground Floor Base Building Work, shall install (and Tenant shall at its expense maintain) one or more submeters measuring Tenant’s consumption and demand of electricity in the Demised Premises, including any electricity to operate any supplemental air- conditioning equipment now or hereafter located in the Demised Premises. Tenant shall pay to Owner for Tenant’s electrical usage, as Additional Rent, within thirty (30) days following written demand, at such charges, terms and rates as are applied to the monthly readings on each such submeters, as set from time to time during the term of this Lease by the public utility serving the Building under the service classification in effect pursuant to which Owner purchases electricity, plus an amount equal to three percent (3%) thereof for administrative services in connection with supplying and billing such electricity (“Electricity Additional Rent”). If more than one submeter measures Tenant’s electricity, the electricity rendered through each submeter shall be computed and billed separately in accordance with this Paragraph 12(A).

240466765.7 209615-10001 29 (B) Owner, as part the Base Building Work and Ground Floor Base Building Work, shall perform all electrical wiring and installations to furnish electrical energy to the Demised Premises, and as part of Owner’s Work and Owner’s Ground Floor Work, shall perform all electrical wiring and installations to distribute electrical energy in the Demised Premises in connection with Tenant’s use of the Demised Premises for the conduct of its business, including the tie-in of electrical service to the Demised Premises from the submeter(s) measuring Tenant’s electrical consumption. Owner shall, during the term of this Lease, ensure that the Demised Premises has a capacity to handle an aggregate of up to six (6) watts demand load per rentable square foot of the Demised Premises (exclusive of the electric current required to service the base Building HVAC system). Such electric energy shall be furnished to Tenant by means of the existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purpose. Tenant’s use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors, feeders, risers, wiring installation and equipment in the Building or otherwise serving the Demised Premises. Tenant may not use any electrical equipment, which, in Owner’s judgment, will overload such installations or interfere with the use thereof by other tenants of the Building. In order to ensure that such capacity is not exceeded and to avert possible adverse effects upon the Building electric service, Tenant shall not, without Owner’s prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than approved supplemental AC systems, servers, personal computers, word processors, facsimile machine, AV systems and monitors, lamps, typewriters and similar and other standard office machines and equipment) to the Building electric distribution system or make any Alteration or addition to the electric system of the Demised Premises existing on the applicable Commencement Date. Should Owner grant such consent, all additional risers, or other equipment required therefor shall be installed by Owner and the cost thereof shall be paid by Tenant upon Owner’s demand. Unless caused by the negligence or willful misconduct of Owner, Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric current furnished to the Demised Premises or for any loss or damage or expense which Tenant may sustain or incur if either the said supply or character of electric current either fails or changes or is no longer available for Tenant’s requirements. At all times during the term of this Lease, Tenant shall comply with all Requirements and any rules and regulations of the public utility applicable to electrical service, equipment and/or wiring. (C) Owner reserves the right to discontinue furnishing electric energy to the Demised Premises at any time upon not less than one hundred twenty (120) days’ notice to Tenant, provided that Owner shall not exercise such right unless it discontinues furnishing electricity to a substantial portion of the Building. If Owner exercises such right, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Owner shall not be obligated to furnish electric energy to Tenant and Tenant shall no longer be required to pay Electricity Additional Rent. If Owner voluntarily discontinues furnishing electric energy to Tenant, Owner shall, prior to the effective date of such discontinuance, at Owner’s cost and expense, make such changes in panel boards, feeders, risers, wiring and other conductors and equipment to the extent required to permit Tenant to obtain electric energy directly from the electric service provider for the Building. If, on the other hand, Owner is required by Requirements to discontinue furnishing electric energy to Tenant and other tenants in the Building, the costs incurred to permit Tenant and other tenants in the Building to obtain electric energy directly from the electric service provider for the Building shall constitute Operating Expenses. (D) Intentionally omitted. (E) Owner shall have the right, in its sole discretion, to select any entity or entities which it desires to have as the electrical service provider to the Building (including the Demised Premises), and Tenant shall not have the right to select the same or participate in the selection of the same, except and to the extent that any Requirement mandates that Tenant have any such right(s). Notwithstanding the foregoing, upon Tenant’s written request, Owner shall source the electricity to be provided to the Demised Premises from renewable sources, provided that Tenant shall pay to Owner, as Additional Rent, any incremental increase in charges therefor. (F) From and after the first (1st) anniversary of the Office Commencement Date, Owner will, not more frequently than annually, upon Tenant’s request, provide Tenant with information with respect to the immediately preceding calendar year pertaining to (to the extent available): (a) energy consumption (including electrical, gas and other) in the Demised Premises

240466765.7 209615-10001 30 and common areas of the Building, (b) an estimate of greenhouse gas emissions by the Building, and (c) any environmental attributes (e.g., RECs) maintained by Owner. ARTICLE 13 ACCESS TO DEMISED PREMISES (A) Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the Demised Premises in any emergency at any time, and, at other reasonable times upon reasonable prior written or oral notice to Tenant (except in emergency cases when no notice shall be required), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the Demised Premises or to any other portion of the Building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits therein and restore alterations, improvements and personal property impacted thereby (it being agreed that, in all instances, the foregoing installations shall not reduce the usable area of the Demised Premises by more than a de minimis amount). Owner may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said Demised Premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise, subject to Paragraph 29(H). (B) Throughout the term hereof, Owner shall have the right to enter the Demised Premises at reasonable hours and upon reasonable prior notice for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last twelve (12) months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the Demised Premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key (or forcibly in the event of an emergency) and, provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. (C) In exercising any rights of entry to the Demised Premises, whether pursuant to this Article or any other provision of this Lease, Owner shall use commercially reasonable efforts not to interfere with or disrupt the operation of Tenant’s business or Tenant’s access to the Demised Premises, including, without limitation, minimizing the footprint of the worksite in a first-class manner (except to the extent required in an emergency), provided that the foregoing shall not require Owner to perform work outside normal operating hours except in accordance with the express terms and conditions of this Lease. Owner shall further use commercially reasonable efforts to honor any confidentiality requests of Tenant (except to the extent required in an emergency) and refrain from taking any photography or videography within the Demised Premises except to the extent necessary for repair and maintenance purposes. Tenant shall have the right, in its sole discretion, to designate a representative to accompany Owner, or any third parties, while they are on the Demised Premises, provided that Tenant shall make such designated representative reasonably available. ARTICLE 14 VAULT, VAULT SPACE, AREA No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the Building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this Lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the Building. All vaults and vault space and all such areas not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

240466765.7 209615-10001 31 ARTICLE 15 CERTIFICATE OF OCCUPANCY Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy issued for the Building of which the Demised Premises are a part. In any event, Owner makes no representation as to the condition of the Demised Premises, subject to the completion of the Base Building Work and Owner’s Work with respect to the Office Premises, and subject to completion of the Ground Floor Base Building Work and Owner’s Ground Floor Work with respect to the Ground Floor Premises, and Tenant agrees to accept the same subject to violations, whether or not of record. ARTICLE 16 BANKRUPTCY (A) Anything elsewhere in this Lease to the contrary notwithstanding, this Lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor not dismissed within ninety (90) days from the date such action is commenced; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute; or (3) if Tenant shall not, or shall be unable to, or shall admit in writing Tenant’s inability to, as to any obligation, pay Tenant’s debts as they become due; or (4) if Tenant shall reject this Lease in connection with any action or proceeding under bankruptcy laws (each, a “Bankruptcy Event”). Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. If this Lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this Lease. (B) It is stipulated and agreed that in the event of the termination of this Lease pursuant to Paragraph 16(A) hereof, Owner shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period plus Owner’s out-of-pocket legal fees incurred in connection therewith. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent per annum. If such Demised Premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. ARTICLE 17 DEFAULT (A) Each of the following events shall constitute an “Event of Default” under this Lease: (i) if Tenant shall on any occasion default in the payment when due of any installment of Basic Annual Rent or Additional Rent, and such default shall continue for five (5) Business Days after Owner shall have given Tenant notice that the same is past due; or (ii) intentionally omitted; or (iii) intentionally omitted; or

240466765.7 209615-10001 32 (iv) if the Demised Premises shall be abandoned by Tenant and Tenant shall fail to secure the same, and such default shall continue for five (5) Business Days after Owner shall have given Tenant notice of such default; or (v) if Tenant’s interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 11 hereof; or (vi) if a Bankruptcy Event shall occur; or (vii) if Tenant shall default in the observance or performance of any other term, covenant or condition of this Lease on Tenant’s part to be observed or performed and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot with due diligence be completely remedied within said period of thirty (30) days and the continuation of which for the period required for cure will not subject Owner to the risk of criminal liability or termination of any superior lease or foreclosure of any mortgage, if Tenant shall not duly institute within said thirty (30) day period, and thereafter diligently and continuously prosecute to completion all steps necessary to remedy the same. (B) If an Event of Default shall occur, Owner may, at any time thereafter, at Owner’s option, give written notice to Tenant stating that this Lease and the term hereof shall expire and terminate on the date specified in such notice, which date shall not be less than ten (10) days after the giving of such notice (except that upon the occurrence of a Bankruptcy Event, no notice need be given and this Lease and the term hereof shall, to the extent permitted by applicable law, expire automatically upon the occurrence of any such event), whereupon this Lease and the term hereof and all rights of Tenant under this Lease shall, to the extent permitted by applicable law, automatically expire and terminate as if the date specified in the notice given (or upon the occurrence of the event if no notice is to be given) pursuant to this Article 17 were the Expiration Date and Tenant immediately shall quit and surrender the Demised Premises, but Tenant shall remain liable for damages as provided herein or pursuant to law. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any bankruptcy proceeding, or by federal or state statute, then, following the expiration of any such stay, or if a trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession fails to assume Tenant’s obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Owner’s right, title and interest in and to the Demised Premises or adequate assurance of the complete and continuous future performance of Tenant’s obligations under this Lease, Owner, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on ten (10) days’ notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said ten (10) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Demised Premises as aforesaid. (C) If, at any time, (I) Tenant shall consist of two (2) or more persons, or (II) Tenant’s obligations under this Lease shall have been guaranteed by any person other than Tenant, or (III) Tenant’s interest in this Lease has been assigned, the word “Tenant” as used in this Article and Article 18 hereof, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant’s obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any bankruptcy proceeding shall be deemed paid as compensation for the use and occupancy of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rental or a waiver on the part of Owner of any rights under Paragraph 17(B) above. ARTICLE 18 REMEDIES OF OWNER AND WAIVER OF REDEMPTION (A) (i) If any Event of Default shall occur, or this Lease and the term hereof shall expire and come to an end as provided in Article 17:

240466765.7 209615-10001 33 (1) Tenant shall quit and peacefully surrender the Demised Premises to Owner, and Owner and its agents may immediately, or at any time after such Event of Default or after the date upon which this Lease and the term hereof shall expire and come to an end, re- enter the Demised Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding or otherwise (without being liable to indictment, prosecution or damages therefor), but excluding by force, and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises by summary proceedings or otherwise (excluding by force) and remove any and all of their property and effects from the Demised Premises (and Tenant shall remain liable for damages as provided herein or pursuant to law); and (2) Owner, at Owner’s option, may re-let the whole or any part or parts of the Demised Premises from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date set forth herein, at such rent or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in Owner’s sole discretion, may determine; provided, however, that Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability, and Owner, at Owner’s option, may make such alterations, in and to the Demised Premises as Owner, in Owner’s sole discretion, shall consider advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. (ii) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end that may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights that Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any re-entry by Owner, or (c) any expiration or termination of this Lease and the term hereof, whether such dispossess, re-entry, expiration or termination is by operation of law or pursuant to the provisions of this Lease. The words “re-entry”, “re-enter” and “re-entered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Owner from invoking any other remedy allowed at law or in equity. (B) (i) If this Lease and the term hereof shall expire and come to an end as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Paragraph 18(A), or by or under any summary proceeding or any other action or proceeding, then, in any of said events: (1) Tenant shall pay to Owner all Basic Annual Rent, Escalation Rent other Additional Rent and other charges payable under this Lease by Tenant to Owner to the date upon which this Lease and the term hereof shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; (2) Tenant also shall be liable for and shall pay to Owner, as damages, any deficiency (“Deficiency”) between the rental payable hereunder for the period which otherwise would have constituted the unexpired portion of the term of this Lease and the net amount, if any, of rents collected under any re-letting effected pursuant to the provisions of Paragraph 18(A) for any part of such period (after first deducting from the rents collected under any such re-letting all of Owner’s expenses in connection with the termination of this Lease, Owner’s re-entry upon the Demised Premises and such re-letting including, but not limited to, all repossession costs, brokerage commissions, attorneys’ fees and disbursements, alteration costs and other expenses of preparing the Demised Premises for such re-letting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of

240466765.7 209615-10001 34 installments of Basic Annual Rent; Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner’s right to collect the Deficiency for any subsequent month by a similar proceeding; and (3) whether or not Owner shall have collected any monthly Deficiency as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, a sum equal to the amount by which the unpaid rental for the period which otherwise would have constituted the unexpired portion of the term hereof exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at four (4%) percent per annum less than the Prime Rate; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, are re- let by Owner for the period which otherwise would have constituted the unexpired portion of the term hereof, or any part thereof, the amount of rent reserved upon such re-letting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so re-let during the term of the re-letting. (ii) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Paragraph 18(B). Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents exceed the Basic Annual Rent reserved in this Lease. Solely for the purposes of this Article 18, the term “Escalation Rent” as used in Paragraph 18(B)(i) shall mean the Escalation Rent in effect immediately prior to the Expiration Date, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increase pursuant to the provisions of Paragraph 1(B) hereof for the calendar year or Tax Year, as applicable, immediately preceding such event. Nothing contained in Article 17 or this Article 18 shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in this Paragraph 18(B). ARTICLE 19 FEES AND EXPENSES (A) If (i) Tenant shall default under this Lease, or (ii) Tenant does or permits any act or thing upon the Demised Premises that would cause Owner to be in default under any superior lease or mortgage and Tenant does not cure such act or thing within ten (10) days (or such shorter period as Owner may be permitted pursuant to any superior lease or mortgage) after notice thereof, or (iii) Tenant fails to comply with its obligations under this Lease and the preservation of property or the safety of any tenant, occupant or other person is threatened, Owner may (1) perform the same for the account of Tenant, or (2) make any expenditure or incur any obligation for the payment of money in connection with any obligation owed to Owner, including, but not limited to, reasonable attorneys’ fees and disbursements in instituting, prosecuting or defending any action or proceeding, and in either case the cost thereof, with interest thereon at the lesser of (x) three (3) percentage points above the then current Prime Rate, and (y) the maximum rate permitted by applicable law, shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Owner within thirty (30) days after rendition of any bill or statement to Tenant therefor. (B) If Tenant shall fail to pay any installment of Basic Annual Rent, Escalation Rent, Additional Rent or any other charges due hereunder for a period longer than five (5) Business Days after the same shall have become due, Tenant shall pay to Owner, in addition to such installment of Basic Annual Rent, Escalation Rent, Additional Rent or other charges, as the case may be, as a late charge and as Additional Rent, a sum equal to three (3%) percent of the amount unpaid. If Tenant shall fail to pay any installment of Basic Annual Rent, Escalation Rent, Additional Rent or any other charges due hereunder for a period longer than ten (10) Business Days after the same shall have become due, Tenant shall pay to Owner, in addition to such installment of Basic Annual Rent, Escalation Rent, Additional Rent or other charges, as the case may be, and in addition to the late charge payable by Tenant pursuant to the preceding sentence, as a further late charge and as Additional Rent, a sum equal to interest on the amount unpaid at the lesser of (x) three (3) percentage points above the then current Prime Rate, and (y) the maximum rate permitted by applicable law. All late charges payable by Tenant hereunder shall be computed from the date

240466765.7 209615-10001 35 such payment was due (without regard to any grace period set forth in this Paragraph 19(B)), to and including the date of payment. Notwithstanding the foregoing, the imposition of such late charges shall be waived by Owner with respect to the first (1st) late payment made by Tenant in any twelve (12) month period, provided that the applicable installment of Basic Annual Rent or other item of Additional Rent shall be paid within five (5) Business Days after notice from Owner that the same is overdue. ARTICLE 20 BUILDING ALTERATIONS AND MANAGEMENT Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances (excluding the Ground Floor Premises), passageways, doors, doorways, corridors, elevators (excluding the Dedicated Elevator), stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other tenants making any repairs in the Building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of such controls of the manner of access to the Building by Tenant's social or business visitors as the Owner may deem necessary for the security of the Building and its occupants. ARTICLE 21 NO REPRESENTATIONS BY OWNER Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the Real Property or the Demised Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Demised Premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change modification, discharge or abandonment is sought. ARTICLE 22 END OF TERM Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Owner the Demised Premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall remove all of its property therefrom and any Alterations required to be removed pursuant to the terms of this Lease, and Tenant shall repair any damage caused to the Demised Premises and/or the Building in connection with such removal. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. ARTICLE 23 QUIET ENJOYMENT Owner covenants and agrees with Tenant that upon Tenant paying the Basic Annual Rent, Escalation Rent and other Additional Rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease and to the interests of the ground leases, underlying leases and mortgages hereinbefore mentioned.

240466765.7 209615-10001 36 ARTICLE 24 FAILURE TO GIVE POSSESSION (A) (i) Except as otherwise provided in this Lease, if Owner is unable to give possession of the Demised Premises or any additional space to Tenant on any specific date, Owner shall not be subject to any liability for failure to give possession by such date and the validity of this Lease shall not be impaired under such circumstances; however, the provisions of this Article shall apply. (ii) Provided that Design Drawings (as defined in the Work Agreement annexed hereto as Exhibit E) shall have been delivered by Tenant by the Design Drawing Deadline (as defined in the Work Agreement annexed hereto as Exhibit E) (with time being of the essence), Owner shall endeavor to cause the Office Commencement Date to occur on or prior to July 1, 2026 (as such date shall be extended on a day-for-day basis by force majeure and any Tenant Delays, the “Office Target Date”). (iii) (1) So long as no Event of Default shall have occurred and then be continuing, if the Office Commencement Date shall not have occurred on or prior to the Office Target Date, then, as Tenant’s sole and exclusive remedy for such delayed delivery (subject to clauses (2) and (3) of this Paragraph 24(A)(iii)), Tenant shall receive a credit against the amount of Basic Annual Rent due under this Lease in the amount of $17,236.69 per day for each day from and after the Office Target Date until the earlier to occur of (x) the Office Commencement Date and (y) the Extended Office Target Date (it being agreed that any such credit shall be applied to Tenant’s account on the Office Rent Commencement Date); and (2) So long as no Event of Default shall have occurred and then be continuing, if the Office Commencement Date shall not have occurred on or prior to the date that is sixty (60) days after the Office Target Date (as such date shall be extended on a day-for-day basis by force majeure and any Tenant Delays, the “Extended Office Target Date”), then, as Tenant’s sole and exclusive remedy for such delayed delivery (subject to clauses (1) and (3) of this Paragraph 24(A)(iii)), Tenant shall receive a credit against the amount of Basic Annual Rent due under this Lease in the amount of $34,473.38 per day for each day from and after the Extended Office Target Date on which the Office Commencement Date fails to occur (it being agreed that any such credit shall be applied to Tenant’s account on the Office Rent Commencement Date together with the credit accrued pursuant to Paragraph 24(A)(iii)(1)); and (3) So long as no Event of Default shall have occurred and then be continuing, if the Office Commencement Date shall not have occurred on or prior to the date that is sixty (60) days after the Extended Office Target Date (as such date shall be extended on a day- for-day basis by force majeure and any Tenant Delays, the “Outside Office Delivery Date”), then, as Tenant’s sole and exclusive remedy for such delayed delivery (i.e., in lieu of Tenant’s rights set forth in clauses (1) and (2) of this Paragraph 24(A)(iii)), Tenant shall have the right (but not the obligation), to terminate this Lease upon 30-days’ notice given to Owner (the “Termination Notice”), which notice must be given, if at all, within ten (10) days after the occurrence of the Outside Office Delivery Date (with time being of the essence), provided that the Office Commencement Date shall not yet have occurred, and provided further that if within the 30-day period after the Termination Notice has been given, Owner shall cause the Office Commencement Date to occur, then the Termination Notice shall be rendered null and void and this Lease will continue in full force and effect (including Tenant’s right to receive the credits against Basic Annual Rent in accordance with clause (1) and (2) of this Paragraph 24(A)(iii)). Notwithstanding anything to the contrary set forth herein, if this Lease shall terminate in accordance with the terms and conditions of this Paragraph 24(A)(iii), (x) such termination shall constitute Tenant’s sole and exclusive remedy for such delay in the occurrence of the Office Commencement Date, and (y) Owner shall promptly return the Security Deposit to Tenant. If Tenant does not elect to terminate this Lease in accordance with the terms and conditions of this Paragraph 24(A)(iii), then Tenant shall maintain its rights set forth in clauses (1) and (2) of this Paragraph 24(A)(iii). (iv) Provided that Design Drawings shall have been delivered by Tenant by the Design Drawing Deadline (with time being of the essence), Owner shall endeavor to cause the Ground Floor Commencement Date to occur on or prior to September 1, 2026 (as such date shall be extended on a day-for-day basis by force majeure and any Tenant Delays, the “Ground Floor Target Date”).

240466765.7 209615-10001 37 (v) (1) So long as no Event of Default shall have occurred and then be continuing, if the Ground Floor Commencement Date shall not have occurred on or prior to the Ground Floor Target Date, then, as Tenant’s sole and exclusive remedy for such delayed delivery (subject to clause (2) of this Paragraph 24(A)(v)), Tenant shall receive a credit against the amount of Basic Annual Rent due under this Lease in the amount of $396.75 per day for each day from and after the Ground Floor Target Date until the earlier to occur of (x) the Commencement Date and (y) the Extended Ground Floor Target Date (it being agreed that any such credit shall be applied to Tenant’s account on the Ground Floor Rent Commencement Date); and (2) So long as no Event of Default shall have occurred and then be continuing, if the Ground Floor Commencement Date shall not have occurred on or prior to the date that is sixty (60) days after the Ground Floor Target Date (as such date shall be extended on a day-for-day basis by force and any Tenant Delays, the “Extended Ground Floor Target Date”), then, as Tenant’s sole and exclusive remedy for such delayed delivery, Tenant shall receive a credit against the amount of Basic Annual Rent due under this Lease in the amount of $793.50 per day for each day from and after the Extended Ground Floor Target Date on which the Ground Floor Commencement Date fails to occur (it being agreed that any such credit shall be applied to Tenant’s account on the Ground Floor Rent Commencement Date together with the credit accrued pursuant to Paragraph 24(A)(v)(1))). (B) The provisions of this Article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law. ARTICLE 25 NO WAIVER The failure of either Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this Lease provided. No act or thing done by Owner or Owner’s agents or Tenant or Tenant’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said Demised Premises prior to the termination of this Lease and the delivery of keys to any such agent or employee shall not operate as a termination of this Lease or a surrender of the Demised Premises. ARTICLE 26 WAIVER OF TRIAL BY JURY It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of said Demised Premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the Demised Premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, other than compulsory or mandatory counterclaims.

240466765.7 209615-10001 38 ARTICLE 27 INABILITY TO PERFORM; FORCE MAJEURE (A) If Owner or Tenant is delayed or prevented from performing any of its obligations hereunder (other than Tenant’s obligation to pay Basic Annual Rent and Additional Rent) by reason of “force majeure”, the period of such delay or of such prevention shall be added to the time herein provided within which such obligation may be performed. The term “force majeure” as used herein shall mean any period of delay which arises from or through (i) acts of God; (ii) strikes, lockouts or labor difficulty; (iii) explosion, sabotage, accident, riot or civil commotion; (iv) acts of war; (v) fire or other casualty; (vi) legal requirements or orders or governmental preemption promulgated or effectuated in connection with any declared emergency affecting the City of New York; and/or (vii) any enemy or terrorist action or any declared emergency affecting the City of New York, including, but not limited to, floods, epidemics, pandemics (including, without limitation, COVID-19), famine, disease, plague, quarantine, and other health risks. In furtherance of the foregoing, this Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this Lease or to supply (or is delayed in supplying) any service expressly or impliedly to be supplied, or is unable to supply, or is unable to make, or is delayed in making, any repair, additions, alterations or decorations, or is unable to supply (or is delayed in supplying) any equipment or fixtures if Owner is prevented or delayed from so doing by reason of force majeure. For the avoidance of doubt, in no event shall the lack of funds of either party be deemed to constitute “force majeure”. (B) In the event of any act or omission or alleged act or omission by Owner which would give Tenant the right to terminate this Lease or to claim a partial or total eviction (if any), Tenant shall not exercise any such right unless (i) Tenant shall first have given written notice of such act or omission to Owner and to the holder of any mortgage on the Building containing the Demised Premises (whose name and address shall previously have been furnished to Tenant), including any existing mortgagee, and (ii) neither Owner nor any mortgagee shall have commenced to cure such act or omission within a reasonable period of time following the giving of such notice. ARTICLE 28 BILLS AND NOTICES Except as otherwise expressly provided in this Lease, a bill, statement, notice or communication which Owner or Tenant may desire or be required to give to the other party shall be deemed sufficiently given or rendered if in writing and sent by personal delivery, by nationally recognized overnight courier, with signature required, or by certified mail, return receipt requested, in each case addressed to Tenant or Owner as provided in this Article 28. Notices shall be sent to any party hereto at the following address(es) (or such other address(es) as to which the parties may hereafter notify each other): (A) To Owner, c/o Global Holdings Management (US) Inc., Nomad Tower, 1250 Broadway, 38th Floor, New York, New York 10001, Attention: Craig Panzirer, with a copy concurrently sent to each of (i) Peter Allen, Esq., Nomad Tower, 1250 Broadway, 38th Floor, New York, New York 10001 and (ii) Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attention: Nichole D. Cortese, Esq. and (iii) in the case of notices of Owner default, to any mortgagee or lessor who may have requested the same at the address designated by such mortgagee or lessor; and (B) To Tenant, at its address first above stated prior to the date Tenant first occupies the Demised Premises for the conduct of its business and thereafter at the Building, Attention: Chief Legal Officer, with a copy concurrently sent to Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York, 10020, Attention: Daniel A. Suckerman, Esq. Any such notice shall be deemed given and effective on the date of personal delivery thereof or the date delivery was signed for, or the date set forth on the return receipt, as applicable. Any such notice may be given by counsel on behalf of a party.

240466765.7 209615-10001 39 ARTICLE 29 SERVICES Owner shall provide the following services: (A) Elevator Service. (i) Passenger Elevator Service. Owner shall provide passenger elevator service from all elevators in the bank serving the Demised Premises to the floor(s) of the Building on which the Demised Premises are located, 24 hours per day, 365 days per year, subject to force majeure and repairs and maintenance (provided that at least two (2) shall be available at all times, subject to force majeure). Provided that Tenant leases the entire initial Demised Premises, including, without limitation, the Ground Floor Premises, Tenant shall have access to that certain one (1) passenger elevator in the Building’s main lobby, more particularly indicated on Exhibit A- 5 annexed hereto, on an exclusive and dedicated basis (the “Dedicated Elevator”); provided, however, that Owner shall be permitted to allow other tenants to access the Dedicated Elevator in the event of emergency or during repair/replacement of other Building elevators which shall be performed diligently and in good faith to restore exclusive and dedicated use of the Dedicated Elevator to Tenant as quickly as practicable; and provided further that the other passenger elevators in the bank serving the Office Premises shall not be programmed in any manner that would restrict or diminish service to the Office Premises. (ii) Freight Elevator Service. Owner shall provide freight elevator service to the Demised Premises at no charge to Tenant on a “first-come, first-served” basis (i.e., no advance scheduling) on Business Days from 8:00 a.m. to 4:30 p.m. (“Freight Elevator Hours”) Freight elevator service shall, provided same is available, also be provided to the Demised Premises on a reserved basis at all other times (“Overtime Periods”), upon the payment of Owner’s then- established charges therefor, as Additional Rent hereunder. All usage during Overtime Periods shall be for a minimum of four (4) consecutive hours, unless the same shall be directly contiguous to Freight Elevator Hours. Subject to applicable laws and any requirements of the labor unions serving the Building, Owner shall not be required to furnish any such services during any Overtime Periods unless Owner has received 48 hours advance notice from Tenant requesting such services. If Tenant fails to give Owner such advance notice, then Owner shall have no obligation to furnish or distribute any such services during such Overtime Periods. The current Building standard charge for freight elevator service during Overtime Periods is $100.00 per hour. Owner reserves the right from time to time to reasonably increase the aforesaid charge upon notice to Tenant. Notwithstanding the foregoing, Owner hereby waives up to fifty (50) hours of freight elevator charges during Overtime Periods for use in connection with (x) the performance of the initial Alterations and (y) Tenant’s initial move into the Demised Premises, in each case subject to scheduling in accordance with the terms and conditions of this Paragraph 29(A)(ii). (B) Cleaning Services. Owner shall provide cleaning service for the Demised Premises on Business Days at Owner’s expense provided that the same are kept in order by Tenant. If, however, said Demised Premises are to be kept clean by Tenant over and above Owner’s cleaning obligation hereunder, it shall be done at Tenant’s sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said Demised Premises or the Building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant’s refuse and rubbish from the Building, to the extent that the same is in excess of normal office accumulations. (i) Provided Tenant shall keep the Demised Premises in good order, Owner, at Owner’s expense shall cause the Demised Premises, but excluding any portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages and such portion thereof used for the operation of computers, data processing or similar equipment, to be cleaned in accordance with the cleaning specifications attached hereto as Exhibit B. Tenant shall pay to Owner on demand Owner’s charges for cleaning work in the Demised Premises or the Building required because of (1) misuse or neglect on the part of Tenant or its employees or visitors, (2) use of portions of the Demised Premises for preparation or serving of food or beverages, reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas in respect of the Office Premises and public lobby areas with respect to the Ground Floor Premises, (3) interior partitioning glass surfaces, and/or (4) non-Building standard materials or finishes installed by Tenant or at its

240466765.7 209615-10001 40 request. Owner and/or its cleaning contractor and their employees shall have access to the Demised Premises between the hours of 5:00 p.m. and 8:00 a.m. and the use of Tenant’s light, power and water in the Demised Premises as reasonably required for the purpose of cleaning the Demised Premises. (ii) Tenant, at Tenant’s expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation, and otherwise in a manner satisfactory to Owner in Owner’s reasonable discretion. (iii) Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Article 29 may be furnished by a contractor or contractors employed by Owner, and Tenant agrees that Owner shall not be deemed in default of any of its obligations under this Paragraph unless such default shall continue after notice from Tenant to Owner setting forth the specific nature of such default and Owner’s failure to cure such default within fifteen (15) days. (iv) Only Owner or any one or more persons, firms or corporations authorized in writing by Owner shall be permitted to act as maintenance contractor for any waxing, polishing, cleaning and similar maintenance work in the Demised Premises. Nothing herein contained shall prohibit Tenant from performing such work for itself by use of its regular employees. Owner may fix, in its absolute discretion, at any time and from time to time, the hours during which and regulations under which such services are to be furnished. Owner expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive contractor for all or any one or more of such services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors serving comparable buildings in the vicinity of the Building, and Owner expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of such services. (C) Water. Owner shall provide water for ordinary lavatory, drinking and cleaning purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), in Owner’s reasonable discretion, Owner may install a water meter, at Tenant’s expense, which Tenant shall thereafter maintain, at Tenant’s expense, in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as Additional Rent as and when bills are rendered. (D) (I) HVAC. In accordance with the HVAC specifications annexed to this Lease as Exhibit F, Owner shall provide heat to the Office Premises during the heating season, on Business Days from 8:00 a.m. to 6:00 p.m., and air conditioning/cooling and ventilation to the Office Premises, from April 15th through September 30th on Business Days from 8:00 a.m. to 6:00 p.m. (i) If Tenant shall request heating, ventilating or air-conditioning services for the Office Premises for extended hours or at any time other than as set forth above, Owner may, provided same is available, furnish such service for such times upon no less than 24 hours’ advance notice, and Tenant shall pay to Owner upon demand as Additional Rent Owner’s then established charges therefor (subject to a four (4) hour minimum charge for non-Business Day usage and for usage on Business Days that is not contiguous to Operating Hours). The current Building standard charge for such (x) heating service is $550.00 per hour per floor, (y) air-conditioning service is $750.00 per hour per floor and (z) ventilation service is $450.00 per hour per floor. Tenant agrees that Tenant can order such service for the Second Floor Premises without serving other floors of the Demised Premises; however, any order for overtime HVAC service for the Third Floor Premises or the Fifth Floor Premises must serve both floors. If Tenant shall order overtime HVAC service for the Third Floor Premises and the Fifth Floor Premises and any other tenant(s) in the same HVAC zone in the Building shall place a simultaneous offer for such service, the cost will be apportioned among the tenants concurrently utilizing the service based on the relative size of the premises being served. Owner reserves the right from time to time to increase the aforesaid charges in a commercially reasonable and Building standard manner upon notice to Tenant. (ii) Whenever heat generating machines or equipment are used in the Office Premises which materially affect the temperature otherwise maintained by the air-conditioning system, Owner reserves the right, at its option, either to require Tenant to discontinue the use of such heat generating equipment or to install supplemental air-conditioning equipment in the Office

240466765.7 209615-10001 41 Premises. The cost of such installation shall be paid by Tenant to Owner promptly on being billed therefor, and the cost of operation and maintenance of said supplemental equipment shall be paid by Tenant, but in no event at a rate less than Owner’s actual cost therefor including labor, materials and utilities. (iii) Tenant shall cooperate fully with Owner and shall abide by all Rules and Regulations which Owner reasonably may prescribe for the proper functioning and protection of the HVAC system. Tenant shall cause to be kept closed the doors, when not in use, and all windows in the Office Premises, whenever the air conditioning system is in operation, and to lower and close the blinds when reasonably necessary because of the sun’s position. Owner, throughout the term of this Lease, shall have free and unrestricted access to the air conditioning facilities in the Office Premises as provided in Article 13 hereof. (II) (i) From and after the Ground Floor Premises Commencement Date, HVAC service shall be provided to the Ground Floor Premises by the Ground Floor Premises HVAC System (as hereinafter defined). Tenant shall operate the Ground Floor Premises HVAC System pursuant to the terms and conditions of this Paragraph 29(D)(II). All electricity used in connection with the operation of the Ground Floor Premises HVAC System shall be supplied by Owner upon, and subject to, all of the terms, covenants and conditions contained in Article 12 hereof. Tenant shall have control over and shall operate the Ground Floor Premises HVAC System at such times as Tenant desires, provided that Tenant shall abide by all of the rules and regulations which Owner may reasonably prescribe in connection therewith (if any) and applicable Requirements. (ii) Owner shall enter into a commercially reasonable service and maintenance agreement with respect to the Ground Floor Premises HVAC System, and Tenant shall reimburse Owner, within thirty (30) days after receipt of an invoice (accompanied by reasonable supporting documentation), for the cost of such service and maintenance agreement. Tenant shall be solely responsible for the cost of (x) any repairs to the Ground Floor Premises HVAC System not covered by the service and maintenance contract (except to the extent covered by the manufacturer’s warranty) and (y) if caused by Tenant’s negligence or willful misconduct, the cost of replacing the Ground Floor Premises HVAC System and/or any major components thereof. Owner shall be responsible, at Owner’s cost, for any required replacement of the Ground Floor Premises HVAC System and/or any major components thereof, unless any such replacement is required due to Tenant’s negligence or willful misconduct. (iii) The Ground Floor Premises HVAC System shall be and remain at all times the property of Owner, and Tenant shall surrender the same and any repairs and replacements thereto to Owner in working order and condition upon the expiration or earlier termination of this Lease. (E) Directory. For so long as Owner shall, at Owner’s expense, maintain an electronic directory in the lobby of the Building, Owner shall list thereon the names of Tenant and of those of Tenant’s managers (or other executives) and approved subtenants that Tenant may request in writing from time to time during the term hereof, except that Tenant shall only be entitled to Tenant’s Percentage of the total number of Building listings thereon. Any changes to or additional listings shall be at Tenant’s sole cost and expense. (F) Other Services. (i) Owner shall have no obligation to furnish to the Demised Premises cleaning services, electric energy, water, heat, air-conditioning, ventilation, gas or any other service or utility, except as expressly set forth in this Lease. Tenant shall obtain any such additional heat, air-conditioning, ventilation, gas and any other services or utilities required by Tenant at Tenant’s sole cost and expense and in compliance with the applicable provisions of (x) all rules, regulations and statutes promulgated by any governmental or quasi-governmental authority having jurisdiction over the Building, (y) all Rules and Regulations of Owner and all rules and regulations of any public utility or other company furnishing such service or utility, and (z) this Lease. (ii) In the event that Tenant desires to install a supplemental air-conditioning system in the Demised Premises, the same shall be designed to be hooked up to and to run off the separate tenant condenser water system in the Building. Tenant shall request Owner’s consent therefor and shall submit plans therefor to Owner for Owner’s approval in accordance with Article 11. Owner shall make available to Tenant up to twenty (20) tons (the “Maximum Number of Tons”) of condenser water per year at Owner’s then current annual fee per ton (the “Condenser

240466765.7 209615-10001 42 Water Charge”) (which, as of the date of this Lease, is $500.00 per ton per annum), and Tenant acknowledges that Tenant shall not be allocated condenser water in excess of such Maximum Number of Tons. If Owner consents and such plans are approved, installation and operation of such system shall be at Tenant’s expense and the same shall be performed in accordance with Article 11 of this Lease. Tenant shall not be charged any “tap in” or similar fees in connection with Tenant’s request for condenser water as set forth herein on or prior to the second (2nd) anniversary of the Office Commencement Date. The Condenser Water Charge, which shall be payable as Additional Rent, shall be (I) payable from and after the date upon which Owner reserves capacity for Tenant’s system (or the Office Commencement Date, if later) with respect to the number of tons requested by Tenant (not to exceed the Maximum Number of Tons), without regard to whether Tenant’s supplemental air-conditioning system is actually installed or whether such condenser water is actually used by Tenant, and (II) subject to increase during the term of this Lease. Notwithstanding the foregoing, Owner shall reserve up to the Maximum Number of Tons for Tenant’s use through and including the second (2nd) anniversary of the Office Commencement Date, after which time, if Tenant shall not have requested that Owner make such capacity available (with time being of the essence), Owner shall no longer be required to maintain such capacity (or the remaining portion thereof) for Tenant’s exclusive use, provided that Tenant may thereafter request condenser water as set forth herein, subject to availability. (iii) Subject to Owner’s Rules and Regulations and Building security procedures, Tenant shall have access to the Building and the Demised Premises twenty four (24) hours per day, seven (7) days per week. Owner shall maintain and provide security systems, procedures and personnel for the Building commensurate with other comparable office buildings in the immediate vicinity of the Building in the main lobby of the Building. Such security procedures shall include providing equipment and personnel for twenty four (24) hours per day, seven (7) day per week electronic lobby access control, visitor registration procedures through a manned concierge desk and computer automated visitor management system and a closed circuit television system providing coverage of exits and entrances to the Building, provided that nothing contained herein shall render Owner responsible for the criminal acts of any persons or parties. Owner, at Owner’s sole cost and expenses, shall provide Tenant with one (1) Building identification card for each of Tenant’s employees. Replacement costs for cards lost, stolen or misplaced will be charged to Tenant at Owner’s then standard rate. After consultation with Owner, Tenant, at its sole cost and expense, may install a security system and equipment in the Demised Premises that is compatible with the Building’s security system so that Tenant’s employees are able to use a single access card to pass through the Building’s security and for access to the Demised Premises. Owner shall coordinate with Tenant to ensure that the Building access cards and security system utilized by Tenant in the Ground Floor Premises will be compatible with Owner’s systems in the main Building lobby. (iv) As of the date of this Lease, the following communications vendors provide service to occupants of the Building: Verizon, Cogent, Spectrum, AT&T, Lightpath and Rainbow. Subject to the terms and conditions of this Lease, including without limitation Owner’s approval of the plans and specifications therefor in accordance with Article 3, Tenant shall have the right to install conduit to run telecommunications wiring and cabling from the Building’s points-of-entry to the Demised Premises. (G) Suspension of Services. Subject to Paragraph 29(H), Owner reserves the right, without same constituting an actual or constructive eviction or entitling Tenant to any abatement and/or diminution of Basic Annual Rent, Escalation Rent and/or other Additional Rent, to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the Building of which the Demised Premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten (10) days’ written notice to Tenant, proceed with alterations necessary therefor without in any way affecting this Lease or the obligations of Tenant hereunder. Any such work shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence. (H) Notwithstanding anything to the contrary contained in this Lease, if, by reason of Owner’s failure to (i) make repairs required to be made by Owner pursuant to this Lease (or if due to the performance of such repairs by Owner) or (ii) provide the services required to be provided by Owner under Paragraph 29(A)(i), Paragraph 29(C), Paragraph 29(D)(I) or Paragraph 12(A)

240466765.7 209615-10001 43 (such required repairs and service obligations set forth in this Paragraph 29(H) being referred to individually and/or collectively as “Critical Services”), and as a result thereof all or a “material portion of the Demised Premises” is rendered untenantable for the conduct of Tenant’s business, and Tenant ceases to use such portion of the Demised Premises for the conduct of its business, and Owner’s failure to provide such Critical Services continues unremedied for more than seven (7) consecutive Business Days after Tenant gives written notice to Owner of such failure and the fact that a material portion of the Demised Premises has been rendered untenantable for the conduct of Tenant’s business by reason of such Owner failure and that Tenant shall have ceased using such portion of the Demised Premises for the conduct of its business, then the Basic Annual Rent and the Escalation Rent shall be abated for such portion of the Demised Premises during the time that such portion remains so untenantable and unused by reason of such Owner failure to provide such Critical Services after such seventh (7th) consecutive Business Day, apportioned according to the rentable area of the Demised Premises so rendered untenantable and unused. Nothing contained in this Paragraph 29(H) is intended to, or shall be deemed to, make any event described in or contemplated by Articles 9, 10 or 27 or Paragraph 29(G) or any event resulting from an act or omission of Tenant or Persons Within Tenant’s Control, an Owner failure to provide Critical Services. Notwithstanding anything to the contrary contained in this Lease, the abatement of Basic Annual Rent and Escalation Rent set forth in this Paragraph 29(H) shall be Tenant’s sole and exclusive remedy for any such Owner failure to provide Critical Services. For the purposes of this Paragraph 29(H), a “material portion of the Demised Premises” shall mean at least 5,000 RSF. ARTICLE 30 CAPTIONS The Article headings and captions used throughout this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. ARTICLE 31 DEFINITIONS The term “office”, or “offices”, wherever used in this Lease, shall not be construed to mean the Demised Premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term “Owner” means a landlord or lessor, and as used in this Lease means only the Owner, or the mortgagee in possession, for the time being, of the Land and Building (or the Owner of a lease of the Building or of the Land and Building) of which the Demised Premises form a part, so that in the event of any sale or sales of the Land and Building or of said lease, or in the event of a lease of said Building, or of the Land and Building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the Building, or of the Land and Building, that the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The term “Manager” shall mean Global Holdings Management (US) Inc., or any successor contractor under Owner’s contract for the management of the Building. The words “re-enter” and “re-entry” as used in this Lease are not restricted to their technical legal meaning. The term “Business Days” as used in this Lease shall mean all days, except for Saturdays, Sundays and Holidays. The term “Operating Hours” as used in this Lease shall mean 8:00 a.m. to 6:00 p.m. on Business Days. The term “Holidays” as used in this Lease shall mean New Year’s Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and in the case of any Building service, any days observed by the applicable labor union providing such service in the Building, provided that Owner may designate additional Holidays that are commonly recognized. ARTICLE 32 ADJACENT EXCAVATION – SHORING If an excavation shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford to the person causing (or authorized to cause) such

240466765.7 209615-10001 44 excavation, reasonable license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall and/or other structural components of the Building of which the Demised Premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent. ARTICLE 33 RULES AND REGULATIONS Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the rules and regulations annexed hereto as Exhibit C and such other and further reasonable rules and regulations as Owner or Owner’s managing agent may from time to time adopt for the tenants and occupants of the Building (collectively, the “Rules and Regulations”). Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. Nothing in this Lease shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees, provided that no Rules and Regulations shall be prejudicially enforced against Tenant. In the event of a conflict between the Rules and Regulations and the terms and conditions of this Lease, the terms and conditions of this Lease shall control. ARTICLE 34 ESTOPPEL CERTIFICATE Tenant from time to time (but not more frequently than two (2) times in any twelve month period) shall execute, acknowledge and deliver to Owner, within ten (10) Business Days after Owner’s request, a certificate stating: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and identifying the modifications); (b) the commencement and expiration dates of the term of this Lease; (c) the dates through which Basic Annual Rent, Escalation Rent and other Additional Rent have been paid; (d) to Tenant’s knowledge, whether or not there is any existing default by Owner or Tenant with respect to which a notice of default has been delivered, and if there is any such default, specifying the nature and extent thereof; (e) omitted; and (f) to Tenant’s knowledge, whether or not there are any set-offs, defenses or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of this Lease to be paid, complied with or performed by Tenant. Any such certificate may be relied upon by Owner and any mortgagee, purchaser or other person with whom Owner may deal. In the event that Tenant fails to deliver the certificate required under this Article 34, then Owner shall send a second notice to Tenant, and in the event Tenant fails to deliver the certificate required under this Article 34 within five (5) Business Days of such second notice, in addition to Owner’s other remedies for a default by Tenant under this Lease, Tenant hereby irrevocably appoints Owner as Tenant’s attorney-in-fact with an interest, for purposes of executing and delivering a certificate in accordance with this Article 34. Owner from time to time (but not more frequently than two (2) times in any twelve month period) shall execute, acknowledge and deliver to Tenant, within ten (10) Business Days after Tenant’s request, a certificate stating: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and identifying the modifications); (b) the commencement and expiration dates of the term of this Lease; (c) the dates through which Basic Annual Rent, Escalation Rent and other Additional Rent have been paid; and (d) to Owner’s knowledge, whether or not there is any existing default by Owner or Tenant with respect to which a notice of default has been delivered, and if there is any such default, specifying the nature and extent thereof. Any such certificate may be relied upon by Tenant and any lender, purchaser or other person with whom Tenant may deal.

240466765.7 209615-10001 45 ARTICLE 35 SUCCESSORS AND ASSIGNS The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, assigns. ARTICLE 36 BROKER Tenant represents and warrants to Owner that Tenant has not dealt with any broker or agent in connection with this transaction other than Jones Lang LaSalle Brokerage, Inc. (the "Broker"). Tenant hereby agrees to indemnify and to hold Owner harmless from any claims for brokerage commissions, other than those of the Broker, and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys’ fees and expenses arising out of a breach of the representation contained in this Paragraph. The provisions of this Paragraph shall survive the termination of this Lease. Owner shall pay the brokerage commission of the Broker due with respect to this transaction pursuant to a separate written agreement between Owner and the Broker. ARTICLE 37 OWNER’S LIABILITY (A) Tenant agrees that, notwithstanding any other provision of this Lease, Owner shall not be under any personal liability under this Lease and, if Owner defaults hereunder, Tenant shall look solely to the interest of Owner or its successor in the Real Property, and the rents, issues and profits arising therefrom, for the satisfaction of any judgment or other judicial process requiring the payment of money by Owner based upon any default hereunder, and no other assets of Owner or any such successor shall be subject to levy, execution or other enforcement procedure for the satisfaction of any such judgment or process. Upon any conveyance or transfer of the Building, the transferor shall be relieved from all liability hereunder from and after such conveyance or transfer. (B) Owner shall not be held liable for any injury to or death of any person or persons, or injury or damage to property, from any cause, including, without limitation, theft or accident, or from steam, gas, electricity, water, rain which may seep into, issue or flow from the Building, unless same shall be due to Owner’s negligence or willful misconduct. (C) In the event that it shall be determined that Owner was unreasonable in the withholding or delaying of its consent to any matter which under this Lease Owner’s consent is necessary, then Tenant’s sole and exclusive remedy shall be to seek and obtain an injunction requiring the granting of such consent. Tenant hereby waives any claim that it may have asserted for damages as a result of Owner’s failure or delay in the granting of such consent. (D) Notwithstanding anything to the contrary contained herein, in no event shall Owner be liable for consequential or punitive damages under this Lease. Further, notwithstanding anything to the contrary contained herein, in no event shall Tenant be liable for consequential or punitive damages under this Lease other than pursuant to Article 41. ARTICLE 38 INSURANCE (A) Tenant, at its expense, shall maintain at all times during the term of this Lease and shall deliver to Owner on or prior to the Office Commencement Date as to the Office Premises, and on or prior to the Ground Floor Commencement Date as to the Ground Floor Premises, (i) commercial general liability insurance in respect of the Demised Premises and the conduct or operation of business therein, with Owner and its managing agent, if any, and each mortgagee whose name and address shall previously have been furnished to Tenant, as additional named insureds, with limits of not less than $3,000,000 combined single limit for bodily injury or death to one person and $5,000,000 if more than one person and $1,000,000 for property damage;

240466765.7 209615-10001 46 (ii) “All-Risk” insurance, with deductibles in an amount reasonably satisfactory to Owner, protecting and indemnifying Tenant against any and all damage to or loss of any Tenant’s property and all Alterations and leasehold improvements in the Demised Premises (including any Owner’s Work and Owner’s Ground Floor Work), which insurance (x) shall not contain any exclusions for flood, mold/fungus or acts of terrorism or similar events, and (y) shall cover the full replacement value of all Tenant’s property and the Alterations and leasehold improvements (including Owner’s Work and Owner’s Ground Floor Work) in the Demised Premises; (iii) workers’ compensation, occupational disease and employee benefit insurance in the statutory amounts required by the laws of the State of New York, with broad form all-states endorsements; (iv) employer’s liability insurance with a limit of $1,000,000.00 for each accident; (v) “All-Risk” business interruption insurance (including Extra Expense) fully compensating for the amount of Basic Annual Rent and Additional Rent owed to Owner by Tenant for a period of not less than twelve (12) months; (vi) liquor liability insurance or social host coverage, with a limit of not less than Five Million and 00/100 Dollars ($5,000,000.00) combined single limit for bodily injury (including death) and/or damage to or destruction of property; and (vii) insurance against such other hazards and in such amounts as is customarily carried by tenants in similar office Buildings, as Owner reasonably may request. Tenant shall deliver to Owner such fully paid-for policies or certificates of insurance, in form and substance satisfactory to Owner in its reasonable discretion, issued by the insurance company or its authorized agent, or on before the expiration hereof, and Tenant shall deliver to Owner a renewal policy or certificate thereof at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State, and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Owner is given at least ten (10) days’ prior written notice of such cancellation or modification (which provision shall also appear on the certificates delivered to Owner hereunder), or, if such a provision is not available, Tenant shall provide notice to Owner promptly following Tenant’s receipt of such notice from its insurer. Owner may from time to time require that the amount and types of insurance to be maintained by Tenant under this Article 38 be increased and/or modified so that the amount and types thereof adequately protect Owner’s interest provided such requirements are consistent with Comparable Buildings. (B) All insurance required to be maintained by Tenant pursuant to this Article 38 shall name Tenant as named insured and Owner and Manager as additional insureds, shall provide that no cancellation, reduction in amount or material change in coverage thereof will be effective until at least ten (10) days after receipt by Owner of written notice thereof, and shall be satisfactory to Owner, acting reasonably, in all other respects. Tenant shall procure an appropriate clause in, or endorsement to, all such insurance whereby the insurance company waives subrogation or consents to a waiver of right of recovery. (C) If at any time Tenant shall neglect or fail to provide or maintain insurance or to deliver insurance policies in accordance with this Article 38, Owner, after notice to Tenant, may effect such insurance as agent for Tenant, by taking out policies in a company satisfactory to Owner, and the amount of the premiums paid for such insurance shall be paid by Tenant to Owner on demand. Owner, in addition to Owner’s other rights, powers and remedies, shall be entitled to recover as damages for any breach of this Article 38 the uninsured amount of any liability, claim, loss, damage or expense, including reasonable attorneys’ fees, suffered or incurred by Owner, and shall not be limited in the proof of damages which Owner may claim against Tenant to the amount of the insurance premiums not paid or incurred by Tenant which would have been payable for such insurance. (D) Owner shall maintain an insurance program, including, without limitation, commercial general liability insurance and “All-Risk” insurance in compliance with the requirements of the Building’s mortgagee, or if there shall not be a mortgage on the Real Property at any time during the term, consistent with insurance maintained by prudent owners of Comparable Buildings. ARTICLE 39 PARTIES NOT BOUND It is understood and agreed that each party shall be under no obligation hereunder until this Lease has been executed by both parties and delivered to both parties.

240466765.7 209615-10001 47 ARTICLE 40 MODIFICATIONS REQUESTED BY LENDER If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant shall not unreasonably withhold or delay its consent thereto, provided such modifications do not adversely affect the leasehold interest hereunder, decrease Owner’s obligations hereunder or increase Tenant’s obligations hereunder, except in any such case to a de minimis extent (such as to the extent that Tenant may be required to give notices of any defaults by Owner to such lender or permit the curing of such defaults by such lender together with the granting of such additional reasonable time for such curing as may be required for such lender to get possession of the Building). In no event shall a requirement that the consent of any such lender be given for any modification of this Lease or for any assignment or sublease be deemed to adversely affect the leasehold interest hereby created. ARTICLE 41 USE AND OCCUPANCY (A) In the event that the term of this Lease is not renewed or a new lease is not entered into between the parties, and if Tenant shall then use and occupy the Demised Premises (or any portion thereof) after the expiration of the term of this Lease, and if Owner shall not proceed to remove Tenant from the Demised Premises in the manner permitted by law, irrespective of whether or not Owner accepts rent from Tenant for a period beyond the expiration of the term hereof, the parties hereby agree that Tenant’s occupancy of the Demised Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, which tenancy shall be upon all of the terms set forth in this Lease, except Tenant shall pay to Owner on the first day of each month for Tenant’s use and occupancy of the Demised Premises (or any portion thereof) after the expiration of the term (for each month or any portion thereof), as Basic Annual Rent, (x) for the first sixty (60) days of such holdover, an amount equal to 150% of the Basic Annual Rent and 100% of the Escalation Rent and all other Additional Rent payable by Tenant during the last month of the term of this Lease (i.e., the month immediately preceding the expiration of the term) and (y) from and after the sixty-first (61st) day of such holdover, an amount equal to 175% of the Basic Annual Rent and 100% of the Escalation Rent and all other Additional Rent payable by Tenant during the last month of the term of this Lease (i.e., the month immediately preceding the expiration of the term). (B) Anything to the contrary notwithstanding, the acceptance of any rent paid by Tenant pursuant to Paragraph 41(A) above shall not preclude Owner from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an “agreement expressly providing otherwise” within the meaning of Section 223-c of the Real Property Law of the State of New York. (C) If Tenant shall remain in possession of any portion of the Demised Premises beyond the Expiration Date or earlier termination of this Lease, Tenant shall be subject not only to summary proceedings and all damages related thereto, but from and after the ninety-first (91st) day of such holding over, also to any damages arising out of any lost opportunities (and/or new leases) by Owner to re-let the Demised Premises (or any part thereof). All damages alleged by Owner by reason of such use and occupancy by Tenant of the Demised Premises after the expiration or termination of the term of this Lease may be the subject of a separate action and need not be asserted by Owner in any summary proceedings against Tenant. Nothing contained herein shall be deemed Owner’s consent to such use and occupancy by Tenant or any party claiming through or under Tenant following the expiration or termination of the term of this Lease. ARTICLE 42 AUTHORIZATIONS (A) Tenant represents that the individual executing this Lease on its behalf has been duly authorized to do so. Upon Owner’s request, Tenant will execute and deliver to Owner a

240466765.7 209615-10001 48 Secretary’s Certificate (or comparable documentation) setting forth the authority of the officer executing this Lease by and on Tenant’s behalf. (B) Tenant represents that it is qualified and authorized to do business in the State of New York. ARTICLE 43 SECURITY (A) For the purposes hereof, the term “Security Deposit” shall mean the amount of $1,681,054.38. Tenant has deposited with Owner on the signing of this Lease the Security Deposit by Letter of Credit (as defined and further described in Paragraph 43(B)), as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant agrees that in the event (i) of the occurrence of an Event of Default or (ii) Tenant has defaulted in the performance of any of its obligations under this Lease, including the payment of any item of Basic Annual Rent or Additional Rent, and the transmittal of a notice of default by Owner is barred by applicable law, Owner may draw the entire amount of the Letter of Credit or any portion thereof and use, apply or retain the whole or any part of such proceeds, to the extent required for the payment of any Basic Annual Rent, Escalation Rent, or any other Additional Rent or other sum as to which Tenant is in default, or for any sum that Owner may expend or may be required to expend by reason of such default (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Owner). In addition, Owner may make multiple partial draws upon the Letter of Credit in accordance with the terms of this Article. If Owner applies or retains any portion or all of the proceeds of the Letter of Credit, Tenant shall forthwith restore the amount so applied or retained by delivering an additional or new Letter of Credit so that, at all times, the amount of the Security Deposit shall be the amount set forth in this Paragraph. Tenant’s failure to restore the amount so applied or retained within three (3) Business Days after Owner has drawn upon the Letter of Credit shall constitute an Event of Default under this Lease. Provided there is no uncured default, any balance of the proceeds of the Letter of Credit held by Owner and not used, applied or retained by Owner as above provided, and any remaining Letter of Credit, shall be returned to Tenant after the Expiration Date and after delivery of possession of the entire Demised Premises to Owner in accordance with the terms of this Lease. (B) Tenant shall deliver to Owner a clean, irrevocable and unconditional letter of credit (such letter of credit, and any replacement thereof as provided herein, is called a “Letter of Credit”) issued and drawn upon any commercial bank approved by Owner with offices for banking purposes in the City of New York (the “Issuing Bank”), which Letter of Credit shall have a term of not less than one (1) year, be in form and content satisfactory to Owner, be for the account of Owner and be in the amount of the Security Deposit set forth herein. The Letter of Credit shall provide that: (1) The Issuing Bank shall pay to Owner or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of the Letter of Credit and a sight draft in the amount to be drawn; (2) The Letter of Credit shall be deemed to be automatically renewed, without amendment, for consecutive periods of one year each during the term of this Lease, unless the Issuing Bank sends written notice (the “Non-Renewal Notice”) to Owner by certified or registered mail, return receipt requested, at least sixty (60) days prior to the expiration date of the Letter of Credit, to the effect that it elects not to have such Letter of Credit renewed; (3) The Letter of Credit shall have a final expiration date of not earlier than sixty (60) days after the Expiration Date; and (4) The Letter of Credit shall be transferable by Owner as provided in Paragraph 43(D). The Issuing Bank shall have combined capital, surplus and undivided profits of at least $500 million, a financial strength rating of at least “B”, and a long-term bank deposit rating of at least “Aa”, as published by Moody’s Investors Services, Inc., or its successor (collectively, the “Issuing Bank Criteria”). If at any time during the term of this Lease, the Issuing Bank does not maintain the Issuing Bank Criteria, then Owner may so notify Tenant and, unless Tenant delivers a

240466765.7 209615-10001 49 replacement Letter of Credit from another commercial bank approved by Owner meeting the Issuing Bank Criteria within thirty (30) days after receipt of such notice, Owner may draw the full amount of the Letter of Credit and hold the proceeds in a cash security deposit in accordance with this Article 43. Notwithstanding anything to the contrary contained herein, as of the Effective Date, Owner hereby approves Tenant as the Issuing Bank. (C) Owner, after receipt of the Non-Renewal Notice, shall have the right to draw the entire amount of the Letter of Credit and to hold the proceeds as a cash Security Deposit. Owner shall release such proceeds to Tenant upon delivery to Owner of a replacement Letter of Credit complying with the terms hereof. (D) In the event of the sale or lease of the Building or the Land, Owner shall have the right to transfer the Security Deposit, without charge for such transfer to Owner or the purchaser or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such Security Deposit. In such event, Tenant agrees to look solely to the new Owner for the return of said Security Deposit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new Owner. Tenant shall execute such documents as may be necessary to accomplish such transfer or assignment of the Letter of Credit. (E) Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the Security Deposit held hereunder, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance. In the event that any bankruptcy, insolvency, reorganization or other debtor-creditor proceedings shall be instituted by or against Tenant, its successors or assigns, or any guarantor of Tenant hereunder, the security shall be deemed to be applied to the payment of the Basic Annual Rent and Additional Rent due Owner for periods prior to the institution of such proceedings and the balance, if any, may be retained by Owner in partial satisfaction of Owner’s damages. ARTICLE 44 MISCELLANEOUS (A) If any action or proceeding is brought by Owner or Tenant to enforce its rights under this Lease, the prevailing party in such action shall be entitled to collect its reasonable attorneys’ fees, court costs and disbursements from the other party. (B) Neither this Lease nor any memorandum thereof shall be recorded. (C) The failure of Owner or Tenant to insist upon the strict performance of any term, covenant or condition herein shall not be deemed a waiver of any rights or remedies that Owner or Tenant may have or a waiver of any subsequent breach or default. (D) If any provision of this Lease shall be unenforceable or invalid, such unenforceability or invalidity shall not affect any other provision of this Lease. (E) Tenant shall not cause or knowingly permit any Hazardous Materials (as hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Demised Premises or the Building. “Hazardous Materials”, as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes (other than normal office materials such as toner, cleaning fluids, etc.), hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of “hazardous substances”, “hazardous wastes”, “hazard materials”, “toxic substances”, “contaminants” or any other pollutant, or otherwise regulated by any Federal, state or local environmental laws, ordinances, rules or regulations including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a violation of any of the foregoing provisions of this Paragraph 44(E), Owner may, without notice and without regard to any grace period contained herein, take all remedial action deemed necessary by Owner to correct such condition caused or permitted by Tenant, and Tenant shall reimburse Owner for the cost thereof, upon demand, as Additional Rent. Notwithstanding anything to the contrary contained herein, Tenant shall be permitted to use and store customary amounts of such Hazardous Materials as are generally used

240466765.7 209615-10001 50 and stored by office tenants in comparable office buildings in the vicinity of the Building for the normal operation and maintenance of Tenant’s office equipment and machines and for cleaning the Demised Premises, provided that the same shall be used and stored in accordance with all applicable Requirements. (F) If Tenant shall at any time be (x) a partnership (or is comprised of two or more persons, individually and/or as co-partners of a partnership) or (y) a professional corporation, the following provisions of this Paragraph 44(F) shall apply to any general partner of Tenant: (i) the liability of the general partners shall be joint and several; (ii) each of the parties comprising the general partner hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by Tenant, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner or renewing or extending this Lease and by any notices, demands, requests or other communications which may hereafter be given by Tenant or by any of the general partners of Tenant; (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Tenant shall be deemed given or rendered to Tenant and to all such general partners and shall be binding upon Tenant and all general partners comprising Tenant; (iv) if Tenant shall admit new general partners, all of such new general partners shall, by their admission to Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed; (v) Tenant shall give prompt notice to Owner of the admission of any general partner, and upon demand of Owner, shall cause each such general partner to execute and deliver to Owner an agreement in form satisfactory to Owner, wherein each such new general partner shall assume performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed (but neither Owner’s failure to request any such agreement nor the failure of any such new general partner to execute or deliver any such agreement to Owner shall vitiate the foregoing provisions hereof); and (vi) on the Office Commencement Date and on each anniversary thereof, Tenant shall deliver to Owner a list of all general partners together with their current residential addresses. (G) The terms and provisions of this Lease are subject to the approval of the Building’s lender of the terms contained herein. Owner’s execution of this Lease shall be deemed a representation by Owner that it has either obtained such lender’s consent of the terms of this Lease or that such lender’s right to approve the terms hereof was inapplicable or waived. (H) Except as otherwise expressly stated in this Lease, any consent or approval required to be obtained from Owner may be granted or withheld by Owner in its sole discretion. In any instance in which Owner agrees not to act unreasonably, Tenant hereby waives any claim for damages against or liability of Owner that Tenant may have based upon any assertion that Owner has unreasonably withheld or unreasonably delayed any consent or approval requested by Tenant, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any related provision or for specific performance, injunction or declaratory judgment. If, with respect to any required consent or approval, Owner is required by the express provisions of this Lease not to unreasonably withhold or delay its consent or approval, and if it is determined in any such proceeding referred to in the preceding sentence that Owner acted unreasonably, the requested consent or approval shall be deemed to have been granted; however, Owner shall have no liability whatsoever to Tenant for its refusal or failure to give such consent or approval. Tenant’s sole remedy for Owner’s unreasonably withholding or delaying consent or approval shall be as provided in this Paragraph 44(H). (I) (i) Tenant represents and warrants that to its actual knowledge (a) Tenant is (I) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (II) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that this Lease is in violation of law, and (c) Tenant has implemented procedures, and will consistently apply those procedures, to ensure that the foregoing representations and warranties remain true and correct at all times. The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive

240466765.7 209615-10001 51 Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law. (ii) Tenant covenants and agrees (a) to comply with all requirements relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to immediately notify Owner in writing if any of the representations, warranties or covenants set forth in Paragraph 44(I)(i) and/or (ii) are no longer true or have been breached or if Tenant has a reasonable basis to believe that they no may no longer be true or have been breached, (c) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Owner under this Lease, and (d) at the request of Owner, to provide such information as may be reasonably requested by Owner to determine Tenant’s compliance with the terms hereof. (iii) Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time during the term of this Lease shall be a material default under this Lease. Notwithstanding anything herein to the contrary, Tenant shall not permit the Demised Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Demised Premises by any such person or entity shall be a material default under this Lease. (J) This Lease may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together will constitute one and the same instrument. The signature page of any counterpart of this Lease may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart of this Lease identical thereto except having an additional signature page executed by the other party to this Lease attached thereto. Any counterpart of this Lease may be delivered via facsimile, email or other electronic transmission, and shall be legally binding upon the parties hereto to the same extent as originals. (K) Tenant shall have the right to maintain identifying signage at the entrance doors to the Office Premises and in the elevator lobbies on each full Office Premises floor of the Building, subject to the prior approval of Owner as to the location, size, materials, quality, design, color and lettering thereof (which approval shall not be unreasonably withheld, conditioned or delayed, provided that such signage shall be in compliance with Building standards). Provided that the Tenant named herein shall lease not fewer than two (2) full floors of Office Premises and the Ground Floor Premises (the “Signage Occupancy Threshold”), Tenant shall also have the right to install and maintain signage (x) at the exterior entrance to the Ground Floor Premises on the 39th Street side of the Building in a location designated by Owner, approximately as shown on Exhibit H annexed hereto, (y) non-exclusive identity signage in the Park Avenue lobby of the Building, approximately as shown on Exhibit H annexed hereto, and (z) identity signage in the main elevator lobby adjacent to the Dedicated Elevator, approximately as identified on Exhibit H annexed hereto. Tenant shall have no signage rights in any other part of the Building. So long as the Signage Occupancy Threshold shall then be satisfied, Owner shall not be permitted to provide any other tenant of the Building which leases less rentable square footage than Tenant with larger or more prominent signage on the Building exterior, in the Park Avenue lobby of the Building or in the main lobby of the Building, except to the extent that any such tenant shall have any such rights pursuant to an agreement in effect prior to the Effective Date. Tenant shall have no obligation to remove or restore any such signage upon the expiration or earlier termination of the Term. (L) So long as Owner shall make the same available to all office tenants of the Building, Owner shall provide for use by Tenant (including any of Tenant’s subtenants), together with all such other office tenants of the Building, on a non-exclusive, unreserved basis, at such hours as Owner shall establish during the Term (with the exception of temporary closures for such periodic cleaning, repairs, maintenance and upgrades as Owner reasonably deems necessary or desirable to maintain the Amenity Center at a first class standard), certain facilities (collectively, the “Amenity Center”), including a gym, conference center, lounge space, a salon, a speak easy, duck pin bowling and a golf simulator. Tenant shall have the right, on a first-come, first serve basis to reserve areas within the Amenity Center for Tenant’s exclusive use from time to time, subject to Owner’s Building standard scheduling procedures and charges therefor. Notwithstanding the foregoing, Tenant’s employees shall receive access to the Amenity Center gym free of charge.

240466765.7 209615-10001 52 ARTICLE 45 BASE BUILDING WORK; OWNER’S WORK; OWNER’S GROUND FLOOR WORK (A) Owner shall perform, at its sole cost and expense (i.e., such that Owner’s Contribution shall not be applicable thereto), the following work in and to the Demised Premises (with such work applicable to the Office Premises hereinafter referred to as the “Base Building Work” and such work applicable to the Ground Floor Premises hereinafter referred to as the “Ground Floor Base Building Work”) in a good and workmanlike manner and in compliance with applicable Requirements, prior to and as a condition to the occurrence of as to the Office Premises, the Office Commencement Date, and as to the Ground Floor Premises, the Ground Floor Commencement Date: (i) Prepare the Building envelope on the floors comprising the Office Premises and Ground Floor Premises, including, without limitation, placing the same in waterproofed, caulked, newly-glazed and cleaned (including exterior glass) condition, with all metal finishing and trim completed, touched up and cleaned; (ii) Place the common stairways, elevators (including the Dedicated Elevator), electrical/telephone rooms, etc., serving the Office Premises and the Ground Floor Premises in compliance with applicable Requirements, including the ADA; (iii) Remove any non-functioning pipes and/or conduits and ensure that the remainder shall be located tight to core walls, columns or underside of slab, with the exception of wet stacks located on interior columns, which shall be located tight to the structural column; (iv) Deliver (i) new core restrooms on each floor of the Office Premises and (ii) one (1) gender neutral restroom on each floor of the Office Premises in a location reasonably approved by Tenant, in each case, in compliance with Building standards and applicable Requirements, including, without limitation, the ADA. (v) Deliver all plumbing fixtures for the Office Premises as required by applicable Requirements, including, but not limited to, drinking fountains, water bottle filling stations and service sinks / janitor closets; (vi) Fireproof any exposed structural steel or concrete slab in the Office Premises and Ground Floor Premises, as required, and firestop all core walls, slabs, shafts, pipe penetrations, etc. in the Office Premises and Ground Floor Premises, in accordance with the final scope of work as outlined via the DOB approved drawings; (vii) Furnish the concrete slabs in the Office Premises clean, reasonably smooth, free of defects and reasonably flat to be ready to receive thin concrete finish floor and/or carpet; (viii) Deliver the existing structure and columns free of appurtenances, piping, hangers, brackets, junction boxes, conduit, cabling and lighting, etc.; (ix) Ensure that, to Owner’s knowledge, the Office Premises and Ground Floor Premises are free of Hazardous Materials on the applicable Commencement Date; (x) Furnish and install new insulation on steam pipes, piping within columns and within any under floor distribution systems, etc., in the Office Premises and Ground Floor Premises; (xi) Deliver Building common areas compliant with code required fire ratings, including the following throughout the Demised Premises, as applicable: (i) enclosed, finished and secured mechanical, electrical, telephone/low voltage, toilet and janitorial rooms, (ii) stairways, elevators and lobbies, and (iii) HVAC, plumbing and life-safety systems; (xii) Deliver Building standard doors and required hardware compliant with code at stairwells, lobbies and core service rooms in the Office Premises, with all core doors primed for final finishes; (xiii) Install the main trunk line for the HVAC system stubbed to the Office Premises;

240466765.7 209615-10001 53 (xiv) Furnish all code required Building core signage on each floor of the Office Premises and the Ground Floor Premises; (xv) Repair, or replace where necessary, all existing convector covers in the Office Premises and paint the same; (xvi) Furnish a telecommunications conduit with sufficient capacity for Tenant’s installations; (xvii) Furnish the core electrical rooms in the Office Premises and the Ground Floor Premises complete with new feeders, transformers, panels, sub-meters, breakers and associated equipment required to provide electrical service; furnish electrical closets on each full floor of the Office Premises and the Ground Floor Premises with all risers, Owner’s power and lighting panels and Tenant power distribution panels and perform all electrical work required under Paragraph 12(B); (xviii) Furnish connection points on each floor of the Office Premises and Ground Floor Premises to the Building’s Class E system for Tenant’s devices; (xix) Furnish passenger and freight elevator entrances and lobbies in the Office Premises complete with finished elevator cab doors, frames, hardware, call lanterns and buttons, fire department connections, and placards as required by code and consistent with Building standards; (xx) Furnish a sprinkler standpipe and code compliant temporary sprinkler loop throughout the Office Premises and the Ground Floor Premises, and furnish new fire extinguishers installed in all core fire extinguisher cabinets and fire hose cabinets in the Office Premises and the Ground Floor Premises; (xxi) Furnish telecommunications closets serving the Office Premises and the Ground Floor Premises with all sleeves, BMS and security systems risers installed; (xxii) Furnish all Building columns in the Office Premises and the Ground Floor Premises dry walled, taped, bedded (or if concrete, sanded) and finished; ensure that columns are finished to a level 4 finish per industry standards; (xxiii) Furnish a new HVAC system in the Ground Floor Premises to exclusively serve the Ground Floor Premises (the “Ground Floor Premises HVAC System”); (xxiv) Replace the windows on the 40th Street, Park Avenue, and 39th Street sides of the Second Floor Premises with full height windows; (xxv) Cause all Building systems serving the Office Premises and the Ground Floor Premises and the Ground Floor Premises HVAC System to be in good working order on the applicable Commencement Date; and (xxvi) Deliver the Office Premises and the Ground Floor Premises without any outstanding liens filed or violations of record for work performed in, or conditions existing in, the Office Premises the Ground Floor Premises on the applicable Commencement Date. (B) In addition to the Base Building Work, prior to the Office Commencement Date, Owner shall perform Owner’s Work in and to the Office Premises as required in accordance with the Work Agreement annexed hereto as Exhibit E. (C) In addition to the Ground Floor Base Building Work, prior to the Ground Floor Commencement Date, Owner shall perform Owner’s Ground Floor Work in and to the Ground Floor Premises as required in accordance with the Work Agreement annexed hereto as Exhibit E. (D) Tenant, within twelve (12) months following each applicable Commencement Date (with time being of the essence), may give Owner a written notice (herein called a “Latent Defects List”) specifying in reasonable detail any latent defects discovered by Tenant in the (x) Office Premises with respect to the Base Building Work and/or Owner’s Work, or (y) Ground Floor Premises with respect to the Ground Floor Base Building Work and/or Owner’s Ground Floor Work (but not, in any such case in clauses (x) or (y), defects caused by Tenant or Persons Within

240466765.7 209615-10001 54 Tenant’s Control) (“Latent Defects”). If Tenant shall so timely deliver a Latent Defects List to Owner, then upon confirmation of the items on said list, Owner shall use reasonable efforts to correct any such Latent Defects, as soon as is reasonably practicable, provided that Tenant shall give Owner access to the applicable portion of the Demised Premises for the performance of such work, and provided further, that Owner shall perform such work so as not to unreasonably interfere with Tenant’s use and occupancy of the applicable portion of the Demised Premises for the conduct of its business (it being agreed, however, that Owner shall not be required to perform any such work on an overtime or premium-pay basis). ARTICLE 46 OPTION TO RENEW (A) Provided that: (i) this Lease shall be in full force and effect; (ii) as of the date of the Renewal Notice (as hereinafter defined) and as of the Expiration Date, there shall not then be an existing default under this Lease beyond any applicable notice and cure periods; and (iii) as of the date of the Renewal Notice and as of the Expiration Date, Tenant named herein and/or a Related Transferee shall be in actual physical occupancy of no less than eighty percent (80%) of the rentable area of the Demised Premises, subject to casualty and condemnation, Tenant shall have one (1) option to extend the Term of this Lease for a five (5) year period (the “Renewal Term”) commencing on the day immediately following the Expiration Date and ending on the fifth (5th) anniversary of the Expiration Date set forth in this Lease. Such option shall be exercisable by written notice (the “Renewal Notice”) given to Owner not later than the day which is fourteen (14) months prior to the Expiration Date set forth in this Lease (with time being of the essence). Notwithstanding the foregoing, Owner, in its sole discretion, may waive any default by Tenant and any failure of Tenant to satisfy the occupancy requirement set forth in clause (iii) of this Paragraph 46(A), and no such default or failure to satisfy such occupancy requirement may be used by Tenant to negate the effectiveness of Tenant’s exercise of such option. The Renewal Term shall constitute an extension of the term of this Lease and shall be upon all of the same terms and conditions as the existing term hereof, except that (I) there shall be no further option to renew the term of this Lease in the Renewal Term, (II) Owner shall not be required to furnish any materials or perform any work to prepare the Demised Premises for Tenant’s continued occupancy and Owner shall not be required to reimburse Tenant for any Alterations made or to be made by or on behalf of Tenant, and (III) the Basic Annual Rent for the Renewal Term shall be payable at a rate per annum equal to the Fair Rental Value (as hereinafter defined) for the Demised Premises as of the first day of the Renewal Term. During the Renewal Term, all Escalation Rent that Tenant is obligated to pay under Article 1 of this Lease during the existing term hereof shall continue without interruption, it being the intention of the parties hereto that the Renewal Term shall be deemed a part of and continuation of the existing term of this Lease for such purpose. “Fair Rental Value” means the fixed annual rent that a willing tenant would pay pursuant to a direct lease and a willing Owner would accept as the “Basic Annual Rent” for the Demised Premises (with the Ground Floor Premises bearing office rental rates like the floors of the Office Premises) for the Renewal Term pursuant to a direct lease during the Renewal Term, determined on the basis of then-current prevailing rent in the Building on a direct-lease basis, taking into account all relevant factors, whether favorable to Owner or Tenant, including that the Base Tax Amount and the Base Operating Amount remain unchanged and no other concessions are included (unless Owner shall clearly set forth such proposed concessions in Owner’s sole discretion). (B) If Tenant has given the Renewal Notice in accordance with Paragraph 46(A), the parties shall make good faith efforts to agree upon the Fair Rental Value for the Demised Premises, determined as of the commencement date of the Renewal Term. In the event that the parties are unable to agree upon the Fair Rental Value for the Renewal Term within six (6) months prior to the first day of the Renewal Term, then the same shall be determined as follows: (1) Owner, at any time within such six (6) month period or within thirty (30) days after Tenant’s request (provided that such request shall not be made more than thirteen (13) months prior to the initial Expiration Date), shall notify Tenant of Owner’s good faith determination of the Fair Rental Value, which shall constitute the maximum that Owner can claim is the Fair Rental Value of the Demised Premises for the Renewal Term in any arbitration thereof (“Owner’s Maximum Determination”). Within thirty (30) days after Owner shall have given Tenant Owner’s Maximum Determination (with time being of the essence), Tenant shall notify Owner whether Tenant disputes Owner’s Maximum Determination and, if Tenant disputes Owner’s Maximum Determination, Tenant shall set forth in such notice Tenant’s good faith

240466765.7 209615-10001 55 determination of the Fair Rental Value of the Demised Premises for the Renewal Term, which shall constitute the minimum that Tenant can claim is the Fair Rental Value for the Demised Premises for the Renewal Term in any arbitration or dispute thereof (“Tenant’s Minimum Determination”). If Tenant fails to dispute Owner’s Maximum Determination or to set forth Tenant’s Minimum Determination within the time period set forth above (with time being of the essence), then provided Owner sends a second notice of Owner’s Maximum Determination, and Tenant fails to respond to Owner’s second notice within five (5) Business Days then, in such event, Tenant shall be deemed to have accepted Owner’s Maximum Determination as the Fair Rental Value. If Owner fails to notify Tenant of Owner’s Maximum Determination within thirty (30) days after Tenant’s request therefor, then Tenant may notify Owner of Tenant’s Minimum Determination, in which event Owner may notify Tenant whether Owner disputes Tenant’s Minimum Determination within forty-five (45) days after Tenant’s notice thereof (with time being of the essence) and set forth in such notice Owner’s Maximum Determination, provided that if Owner fails to dispute Tenant’s Minimum Determination or set forth Owner’s Maximum Determination, in each case within the time period set forth above (with time being of the essence), then provided Tenant sends a second notice of Tenant’s Minimum Determination, and Owner fails to respond to Tenant’s second notice within five (5) Business Days then, in such event then Owner shall be deemed to have accepted Tenant’s Minimum Determination as the Fair Rental Value. (2) If Owner and Tenant dispute the determination of Fair Rental Value, and Owner and Tenant fail to agree as to the amount thereof within thirty (30) days after the exchange of Owner’s Maximum Determination and Tenant’s Minimum Determination, then the dispute shall be resolved by arbitration as set forth in Paragraph 46(C) below. The parties agree to cooperate throughout the arbitration proceeding and to pursue an expeditious resolution thereof. If the dispute shall not have been resolved on or before the first day of the Renewal Term, then pending such resolution, Tenant shall pay, as Basic Annual Rent for the Renewal Term, an amount equal to Owner’s Maximum Determination. If such resolution shall be in favor of Tenant, then within thirty (30) days after the final determination of Fair Rental Value, Owner shall refund to Tenant any overpayment. (C) (1) Any dispute as to Fair Rental Value shall be determined as follows: A senior officer of a recognized New York City leasing brokerage firm (the “Baseball Arbitrator”) shall be selected by Owner and reasonably approved by Tenant, and shall be paid for jointly by Owner and Tenant. If Owner and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the American Arbitration Association or its successor (the “AAA”). The Baseball Arbitrator selected by the parties or designated by the AAA shall not have been employed by Owner or Tenant during the previous five (5) year period and shall have at least ten (10) years’ experience in (i) the leasing of office space in midtown Manhattan, or (ii) the appraisal of first class office buildings in midtown Manhattan. (2) Owner and Tenant shall each submit to the Baseball Arbitrator and to the other its determination of the Fair Rental Value for the Renewal Term, as set forth above; provided, however, that (x) Owner’s such determination of the Fair Rental Value for the Renewal Term (“Owner’s Determination”) may not be greater than Owner’s Maximum Determination, and (y) Tenant’s such determination of the Fair Rental Value for the Renewal Term (“Tenant’s Determination”) may not be less than Tenant’s Minimum Determination. The Baseball Arbitrator shall determine which of Owner’s Determination and Tenant’s Determination more closely represents the Fair Rental Value for the Renewal Term, taking into account all relevant factors, whether favorable to Owner or Tenant. The Baseball Arbitrator may not select any other rental value for the Renewal Term other than Owner’s Determination or Tenant’s Determination, and such determination of the Baseball Arbitrator shall serve as the Fair Rental Value for the Demised Premises for the Renewal Term. (3) Owner and Tenant hereby agree to, and hereby do: (i) waive any and all rights either of them at any time may have to revoke their agreement hereunder to submit to arbitration as set forth in this Article 46; (ii) consent to the entry of judgment in any court upon any award rendered in any arbitration held pursuant to this Article and; (iii) acknowledge that any award rendered in any arbitration held pursuant to this Article, whether or not such award has been entered for judgment, shall be final and binding upon Owner and Tenant. (D) After the Basic Annual Rent payable for the Renewal Term has been agreed to or otherwise determined as set forth in this Article 46, the parties shall execute and deliver an

240466765.7 209615-10001 56 instrument setting forth same, but the failure to so execute and deliver any such instrument shall not affect the determination of such Basic Annual Rent in accordance with this Article 46. (E) The right to exercise the option to extend the Term of this Lease for the Renewal Term in accordance with this Article 46 shall be personal to the Tenant named in this Lease and/or any Related Transferee and such right shall not be assigned to or exercisable by any other Tenant. ARTICLE 47 RIGHT OF FIRST OFFER (A) As used herein: (i) “Offer Space” means each of (i) a portion of the rentable area of the fourth (4th) floor of the Building, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 19,207 RSF, as more particularly shown hatched on Exhibit G-1 annexed hereto (the “Fourth Floor Offer Space”), and (ii) the entire rentable area of the sixth (6th) floor, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 31,633 RSF, as more particularly shown hatched on Exhibit G-2 annexed hereto (the “Sixth Floor Offer Space”; the Fourth Floor Offer Space, together with the Sixth Floor Offer Space, collectively, and each, individually, the “Offer Space”), in each case when ready and available. (ii) “Available” means, as to the Offer Space, that such space is vacant (or Owner reasonably anticipates that such space shall become vacant) and free of any present or future possessory right now existing in favor of any third party. Notwithstanding the foregoing, (x) Offer Space, if vacant upon the date of this Lease, shall not be deemed Available pending initial lease up, and (y) Owner shall not be obligated to notify Tenant of the Availability of any Offer Space if Owner is negotiating an extension of a lease or a new direct lease with an existing tenant of such space (and Owner shall be free to enter into any such extension of lease or new direct lease). (B) Provided that: (i) this Lease shall be in full force and effect, (ii) there shall not then be an existing monetary or material non-monetary default under this Lease beyond any applicable notice and cure periods, and (iii) Tenant and/or a Related Transferee shall be in actual physical occupancy of no less than eighty percent (80%) of the rentable area of the Demised Premises at the time of the giving of the Acceptance Notice and on the Offer Space Inclusion Date (as hereinafter defined), and (iv) as of the Anticipated Inclusion Date (as hereinafter defined), there shall be at least four (4) full years remaining in the Term of this Lease (or at least fourteen (14) months remaining in the initial Term of this Lease), provided that if Tenant shall exercise the Offer Space Option with less than four (4) full years remaining in the initial Term of this Lease, Tenant must then simultaneously exercise its option to extend the Term of this Lease for the Renewal Term in accordance with Article 46 hereof (which, notwithstanding any contrary terms therein, may be exercised early), if any Offer Space becomes, or Owner reasonably anticipates that any Offer Space will become, Available, Owner shall give to Tenant notice (an “Offer Notice”) thereof, specifying (a) which Offer Space is then being offered, (b) Owner’s determination of the Fair Rental Value of the applicable Offer Space, which shall constitute the maximum thereof Owner can claim as the Fair Rental Value for such space in any arbitration thereof (“Owner’s Maximum Offer Determination”), (c) the date or estimated date that such Offer Space has or shall become Available (the “Anticipated Inclusion Date”), and (d) any other relevant economic terms selected by Owner which Owner in good faith believes are customary in the marketplace. (C) Provided that on the date that Tenant exercises the Offer Space Option (as hereinafter defined) and on the Offer Space Inclusion Date the conditions described in clauses (i) through (iv) of Paragraph 47(B) continue to be satisfied, Tenant shall have one (1) option (the “Offer Space Option”) (with respect to the Offer Space subject to the Offer Notice), exercisable by notice (an “Acceptance Notice”) given to Owner on or before the date that is fifteen (15) Business Days after the giving of the Offer Notice (with time being of the essence) to include the Offer Space in the Demised Premises for the balance of the term of this Lease. Tenant shall notify Owner in the Acceptance Notice whether Tenant accepts or disputes Owner’s Maximum Offer Determination, and if Tenant disputes Owner’s Maximum Offer Determination, the Acceptance Notice shall set forth Tenant’s good faith determination of the Fair Rental Value for such Offer Space, which shall constitute the minimum that Tenant can claim as the Fair Rental Value for such

240466765.7 209615-10001 57 space in any arbitration thereof (“Tenant’s Minimum Offer Determination”). If Tenant fails to object to Owner’s Maximum Offer Determination in the Acceptance Notice and to set forth therein Tenant’s Minimum Offer Determination, then provided Owner sends a second notice of Owner’s Maximum Offer Determination, and Tenant fails to respond to Owner’s second notice within five (5) Business Days then, in such event, Tenant shall be deemed then Tenant shall be deemed to have accepted Owner’s Maximum Offer Determination as the Fair Rental Value for such Offer Space. (D) If Tenant timely delivers the Acceptance Notice, then, on the date on which Owner delivers vacant and broom-clean possession of the Offer Space to Tenant (the “Offer Space Inclusion Date”), the Offer Space shall become part of the Demised Premises, upon all of the terms and conditions set forth in this Lease, except (i) the Basic Annual Rent for the Offer Space shall be as set forth above, (ii) Tenant’s Percentage shall be increased to reflect Tenant’s lease of the Offer Space, (iii) the Base Tax Amount shall mean the Taxes for the last fiscal year (i.e., July 1 through June 30) ending prior to the Offer Space Inclusion Date for the Offer Space, (iv) the Base Operating Amount shall mean the Operating Expenses for the last calendar year (i.e., January 1 through December 31) ending prior to the Offer Space Inclusion Date for the Offer Space, and (v) unless otherwise specified by Owner in the Offer Notice, Owner shall not be required to perform the Base Building Work, Owner’s Work or any other work in the Offer Space, pay any improvement allowance, Owner’s Contribution or any other work allowance, or render any services to make the Offer Space ready for Tenant’s use and occupancy, and Tenant shall accept the Offer Space vacant, free of any possessory interest thereon, broom-clean and otherwise in its “as is” condition as of the date of the Offer Notice, reasonable wear and tear excepted. (E) If in the Acceptance Notice Tenant disputes Owner’s determination of Fair Rental Value, and Owner and Tenant fail to agree as to the amount thereof within thirty (30) days after the giving of the Acceptance Notice, then the dispute shall be resolved by arbitration as set forth in Paragraph 46(C) above. The parties agree to reasonably cooperate throughout the arbitration proceeding and to pursue an expeditious resolution thereof. If the dispute shall not have been resolved on or before the Offer Space Inclusion Date, then pending such resolution, Tenant shall pay, as Basic Annual Rent for the Offer Space, an amount equal to Owner’s Maximum Offer Determination. If such resolution shall result in a determination that Tenant has overpaid Basic Annual Rent for the Offer Space, then within thirty (30) days after the final determination of Fair Rental Value for the Offer Space, Owner shall refund to Tenant any overpayment. Owner and Tenant hereby agree to, and hereby do: (x) waive any and all rights either of them at any time may have to revoke their agreement hereunder to submit to arbitration as set forth in this Article 47; (y) consent to the entry of judgment in any court upon any award rendered in any arbitration held pursuant to this Article and; (z) acknowledge that any award rendered in any arbitration held pursuant to this Article, whether or not such award has been entered for judgment, shall be final and binding upon Owner and Tenant. (F) If Owner is unable to deliver possession of the Offer Space to Tenant for any reason on or before the Anticipated Inclusion Date, the Offer Space Inclusion Date shall be the date on which Owner is able to so deliver possession and Owner shall have no liability to Tenant therefor and this Lease shall not in any way be impaired. If an existing tenant of the Offer Space holds over, Owner shall use commercially reasonable efforts, which may (at Owner’s sole option) include the commencement of an eviction action against such holdover tenant, if such action is determined by Owner to be commercially reasonable in the circumstances, to obtain possession of the Offer Space. This Paragraph 47(F) constitutes “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect. (G) If, after receiving an Offer Notice as set forth above, Tenant fails timely to give an Acceptance Notice (with time being of the essence), then (i) Owner may enter into one or more leases of all or any part of the Offer Space subject to the Offer Notice (but not with respect to any Offer Space not previously subject to an Offer Notice) with third parties on such terms and conditions as Owner shall determine, and (ii) the Offer Space Option subject to the Offer Notice (but not with respect to any Offer Space not previously subject to an Offer Notice) shall be null and void and of no further force and effect, and Owner shall have no further obligation to offer all or any part of the Offer Space subject to the Offer Notice (but not with respect to any Offer Space not previously subject to an Offer Notice) to Tenant. Notwithstanding the foregoing, Owner shall still have to comply with the provisions of this Article with respect to any Offer Space not previously subject to an Offer Notice delivered to Tenant.

240466765.7 209615-10001 58 (H) Promptly after the occurrence of an Offer Space Inclusion Date, Owner and Tenant shall confirm the occurrence thereof and the inclusion of the applicable Offer Space in the Demised Premises by executing an instrument reasonably satisfactory to Owner and Tenant; provided, however, that failure by Owner or Tenant to execute such instrument shall not affect the inclusion of the Offer Space in the Demised Premises in accordance with this Article 47. (I) The Offer Space Option granted to Tenant in this Article 47 shall be personal to the Tenant and/or a Related Transferee named in this Lease and such option shall not be assigned to or exercisable by any other Tenant. ARTICLE 48 RIGHT OF FIRST REFUSAL (A) As used herein, “ROFR Space” means a portion of the rentable area of the fourth (4th) floor of the Building, which the parties hereto acknowledge and agree (without representation or warranty on the part of Owner), contains 12,545 RSF, as more particularly shown hatched on Exhibit G-3 annexed hereto, which is vacant as of the date of this Lease. (B) Provided that: (i) this Lease shall be in full force and effect, (ii) there shall not then be an existing monetary or material non-monetary default under this Lease beyond any applicable notice and cure periods, and (iii) Tenant and/or a Related Transferee shall be in actual physical occupancy of no less than eighty percent (80%) of the rentable area of the Demised Premises at the time of the giving of the ROFR Acceptance Notice and on the ROFR Inclusion Date (as hereinafter defined), and (iv) as of the Anticipated ROFR Inclusion Date (as hereinafter defined), there shall be at least four (4) full years remaining in the Term of this Lease (or at least fourteen (14) months remaining in the initial Term of this Lease), provided that if Tenant shall exercise the option to lease the ROFR Space with less than four (4) full years remaining in the initial Term of this Lease, Tenant must then simultaneously exercise its option to extend the Term of this Lease for the Renewal Term in accordance with Article 46 hereof (which, notwithstanding contrary terms therein, may be exercised early), if Owner shall receive a bona fide offer from a third party to lease all or any portion of the ROFR Space that Owner is willing to accept (“Third Party Offer”), Owner shall give to Tenant notice (a “ROFR Notice”) thereof, specifying (a) that the ROFR Space is Available and is then being offered, (b) the material terms and conditions of the Third Party Offer, and (c) the date or estimated date that such ROFR Space shall be added to the Demised Premises (the “Anticipated ROFR Inclusion Date”). (C) Provided that on the date that Tenant exercises the ROFR Space Option (as hereinafter defined) and on the ROFR Inclusion Date the conditions described in clauses (i) through (iv) of Paragraph 48(B) continue to be satisfied, Tenant shall have one (1) option (the “ROFR Space Option”) (with respect to the ROFR Space subject to the ROFR Notice), exercisable by notice (a “ROFR Acceptance Notice”) given to Owner on or before the date that is fifteen (15) Business Days after the giving of the ROFR Notice (with time being of the essence) to include the ROFR Space in the Demised Premises for the balance of the term of this Lease, but otherwise on the terms of the Third Party Offer (with any concessions prorated to reflect the remaining term of this Lease). (D) If Tenant timely delivers the ROFR Acceptance Notice, then, on the date on which Owner delivers vacant and broom-clean possession of the ROFR Space to Tenant (the “ROFR Inclusion Date”), the ROFR Space shall become part of the Demised Premises, upon all of the terms and conditions set forth in this Lease, except as set forth in the ROFR Notice (with any concessions prorated to reflect the remaining term of this Lease). Except as otherwise expressly set forth in the ROFR Notice, Owner shall not be required to perform the Base Building Work, Owner’s Work, or any other work in the ROFR Space, pay any improvement allowance, Owner’s Contribution or any other work allowance, or render any services to make the ROFR Space ready for Tenant’s use and occupancy, and Tenant shall accept the ROFR Space vacant, free of any possessory interest thereon, broom-clean and otherwise in its “as is” condition as of the date of the ROFR Notice, reasonable wear and tear excepted. (E) Intentionally omitted. (F) If Owner is unable to deliver possession of the ROFR Space to Tenant for any reason on or before the Anticipated ROFR Inclusion Date, the ROFR Inclusion Date shall be the

240466765.7 209615-10001 59 date on which Owner is able to so deliver possession and Owner shall have no liability to Tenant therefor and this Lease shall not in any way be impaired. If an existing tenant of the ROFR Space holds over, Owner shall use commercially reasonable efforts, which may (at Owner’s sole option) include the commencement of an eviction action against such holdover tenant, if such action is determined by Owner to be commercially reasonable in the circumstances, to obtain possession of the ROFR Space. This Paragraph 48(F) constitutes “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law and any other law of like import now or hereafter in effect. (G) If, after receiving a ROFR Notice as set forth above, Tenant fails timely to give a ROFR Acceptance Notice (with time being of the essence), then (i) Owner may enter into one or more leases of all or any part of the ROFR Space subject to the ROFR Notice (but not with respect to any ROFR Space not previously subject to a ROFR Notice) with third parties on such terms and conditions as Owner shall determine, and (ii) the ROFR Space Option subject to the ROFR Notice (but not with respect to any ROFR Space not previously subject to a ROFR Notice) shall be null and void and of no further force and effect, and Owner shall have no further obligation to offer all or any part of the ROFR Space subject to the ROFR Notice (but not with respect to any ROFR Space not previously subject to an ROFR Notice) to Tenant. Notwithstanding the foregoing, Owner shall still have to comply with the provisions of this Article with respect to any ROFR Space not previously subject to a ROFR Notice delivered to Tenant. (H) Promptly after the occurrence of a ROFR Inclusion Date, Owner and Tenant shall confirm the occurrence thereof and the inclusion of the applicable ROFR Space in the Demised Premises by executing an instrument reasonably satisfactory to Owner and Tenant; provided, however, that failure by Owner or Tenant to execute such instrument shall not affect the inclusion of the ROFR Space in the Demised Premises in accordance with this Article 48. (I) The ROFR Space Option granted to Tenant in this Article 48 shall be personal to the Tenant and/or a Related Transferee named in this Lease and such option shall not be assigned to or exercisable by any other Tenant. ARTICLE 49 TENANT’S CANCELLATION OPTION (A) Provided that (i) an Event of Default shall not have occurred and then be continuing, and (ii) Tenant shall not have assigned its interest in this Lease in a transaction requiring Owner’s consent, the Tenant named herein (or a Related Transferee) shall have the right to cancel this Lease, effective as of the day immediately preceding the twelfth (12th) anniversary of the Office Rent Commencement Date (the “Cancellation Option Termination Date”), provided that (A) Tenant shall have given Owner, at least fourteen (14) months prior to the Cancellation Option Termination Date, a written notice (the “Cancellation Notice”) of Tenant’s cancellation of this Lease effective as of the Cancellation Option Termination Date, and (B) Tenant shall pay to Owner, simultaneously with the giving of the Cancellation Notice, an amount equal to the sum of (I) $1,246,096.26, plus (II) the unamortized portion (amortized on a straight-line basis from the Office Premises Commencement Date through the Cancellation Option Termination Date at the rate of 6%) of the aggregate sum of (x) the brokerage commission in connection with this Lease, (y) the aggregate amount of the Basic Annual Rent abated between each Commencement Date and each Rent Commencement Date, as applicable, and (z) the costs of Owner’s Work and Owner’s Ground Floor Work (up to the amount of Owner’s Contribution) incurred by Owner in connection with this Lease (such aggregate amount, the “Cancellation Payment”). At any time after the Office Rent Commencement Date, Tenant may request that Owner deliver Owner’s calculation of the Cancellation Payment to Tenant, in which event Owner shall provide the same to Tenant within thirty (30) days after such request. (B) Time is of the essence with respect to the giving of the Cancellation Notice by Tenant and the making of the Cancellation Payment by Tenant by the applicable date set forth above. Upon the timely giving of the Cancellation Notice and the timely payment of the Cancellation Payment, the Term of this Lease shall automatically expire on the applicable Cancellation Option Termination Date as if such date were the Expiration Date and neither party shall have any further rights or obligations under this Lease except for such rights and obligations which expressly survive the termination or expiration of the Term hereof.

240466765.7 209615-10001 60 (C) For the avoidance of doubt, if Tenant shall exercise its option to cancel this Lease as set forth in this Article 48, then any sublease of any portion of the Demised Premises shall terminate as of the applicable Cancellation Option Termination Date, and Tenant shall cause any and all subtenants (and/or other occupants) of any portion of the Demised Premises to vacate and surrender the entire Demised Premises to Owner on or prior to such Cancellation Option Termination Date, in the condition required for surrender of the Demised Premises upon the Expiration Date. Tenant shall indemnify and hold harmless Owner from and against all costs, liabilities and expenses (including reasonable attorneys’ fees and disbursements) incurred in causing any such subtenants (and/or other occupants) of the Demised Premises to so vacate and surrender the same, and Tenant acknowledges that the terms and conditions of Article 41 of this Lease shall be expressly applicable to any such holdover. Tenant shall cause any and all sublease(s) for any portion of the Demised Premises entered into prior to the twelfth (12th) anniversary of the Office Rent Commencement Date, to contain a provision whereby the applicable subtenant shall acknowledge and agree that the sublease will automatically terminate upon the applicable Cancellation Option Termination Date if Tenant shall exercise its right to cancel this Lease as set forth in this Article 48. (D) The right to exercise the cancellation option set forth in this Article 48 shall be personal to the Tenant named in this Lease and/or any Related Transferee and such right shall not be assigned to or exercisable by any other Tenant. * * * [Remainder of Page Intentionally Left Blank; Signature Page Follows.]

240466765.7 209615-10001 61 IN WITNESS WHEREOF, Owner and Tenant have respectively executed this Lease as of the day and year first above written. OWNER: 99 PARK AVENUE ASSOCIATES, L.P., a New York limited partnership By: 99 PARK AVENUE GENPAR LLC, its general partner TENANT: AMALGAMATED BANK, a New York state- chartered bank Tenant’s Employer Identification No. is as follows: ________________________________________

240466765.7 209615-10001 A-1-1 EXHIBIT A-1 FLOOR PLAN OF THE GROUND FLOOR PREMISES ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 A-2-1 EXHIBIT A-2 FLOOR PLAN OF THE SECOND FLOOR PREMISES ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 A-3-1 EXHIBIT A-3 FLOOR PLAN OF THE THIRD FLOOR PREMISES ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 A-4-1 EXHIBIT A-4 FLOOR PLAN OF THE FIFTH FLOOR PREMISES ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 A-5-1 EXHIBIT A-5 DEDICATED ELEVATOR ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 B-1 EXHIBIT B CLEANING SPECIFICATIONS Nightly - General 1. Pick up paper. 2. Clean all drinking fountains. 3. Carpeted areas carpet swept. (4 nights) 4. Vinyl Floors located in service corridor on multi-tenant floors, mopped. 5. Empty waste baskets and dust furniture. 6. Clean interior of all elevator cabs including floor. 7. Clean exterior of main lobby hatch doors (elevators). 8. Clean main lobby, lobby doors and floor. 9. Sweep sidewalks. 10. Tenant’s Ground Floor Premises, including, without limitation, the doors and plate glass windows, shall be cleaned consistent with the cleaning standards of the Building’s Park Avenue lobby. Nightly - Lavatories 1. All flooring washed nightly. 2. All mirrors, powder shelves, bright work, etc., including flushometers, piping and toilet seat hinges washed and polished nightly. 3. All basins, bowls, urinals and toilet seats (both sides) washed nightly. 4. All partitions and tile walls dusted nightly. 5. Paper towel and sanitary disposal receptacles emptied and cleaned nightly. 6. Dispenser filled with supplies (provided by Tenant on full floor occupancies). Weekly 1. Carpeted areas vacuum cleaned. 2. Clean all window sills, baseboards, chair rails, and trim. 3. Wash all dispensers and receptacles in public bathroom. At Regular Intervals 1. Wash all toilet walls and scrub bathroom floors (excludes private restroom). (Monthly) 2. Clean Venetian blinds. (Semi-annually) 3. Dust A/C wall and ceiling grills, wall hangings. (Semi-annually) 4. Clean exterior windows, inside and out. (2 x year) 5. The Ground Floor Premises shall be cleaned in a manner consistent with the cleaning standards for the Building’s Park Avenue lobby.

240466765.7 209615-10001 C-1 EXHIBIT C RULES AND REGULATIONS 1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side-guards. If said Demised Premises are situated on the ground floor of the Building, the tenant thereof shall further, at such tenant’s expense, keep the sidewalk and curb in front of said Demised Premises clean and free from ice, snow, dirt and rubbish. 2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it. 3. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and no Tenant shall sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the Building by reason of noise, odors, and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes or vaping or carrying vapor or e- cigarettes in the Building is prohibited. 4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Owner. 5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of Owner, except as expressly set forth in the Lease. In the event of the violation of the foregoing by any tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to such tenant or tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Owner at the expense of such tenant, and shall be of a size, color and style acceptable to Owner. 6. No tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited. 7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or mechanism thereof. Each tenant must, upon the termination of its tenancy, return to Owner all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Owner the Building standard cost thereof. 8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Demised Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or any of the provisions of this Lease.

240466765.7 209615-10001 C-2 9. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same. 10. Owner reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on non-Business Days, all persons who do not present a pass to the Building issued by Owner. Owner will furnish passes to persons for whom any tenant requests same in writing. Each tenant shall be responsible for all persons for whom it requests such pass and shall be liable to Owner for all acts of such persons. 11. Owner shall have the right to prohibit any advertising by any tenant which includes the name and/or address of the Building or which, in Owner’s opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Owner, such tenant shall refrain from or discontinue such advertising. 12. Tenant shall not bring or permit to be brought or kept in or on the Demised Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises. 13. If the Building contains central air-conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requests air-conditioning or ventilation during Overtime Periods, Tenant shall request the same and pay the charges therefor as Additional Rent, in accordance with the provisions of this Lease. 14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without Owner’s prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate. 15. No bicycles, vehicles or animals of any kind (except for service dogs) shall be brought into or kept by Tenant in or about the Demised Premises or the Building, except that Tenant’s employees may store bicycles in a storage room on the lower level of the Building on a first-come, first served basis.

240466765.7 209615-10001 D-1 EXHIBIT D FORM OF COMMENCEMENT DATE AGREEMENT THIS COMMENCEMENT DATE AGREEMENT, made as of the _____ day of _______ 202__ (this “Agreement”), by and between 99 PARK AVENUE ASSOCIATES, L.P., a New York limited partnership, having an address c/o Global Holdings Management (US) Inc., Nomad Tower, 1250 Broadway, 38th Floor, New York, New York 10001 (hereinafter referred to as “Owner”), and AMALGAMATED BANK, a New York state-chartered bank, having an office at 275 Seventh Avenue, New York, New York 10001 (hereinafter referred to as “Tenant”). W I T N E S S E T H: WHEREAS, Owner and Tenant have entered into an Agreement of Lease, dated as of _______ __, 20___ (the “Lease”), pursuant to which Owner leases to Tenant certain office space on the ground floor and the second, third and fifth floors in the building known as 99 Park Avenue, New York, New York, as more fully described in the Lease; and WHEREAS, pursuant to the provisions of the Lease, the parties agreed to execute a written agreement confirming the Commencement Date and the Rent Commencement Date applicable to each portion of the Demised Premises and the Expiration Date of the Lease. NOW, THEREFORE, Owner and Tenant confirm that (i) the “Office Commencement Date” is _________ ___, 20__; (ii) the “Ground Floor Commencement Date” is _________ ___, 20__; (iii) the “Office Rent Commencement Date” is _________ ___, 20__; (iv) the “Ground Floor Rent Commencement Date” is _________ ___, 20__; and (v) the “Expiration Date” under the Lease is _______ __, 20__, as such quoted terms are defined in the Lease. * * * IN WITNESS WHEREOF, Owner and Tenant have respectively executed this Agreement as of the day and year first above written. OWNER: 99 PARK AVENUE ASSOCIATES, L.P., a New York limited partnership By: 99 PARK AVENUE GENPAR LLC, its general partner By: Name: Wendy Mosler Title: President TENANT: AMALGAMATED BANK, a New York state- chartered bank By: Name: Title:

240466765.7 209615-10001 E-1 EXHIBIT E WORK AGREEMENT Owner and Tenant hereby covenant and agree that in accordance with the terms and conditions of this Lease (including, without limitation, this Work Agreement), Owner shall, at Owner’s cost and expense up to Owner’s Contribution, and thereafter at Tenant’s expense, cause Owner’s Work to be performed throughout the Office Premises and Owner’s Ground Floor Work to be performed throughout the Ground Floor Premises in a good and workmanlike manner and in compliance with the Final Plans (as hereinafter defined) applicable thereto and all applicable Requirements. “Owner’s Work” shall mean the work contemplated under this Work Agreement with respect to the Office Premises. “Owner’s Ground Floor Work” shall mean the work contemplated under this Work Agreement with respect to the Ground Floor Premises. “Owner’s Combined Work” shall mean, collectively, Owner’s Work and Owner’s Ground Floor Work. ARTICLE I OWNER’S WORK (A) Tenant shall engage The Switzer Group (“Tenant’s Architect”) to prepare design development plans and specifications constituting design drawings (which shall be at least 80% complete, and which shall include all MEP components prepared by Owner’s MEP engineer) for Owner’s Combined Work applicable to the entire Demised Premises in accordance with the terms and conditions of Article 3 of this Lease (“Design Drawings”) and shall deliver the same to Owner not later than May 23, 2025 (the “Design Drawing Deadline”), with time being of the essence. Owner’s MEP and structural engineers shall coordinate with Tenant and shall timely provide such information as is reasonably necessary to Tenant’s Architect for Tenant’s Architect to prepare the Design Drawings. Owner shall engage Spector Group (“Owner’s Architect”) to review such Design Drawings and prepare final plans and specifications for Owner’s Combined Work (“Final Plans”). Owner’s Architect shall deliver such proposed Final Plans to Tenant for review, and Tenant shall provide any comments to the same within ten (10) Business Days (with time being of the essence). If Tenant shall request any revisions to the proposed Final Plans, Owner shall revise and resubmit the same within five (5) Business Days and such process shall continue (except that subsequent review by Tenant shall be conducted within five (5) Business Days) until the Final Plans shall have been approved (provided, however, that more than two (2) sets of Tenant comments to the proposed Final Plans shall constitute Tenant Delay, unless Owner shall have failed to prepare the same in keeping with the Design Drawings). For the avoidance of doubt, if (x) Tenant shall fail to submit the Design Drawings to Owner by the Design Drawing Deadline, or (y) Tenant shall fail to submit any comments to the proposed Final Plans to Owner within ten (10) Business Days after receipt thereof (or within five (5) Business Days after receipt of revisions), or (z) if Tenant shall submit more than two (2) sets of revisions to the proposed Final Plans, then any such delay set forth in clause (x) through clause (z) hereof shall constitute a Tenant Delay under this Lease. In addition, if the Final Plans shall contain any Long Lead Items (notice of which shall be provided to Tenant within ten (10) days after Owner’s receipt of Tenant’s plans depicting the same), the same shall constitute a Tenant Delay under this Lease, unless Tenant shall elect to substitute a readily available item for any Long Lead Item so identified within five (5) Business Days after receipt of such notice. If Owner shall not cause its MEP engineer to timely provide the MEP components of the Design Drawings to Tenant (i.e., by not later than April 7, 2025), the same shall constitute a Landlord delay under this Lease and shall result in day-for-day extension of the Design Drawing Deadline. (B) After Tenant shall have approved the Final Plans for Owner’s Combined Work in accordance with this Work Agreement (i) Owner shall solicit bids from at least three (3) general contractors for the performance of such work (which, at Tenant’s option, may include certain bid alternates). Tenant encourages Owner to solicit bids from Minority and Women-Owned Business Enterprises and to solicit information regarding the general contractors’ use of MWBE subcontractors, materialmen and vendors within the project. Additionally, at Tenant’s option, Tenant may elect up to two (2) additional general contractors to participate in bidding for Owner’s Combined Work. Owner agrees to require all general contractors and major subcontractors bidding for Owner’s Combined Work to pay prevailing wages. Owner shall keep Tenant apprised regarding the status of the bid process (which shall be an open book process) and Owner shall instruct its general contractor to send the bid packages by email to Owner and Tenant simultaneously. Owner and Tenant shall promptly “level” the bids together, provided that Tenant shall make its representative reasonably available for such purpose. In furtherance thereof, Tenant

240466765.7 209615-10001 E-2 and Tenant’s construction manager, McKissack (“Tenant’s CM”), shall cooperate with Owner in reviewing the bid packages and may attend all bid de-scoping meetings and review leveling. Within a reasonable period of time after the bids for Owner’s Combined Work have been received, Owner shall work with its general contractor to compile and propose a price for Owner’s Combined Work, and Owner shall notify Tenant thereof (the “Bid Result Notice”), which Bid Result Notice shall also indicate the selected subcontractors. For the avoidance of doubt, Owner shall select which general contractor that provided a bid shall perform Owner’s Combined Work, subject to reasonable consultation with Tenant. In calculating the price for Owner’s Combined Work, Owner shall take into account (I) the lowest responsible bids received by Owner’s general contractor, plus (II) any other construction costs that are not included in clause (I), such as costs of permitting, filing and expediting fees, and the costs of Owner’s engineers’ and Owner’s Architects’ reviews of the Design Drawings and preparation of MEP drawings and the Final Plans (without duplication of any charges rendered to Tenant pursuant to Article 3 of this Lease), but excluding any construction management or supervisory fees. The price so delivered by Owner to Tenant shall set forth in reasonable detail the manner in which Owner calculated the same (“Owner’s Combined Work Price”). After delivery of Owner’s Combined Work Price, Tenant shall have up to ten (10) Business Days to conduct value engineering and give Owner written notice of any such adjustments to the Final Plans, and promptly thereafter the parties shall confirm Owner’s Combined Work Price (taking any such adjustments into account). For the avoidance of doubt, Owner’s Combined Work shall be performed at Owner’s expense up to the amount of $13,166,300.00 (“Owner’s Contribution”). (C) To the extent that Owner’s Combined Work Price shall exceed Owner’s Contribution, Tenant shall pay to Owner, as Additional Rent, the amount by which the Owner’s Combined Work Price exceeds Owner’s Contribution (the “Excess Work Cost”), in ten (10) equal installments, the first of which shall be due within thirty (30) days after the contractor is selected, and the balance of which shall be paid on the first day of each of the next nine (9) calendar months. If additional Excess Work Costs shall be incurred by Owner during the performance of the work shown on the Final Plans, the same shall be paid by Tenant, as Additional Rent, within thirty (30) days after the later to occur of (x) the Commencement Date and (y) the date on which Tenant shall have been given an invoice therefor (accompanied by reasonable supporting documentation). For the avoidance of doubt, the reconciliation of the Excess Work Costs shall take into account (such that Tenant shall receive credit for) any installment payments made in accordance with this paragraph and all Excess Additional Work Cost that shall have been paid from Tenant to Owner in accordance with Article II of this Work Agreement. (D) Notwithstanding anything contained herein to the contrary, Owner’s costs and expenses incurred with respect to Owner’s Combined Work and any Additional Work (as hereinafter defined) shall not exceed Owner’s Contribution. Tenant shall pay all costs and expenses in excess of Owner’s Contribution attributable to Owner’s Combined Work and any Additional Work in accordance with clause (C) of this Article I and Article II of this Work Agreement. ARTICLE II ADDITIONAL WORK (A) Intentionally omitted. (B) If, subsequent to the approval of the Final Plans and Owner’s Combined Work Price, Tenant shall request Owner to perform additional work in any portion of the Demised Premises, or if Tenant shall request to substitute work or materials for those items reflected in the approved Final Plans and Owner’s Combined Work Price (any such requested additional work or changes, “Additional Work”), then Owner shall cause the general contractor to estimate reasonably the cost of such Additional Work (including without limitation, any architectural and engineering fees and any cost of permits, filing fees and Owner’s expediter, plus all out-of-pocket fees actually payable to Owner’s third-party construction manager in connection with such Additional Work (collectively, “Construction Change Fees”)) and advise Tenant of such estimate (the “Post-Bid Estimate”). For the avoidance of doubt, Construction Change Fees shall not include any supervisory fees or payable to Owner. Tenant shall either promptly approve or withdraw its request for all or part of the Additional Work so estimated. If Tenant fails to approve or withdraw any request for Additional Work within ten (10) Business Days after Tenant’s receipt of a Post- Bid Estimate, Tenant shall be deemed to have disapproved such Additional Work and the Post- Bid Estimate therefor, Owner shall have no responsibility to cause such Additional Work to be performed, and such failure shall constitute a Tenant Delay hereunder to the extent of any such actual delay in the completion of Owner’s Combined Work. If Tenant approves any Additional

240466765.7 209615-10001 E-3 Work after receipt of a Post-Bid Estimate therefor, Tenant shall pay to Owner, prior to the commencement of the applicable Additional Work, the amount by which the Post-Bid Estimate exceeds (or further exceeds) Owner’s Contribution (the “Excess Additional Work Cost”), it being agreed that such payment shall be reconciled by Owner and Tenant upon the completion of Owner’s Combined Work and all Additional Work to be performed in accordance with this Exhibit E. If Tenant fails to pay the Excess Additional Work Cost simultaneously with its approval of the applicable Additional Work (i.e., within five (5) Business Days after Tenant’s receipt of the Post- Bid Estimate therefor, with time being of the essence), such delay shall constitute a Tenant Delay hereunder. (C) Owner shall cooperate with Tenant, at Tenant’s expense, to accommodate Tenant’s sustainability requirements in the performance of Owner’s Combined Work; provided, however, that the same shall not require Owner to pursue or achieve LEED status for the Demised Premises or the Building. ARTICLE III TENANT’S AUTHORIZED AGENTS For all purposes of this Work Agreement, Sean Searby, Tenant’s COO, shall be deemed duly authorized to bind and act for Tenant in all respects in connection with Owner’s Combined Work and any Additional Work. Tenant, Tenant’s Architect and Tenant’s CM shall be provided with reasonable access to the Demised Premises and shall be invited to and may attend all project meetings during the construction phase. ARTICLE IV TENANT DELAY; ADVANCEMENT OF THE OFFICE COMMENCEMENT DATE If there is (i) a delay in the Substantial Completion of the Base Building Work, the Ground Floor Base Building Work, Owner’s Work or Owner’s Ground Floor Work, or any portion thereof, due to any act or omission of Tenant or Persons Within Tenant’s Control, including, without limitation, delays in submission of information, or giving authorizations or approvals, or delays in making payments to Owner as required by this Work Agreement, or delays resulting from the performance of Tenant’s Installations (provided that, except with respect to late performance of obligations for which specific time periods have been provided in this Exhibit E for which no notice shall be required, no act or omission shall constitute Tenant Delay under this clause (i) unless Owner shall have given Tenant written notice thereof, and Tenant shall have failed to cure the same within two (2) Business Days), or (ii) a delay in the Substantial Completion of Owner’s Combined Work, or any portion thereof, resulting from Tenant’s request(s) for Additional Work, including, without limitation, any materials or products which must be specially fabricated to order or are not readily available for delivery (“Long Lead Items”), unless Tenant shall elect to substitute a readily available item for any Long Lead Item identified by Owner within five (5) Business Days after receipt of notice identifying the same in accordance with this Exhibit E, or (iii) a delay in the Substantial Completion of Owner’s Combined Work, or any portion thereof, resulting from the performance of any Additional Work, or (iv) a delay in the Substantial Completion of Owner’s Combined Work caused by Tenant’s late delivery of the Design Drawings or late comments (or more than one round of comments) to the proposed Final Plans or late payment of any sums required to be paid to Owner as specified in this Work Agreement (any of the foregoing being called a “Tenant Delay”), then the Base Building Work, the Ground Floor Base Building Work, Owner’s Work and/or Owner’s Ground Floor Work, or any portion thereof, shall be deemed to have been Substantially Completed, as applicable, on the date when the applicable portion of the Demised Premises would have been available for delivery to Tenant but for the duration of such Tenant Delays aforesaid, whether or not work to be done by Owner has been commenced or completed. Notwithstanding anything to the contrary contained herein, with respect to the Office Premises, even in the event of Tenant Delay, there shall be no acceleration of Substantial Completion of the Base Building Work or the Owner’s Work such that the Office Commencement Date is accelerated prior to April 1, 2026. A Tenant Delay shall only exist without duplication (e.g., a delay of Owner’s Combined Work of one day shall mean one day of Tenant Delay for all purposes, even if there are multiple Tenant Delays occurring simultaneously affecting multiple aspects of Owner’s Combined Work simultaneously) and without cumulative or multiplicative effect (e.g., if a Tenant Delay exists, and then an additional Tenant Delay also arises, they are all still counted as being only a single day of Tenant Delay for each day where any Tenant Delay exists, and conversely, if two Tenant Delays exist, and one is cured but the other is not, then there shall still remain a single day of Tenant Delay for each day where any Tenant Delay exists). Any period of Tenant Delay shall not exceed the time period Owner was actually delayed in Substantial

240466765.7 209615-10001 E-4 Completion of the Base Building Work, the Ground Floor Base Building Work, Owner’s Work and/or Owner’s Ground Floor Work, or any portion thereof. Notwithstanding anything to the contrary contained herein, Tenant Delay shall not excuse continued performance by Owner of those aspects of Owner’s Combined Work that are not affected by such Tenant Delay. ARTICLE V TENANT’S INSTALLATIONS; EARLY ACCESS (A) Provided that the same shall not interfere with Substantial Completion of the Base Building Work, the Ground Floor Base Building Work, Owner’s Work or Owner’s Ground Floor Work, prior to Substantial Completion of the Base Building Work, the Ground Floor Base Building Work, Owner’s Work or Owner’s Ground Floor Work, as applicable, Owner shall permit Tenant to access the such portion of the Demised Premises in order to install furniture, install security systems and install telecommunications and data wiring and cabling which are not to be performed by Owner for Tenant (herein called “Tenant’s Installations”) without any requirement to pay Basic Annual Rent to Owner, subject to the following terms and conditions: (i) Tenant’s Installations shall not require any structural Alterations; (ii) all Base Building Work, Ground Floor Base Building Work, Owner’s Work and all Owner’s Ground Floor Work and Additional Work required to be made by Owner in the Demised Premises, as applicable, shall have reached a point with respect to which, in Owner’s reasonable judgment, exercised in good faith, the making of Tenant’s Installations will not delay or hamper Owner in the completion of such work, and (iii) Tenant shall comply with all applicable terms and conditions of the Lease to which this Work Agreement is annexed. (B) Prior to the Office Commencement Date and Ground Floor Commencement Date, as applicable, any entry by Tenant or Persons Within Tenant’s Control in or on such portion of the Demised Premises shall be at Tenant’s sole risk, and shall be subject to Tenant’s insurance and indemnity obligations under this Lease. Tenant’s Installations shall be completed free of all liens and encumbrances. In furtherance of the foregoing, in the event Tenant or any Persons Within Tenant’s Control, including Tenant’s contractors, shall enter upon the Demised Premises or any other part of the Building prior to the applicable Commencement Date, Tenant agrees to indemnify and save Owner free and harmless from and against any and all claims whatsoever arising out of said entry or such work. Tenant and all Persons Within Tenant’s Control, including Tenant’s contractors, shall comply with all rules, regulations and requirements of Building management for the performance of Alterations in accordance with the Lease to which this Work Agreement is annexed.

# EXHIBIT F

## HVAC SPECIFICATIONS

The HVAC System is designed to produce the indoor conditions noted below when the outdoor conditions are as stated. Loads are exclusive of base Building common area loads.

| | | |
|---|---|---|
| Cooling Season: | Inside | 75°F.D.B. +/-2° / 50° FWB |
| | Outside | Not to exceed 95°F degrees DB; 75°F degrees WB |
| Warming Season: | Inside<br>Outside | 70°/F.D.B. +/- 2 degrees<br>not less than 10°F with minimal wind chill |

The foregoing HVAC System Design Criteria are based on projected interior loads as follows: total connected continuous electrical load of 5.0 watts per square foot. Population = one (1) person per one hundred (100) square feet.

The system shall provide fresh air as per code Requirements.

240466765.7
209615-10001

F-1

240466765.7 209615-10001 G-1-1 EXHIBIT G-1 FLOOR PLAN OF THE FOURTH FLOOR OFFER SPACE ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 G-2-1 EXHIBIT G-2 FLOOR PLAN OF THE SIXTH FLOOR OFFER SPACE ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 G-3-1 EXHIBIT G-3 FLOOR PLAN OF THE ROFR SPACE ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 H-1 EXHIBIT H SIGNAGE LOCATIONS ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 H-2 ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.

240466765.7 209615-10001 H-3 Conceptually Approved Renderings: ALL AREAS, DIMENSIONS AND CONDITIONS ARE APPROXIMATE.